UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2020 through April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Semi-Annual Report

J.P. Morgan International Equity Funds

April 30, 2021 (Unaudited)

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Research Enhanced Equity Fund

JPMorgan Europe Dynamic Fund

JPMorgan International Equity Fund

JPMorgan International Focus Fund

JPMorgan International Hedged Equity Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

June 16, 2021 (Unaudited)

Dear Shareholders,

This year has brought a large measure of relief, hope and reflection on the pandemic and its impact on our families, our jobs and our world. It has also witnessed a remarkable rally in global equity markets, driven initially by investor expectations for an accelerated economic expansion and extended by surging corporate earnings and consumer spending.

“In the year ahead, J.P. Morgan Asset Management will continue to strive to adapt to new challenges and provide investors with innovative and durable solutions that are backed by our deep experience in risk management.”

— Andrea L. Lisher

As leading central banks maintained ultra-low interest rates and governments continued to provide or increase massive fiscal stimulus and recovery programs, many investors sought opportunities for higher returns in global equity markets. For the six months ended April 30, 2021, the MSCI EAFE Index returned 29.13%, the S&P 500 Index returned 28.85% and the MSCI Emerging Markets Index returned 23.09%. Within fixed income markets, Bloomberg Barclays High Yield Index returned 7.97%, the Bloomberg Barclays Emerging Markets Index returned 2.33% and the Bloomberg Barclays U.S. Aggregate Index returned -1.52%.

The prospects for a diminishing pandemic have brightened in 2021, particularly in the U.S. and Western Europe where vaccination rates have accelerated. However, a surge of infections of COVID-19 and its variants in Brazil, India and elsewhere demonstrated that the global crisis is ongoing and spurred leading industrialized nations together to pledge to provide one billon doses of vaccine to emerging market nations. Meanwhile, the accelerating economic rebound in the U.S. has raised investor concerns about the potential for rising inflation and supply chain disruptions, though U.S. Federal Reserve Chairman Jerome Powell has sought to reassure financial markets that upward pressure on prices — while stronger than expected — remains likely to be temporary.

At this point, it’s worth reflecting on the fact that many of those who remained fully invested in the face of unprecedented uncertainty in 2020 likely benefitted fully from the ensuing rally in global equity markets. In the year ahead, J.P. Morgan Asset Management will continue to strive to adapt to new challenges and provide investors with innovative and durable solutions that are backed by our deep experience in risk management. We will continue to seek to operate under the same fundamental practices and principles that have driven our success for more than a century and focus on the financial needs of our clients.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

Globally, equity market valuations climbed higher during the period, initially fueled by the massive pandemic response of leading central banks and fiscal authorities and extended by the development of multiple vaccines in late 2020 and the advent of mass vaccinations in 2021. The rebound in asset prices during the period — partly led by U.S. equity — swept across both emerging markets and developed markets.

Fixed income markets provided mixed returns. Amid extremely low yields on developed markets sovereign bonds, investors sought out emerging markets debt and high yield bonds (also known as “junk bonds”). The initial re-opening of economies at the global, national and local levels in 2021 also raised investor concerns about potential inflationary pressure.

The final months of the 2020 included a continued rebound in global prices for petroleum and a range of other commodities as manufacturing data and consumer sentiment strengthened. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

Global equity markets surged from February through April 2021 amid a general surge in corporate earnings and consumer and business spending. Developed market equity provided strong returns, while emerging markets equity was weighed down by investor concern about large pandemic outbreaks in select nations, particularly Brazil and India.

U.S. equity markets generally led the rally, supported by a $1.9 trillion U.S. fiscal relief and recovery package and the prospect of additional federal government spending plans. Better-than-expected corporate earnings and revenues in 2021, combined with strong growth consumer spending and improved manufacturing data, drove global equity prices further upward toward the end of the period.

For the six months ended April 30, 2021, the MSCI EAFE Index returned 29.13%, the S&P 500 Index returned 28.85% and the MSCI Emerging Markets Index returned 23.09%.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	17.17%
MSCI Emerging Markets Index (net of foreign withholding taxes)	22.95%

Net Assets as of 4/30/2021 (In Thousands)	$14,466,953

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2021.

The Fund’s underweight position and security selection in the materials sector and its security selection and overweight position in the consumer discretionary sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the communication services and health care sectors was a leading contributor to relative performance.

By country, the Fund’s underweight position and security selection in Taiwan and its underweight position in South Korea were leading detractors from relative performance. The Fund’s out-of-Benchmark position in Singapore, which solely consisted of Sea Ltd., and its security selection in China were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in Dada Nexus Ltd., its overweight position in Allegro.eu SA and its underweight position in Vale SA. Shares of Dada Nexus, a Chinese provider of online retail and delivery, fell as investors sold the shares in the wake of a run up in the share price in late 2020. Shares of Allegro.eu, a Polish e-commerce platform provider, fell after Amazon.com Inc. entered the Polish market. Shares of Vale, a Brazilian mining company not held in the Fund, rose amid increased global demand for metals and other commodities.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Sea Ltd. and EPAM Systems Inc., and its overweight position in Wuxi Biologics Inc. Shares of Sea, an online gaming and electronic commerce provider based in Singapore, rose amid growth in consumer demand for online services and entertainment. Shares of EPAM Systems, a global provider of software development and platform engineering services that largely operates from Belarus, rose amid several consecutive quarters of better-than-expected earnings. Shares of Wuxi Biologics (Cayman), a Chinese developer of biological testing and drug research, rose amid increased demand for its products and services driven by the pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth.

As a result of this process, the Fund’s largest sector overweight allocations relative to the Benchmark during the period were in the consumer staples and consumer discretionary sectors and its largest relative underweight allocations were in the materials and energy sectors. The Fund’s largest country overweight allocations relative to the Benchmark during the period were in India and China and its largest relative underweight allocations were in South Korea and Taiwan.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	6.3%
2.	Samsung Electronics Co. Ltd. (South Korea)	5.7
3.	Tencent Holdings Ltd. (China)	3.8
4.	Sea Ltd., ADR (Taiwan)	3.8
5.	EPAM Systems, Inc. (United States)	3.3
6.	Wuxi Biologics Cayman, Inc. (China)	3.1
7.	Meituan (China)	2.8
8.	Alibaba Group Holding Ltd., ADR (China)	2.8
9.	MercadoLibre, Inc. (Argentina)	2.7
10.	Ping An Bank Co. Ltd., Class A (China)	2.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
China	41.8%
India	13.5
Taiwan	10.6
South Korea	8.7
Hong Kong	4.8
Brazil	4.5
United States	3.3
Argentina	2.7
Indonesia	1.6
United Kingdom	1.2
Poland	1.2
Mexico	1.2
South Africa	1.0
Others (each less than 1.0%)	2.9
Short-Term Investments	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		10.82%	50.44%	15.86%	5.41%
Without Sales Charge		16.96	58.79	17.12	5.98
CLASS C SHARES	February 28, 2006
With CDSC***		15.68	57.02	16.53	5.55
Without CDSC		16.68	58.02	16.53	5.55
CLASS I SHARES	September 10, 2001	17.12	59.22	17.41	6.24
CLASS L SHARES	November 15, 1993	17.17	59.33	17.54	6.38
CLASS R2 SHARES	July 31, 2017	16.81	58.31	16.80	5.83
CLASS R3 SHARES	July 31, 2017	16.91	58.67	17.08	5.96
CLASS R4 SHARES	July 31, 2017	17.10	59.15	17.37	6.22
CLASS R5 SHARES	September 9, 2016	17.16	59.33	17.55	6.38
CLASS R6 SHARES	December 23, 2013	17.21	59.49	17.67	6.46

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/11 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

Returns shown for Class R2 Shares and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund and the MSCI Emerging Markets Index (net of foreign withholding taxes) from April 30, 2011 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares)*	23.44%
MSCI Emerging Markets Index (net of foreign withholding taxes)	22.95%

Net Assets as of 4/30/2021 (In Thousands)	$3,823,223

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R6 Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2021.

By sector, the Fund’s security selection in the financials and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and real estate sectors was a leading detractor from relative performance.

By country, the Fund’s security selection China and South Korea were leading contributors to relative performance, while the Fund’s security selection in Poland and India was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in BiliBili Inc., AU Optronics Corp. and Taiwan Semiconductor Manufacturing Co. Shares of BiliBili, a Chinese provider of video sharing and online entertainment, rose after the company reported better-than-expected earnings and sales for the fourth quarter of 2020 and after Sony Corp. agreed to purchase a 5% holding in the company. Shares of AU Optronics, a Taiwanese manufacturer of liquid crystal display monitors and solar energy equipment, rose after the company reported continued growth in monthly revenue. Shares of Taiwan Semiconductor Manufacturing rose after the company reported better-than-expected earnings for the first quarter of 2021.

Leading individual detractors from relative performance included the Fund’s underweight position in MediaTek Inc. and its overweight positions in CD Projekt SA and Alibaba Group Holding Ltd. Shares of MediaTek, a Taiwanese semiconductor manufacturer, rose after the company reported consecutive quarters of earnings growth. Shares of CD Projekt, a Polish developer of video games, fell amid problems with the rollout of its “Cyberpunk 2077” game, which prompted Sony Corp. to pull the game from its PlayStation stores. Shares of Alibaba Group Holding, an electronic commerce conglomerate based in China, fell amid an antitrust review by Chinese regulators that resulted in a $2.8 billion fine against the company.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a combination of a disciplined portfolio construction process with in-depth fundamental research into individual securities conducted by a global network of research analysts to identify what they believed to be their relative value.

As a result of this process, by sector, the Fund’s largest overweight allocations relative to the Benchmark during the period were in the energy and consumer staples sectors and its largest underweight allocations were in the health care and consumer discretionary sectors. By country, the Fund’s largest overweight allocations relative to the Benchmark during the period were in Russia and South Africa and its largest relative underweight allocations were in Malaysia and Taiwan.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Tencent Holdings Ltd. (China)	5.9%
2.	Alibaba Group Holding Ltd. (China)	5.7
3.	Samsung Electronics Co. Ltd. (South Korea)	5.3
4.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	5.2
5.	Meituan (China)	1.9
6.	Naspers Ltd., Class N (South Africa)	1.3
7.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	1.2
8.	China Construction Bank Corp., Class H (China)	1.2
9.	Vale SA, ADR (Brazil)	1.2
10.	Ping An Insurance Group Co. of China Ltd., Class H (China)	1.1

PORTFOLIO COMPOSITION BY COUNTRY AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
China	38.5%
Taiwan	13.5
South Korea	13.1
India	8.8
Brazil	4.9
South Africa	4.2
Russia	3.9
Saudi Arabia	2.6
Mexico	2.1
Thailand	1.9
Indonesia	1.3
Others (each less than 1.0%)	4.5
Short-Term Investments	0.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS I SHARES	January 30, 2019	23.45%	51.37%	18.59%
CLASS R6 SHARES	December 11, 2018	23.44	51.43	18.71

*	Not annualized.

LIFE OF FUND PERFORMANCE (12/11/18 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 11, 2018.

Returns for Class I Shares prior to its inception date are based on the performance of Class R6 Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan Emerging Markets Research Enhanced Equity Fund and the MSCI Emerging Markets Index (net of foreign withholding taxes) from December 11, 2018 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date.

Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	39.31%
MSCI Europe Index (net of foreign withholding taxes)	33.32%

Net Assets as of 4/30/2021 (In Thousands)	$752,644

INVESTMENT OBJECTIVE**

The JPMorgan Europe Dynamic Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2021.

By sector, the Fund’s security selection in the banks sector and its overweight position and security selection in the semiconductors & semiconductor equipment sector were leading contributors to relative performance. The Fund’s security selection in technology hardware & equipment sector and its underweight position in the energy sector were leading detractors from performance relative to the Benchmark.

Leading individual contributors to relative performance included the Fund’s overweight positions in ASM International NV, Evolution Gaming Group AB, and its out-of-Benchmark position in Bank of Ireland Group plc. Shares of ASM International, a Dutch maker of semiconductor manufacturing equipment, rose amid investor expectations the company will benefit from Intel Corp.’s planned $20 billion expansion of its manufacturing capacity. Shares of Evolution Gaming Group, a Swedish provider of online casino games, rose amid continued growth in revenue driven by demand for at-home entertainment. Shares of Bank of Ireland Group rose amid investor expectation that the financials sector in general would benefit from a rebound in economic activity in 2021.

Leading individual detractors from relative performance included the Fund’s underweight position in ASML Holdings NV and its overweight positions in Zalando SE and Royal Ahold Delhaize NV. Shares of ASML Holdings, a Dutch provider of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2021. Shares of Zalando, a German online retailer of apparel and cosmetics, fell amid investor disappointment with its results for its fiscal fourth quarter. Shares of Royal Ahold Delhaize, a Dutch supermarket chain operator, fell after the company reported a loss for the fourth quarter of 2020 due to pandemic costs.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	3.9%
2.	Roche Holding AG (Switzerland)	3.1
3.	Allianz SE (Registered) (Germany)	2.1
4.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.0
5.	Novartis AG (Registered) (Switzerland)	1.6
6.	Lloyds Banking Group plc (United Kingdom)	1.6
7.	Siemens AG (Registered) (Germany)	1.5
8.	Zurich Insurance Group AG (Switzerland)	1.4
9.	Deutsche Post AG (Registered) (Germany)	1.3
10.	Schneider Electric SE (France)	1.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
United Kingdom	15.6%
Germany	14.6
Switzerland	14.4
France	10.0
Netherlands	3.6
Ireland	3.1
Sweden	3.0
Italy	2.4
Australia	2.3
Denmark	2.2
Finland	1.9
Austria	1.5
Spain	1.4
Others (each less than 1.0%)	2.5
Short-Term Investments	21.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge**		31.99%	45.35%	6.69%	5.04%
Without Sales Charge		39.31	53.42	7.85	5.60
CLASS C SHARES	November 1, 1998
With CDSC***		37.93	51.59	7.31	5.18
Without CDSC		38.93	52.59	7.31	5.18
CLASS I SHARES	September 10, 2001	39.43	53.76	8.13	5.89
CLASS L SHARES	September 10, 2001	39.58	53.96	8.28	6.07
CLASS R6 SHARES	October 1, 2018	39.64	54.16	8.34	6.09

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/11 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Europe Dynamic Fund and the MSCI Europe Index (net of foreign withholding taxes) from April 30, 2011 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI Europe Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	26.48%
MSCI EAFE Index (net of foreign withholding taxes)	28.84%

Net Assets as of 4/30/2021 (In Thousands)	$4,695,798

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2021.

The Fund’s security selection in the industrials sector and its underweight position in the energy sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the information technology and materials sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in Europe, excluding the U.K., and its out-of-Benchmark position in emerging markets were leading detractors from relative performance, while its underweight position in Japan and its security selection in the Pacific, excluding Japan, were leading contributors to relative performance.

Leading individual detractors from the Fund’s relative performance included its out-of-Benchmark position in Alibaba Group Holding Ltd. and its overweight positions in Kao Corp. and Unilever plc. Shares of Alibaba Group Holding, an electronic commerce conglomerate based in China, fell amid an antitrust review by Chinese regulators that resulted in a $2.8 billion fine against the company. Shares of Kao, a Japanese maker of chemicals and consumer products, fell after the company issued a lower-than-expected earnings forecast for 2021. Shares of Unilever, a U.K. consumer products company, fell after the company reported lower-than-expected results for its fiscal year 2020.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in ASML Holding NV, ING Groep NV and LVMH Moet Hennessy Louis Vuitton SE. Shares of ASML Holding, a Dutch maker of semiconductor manufacturing equipment, rose amid investor expectations the company would benefit from Intel Corp.’s planned $20 billion expansion of its manufacturing capacity. ING Groep, a Dutch banking and financial services company, rose after the company posted better-than-expected results for the fourth quarter of 2020. Shares of LVMH Moet Hennessey Louis Vuitton, a French luxury goods maker, rose after Tiffany’s Inc. shareholders approved a takeover offer, ending a months-long dispute.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	2.8%
2.	ASML Holding NV (Netherlands)	2.5
3.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.5
4.	AIA Group Ltd. (Hong Kong)	2.1
5.	Diageo plc (United Kingdom)	1.9
6.	Novo Nordisk A/S, Class B (Denmark)	1.9
7.	TOTAL SE (France)	1.8
8.	Keyence Corp. (Japan)	1.7
9.	Sony Group Corp. (Japan)	1.7
10.	Schneider Electric SE (France)	1.6

PORTFOLIO COMPOSITION BY COUNTRY AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
France	16.2%
Japan	15.2
United Kingdom	11.4
Germany	7.4
Switzerland	6.5
Australia	4.6
Netherlands	3.9
Denmark	3.9
Sweden	3.7
Hong Kong	3.3
Spain	3.2
China	3.2
South Korea	2.3
Taiwan	1.7
South Africa	1.2
Belgium	1.2
United States	1.1
Singapore	1.1
Finland	1.0
Others (each less than 1.0%)	2.2
Short-Term Investments	5.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge**		19.63%	34.32%	9.16%	4.58%
Without Sales Charge		26.24	41.73	10.34	5.14
CLASS C SHARES	January 31, 2003
With CDSC***		24.99	40.17	9.80	4.72
Without CDSC		25.99	41.17	9.80	4.72
CLASS I SHARES	January 1, 1997	26.48	42.17	10.63	5.41
CLASS R2 SHARES	November 3, 2008	26.10	41.35	10.02	4.86
CLASS R5 SHARES	May 15, 2006	26.49	42.28	10.76	5.57
CLASS R6 SHARES	November 30, 2010	26.57	42.42	10.85	5.65

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/11 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund and the MSCI EAFE Index (net of foreign withholding taxes) from April 30, 2011 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

JPMorgan International Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	23.96%
MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes)	28.56%

Net Assets as of 4/30/2021 (In Thousands)	$3,700,496

INVESTMENT OBJECTIVE**

The JPMorgan International Focus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2021.

The Fund’s security selection in the industrials and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials and information technology sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in Europe, excluding the U.K., and in emerging markets was a leading detractors from relative performance, while the Fund’s underweight position in Japan and its security selection the Pacific, excluding Japan, were leading contributors to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Alibaba Group Holdings Ltd., Unilever plc and Tencent Holdings Ltd.

Shares of Alibaba Group Holding, an electronic commerce conglomerate based in China, fell amid an antitrust review by Chinese regulators that resulted in a $2.8 billion fine against the company. Shares of Unilever, a U.K. consumer products company, fell after the company reported lower-than-expected results for its fiscal year 2020. Shares of Tencent Holdings, a Hong Kong online gaming, advertising and services company, fell amid a general increase in scrutiny by Chinese regulators during the period and then-President Trump’s executive order in January 2021 to ban U.S. transactions with eight Chinese-linked online platforms, including Tencent’s WeChat platform.

Leading individual contributors to the Fund’s relative performance included its overweight positions in ASML Holding NV, LVMH Moet Hennessey Louis Vuitton SE and Legal & General Group plc. Shares of ASM International, a Dutch maker of semiconductor manufacturing equipment, rose amid investor expectations the company would benefit from Intel Corp.’s planned $20 billion expansion of its manufacturing capacity. Shares of LVMH Moet Hennessey Louis Vuitton, a French luxury goods maker, rose after Tiffany’s Inc. shareholders approved a takeover offer, ending a months-long dispute. Shares of Legal & General, a U.K. financial services provider, rose after the company reported 2020 results that were in line with analysts’ estimates.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the portfolio managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on their share prices.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Samsung Electronics Co. Ltd. (South Korea)	3.7%
2.	Tencent Holdings Ltd. (China)	3.6
3.	AIA Group Ltd. (Hong Kong)	3.3
4.	LVMH Moet Hennessy Louis Vuitton SE (France)	3.3
5.	Diageo plc (United Kingdom)	3.3
6.	HDFC Bank Ltd., ADR (India)	3.1
7.	ASML Holding NV (Netherlands)	3.1
8.	Nestle SA (Registered) (Switzerland)	3.1
9.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	2.8
10.	Alibaba Group Holding Ltd. (China)	2.7

PORTFOLIO COMPOSITION BY COUNTRY AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
United Kingdom	15.1%
China	8.7
Switzerland	7.9
France	7.2
South Korea	7.2
Japan	5.6
Germany	5.3
Hong Kong	4.9
Taiwan	4.4
Canada	4.1
Spain	3.5
Sweden	3.4
India	3.2
Netherlands	3.1
Denmark	2.8
Australia	2.4
United States	2.1
Belgium	2.1
South Africa	1.9
Finland	1.7
Indonesia	1.3
Short-Term Investments	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge**		17.29%	35.69%	9.89%	8.67%
Without Sales Charge		23.77	43.23	11.08	9.30
CLASS C SHARES	November 30, 2011
With CDSC***		22.49	41.48	10.53	8.83
Without CDSC		23.49	42.48	10.53	8.83
CLASS I SHARES	November 30, 2011	23.96	43.59	11.39	9.60
CLASS R2 SHARES	November 30, 2011	23.59	42.79	10.76	9.00
CLASS R5 SHARES	November 30, 2011	24.02	43.66	11.50	9.74
CLASS R6 SHARES	November 30, 2011	24.06	43.84	11.59	9.82

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Focus Fund and the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) from November 30, 2011 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	14.65%
MSCI EAFE Index (net of foreign withholding taxes)	28.84%
ICE BofAML 3-Month US Treasury Bill Index	0.05%

Net Assets as of 4/30/2021 (In Thousands)	$125,922

INVESTMENT OBJECTIVE**

The JPMorgan International Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) and outperformed the ICE BofAML 3-Month US Treasury Bill Index for the six months ended April 30, 2021. The Fund’s options hedge allowed the Fund to generally perform as designed during the reporting period with about 57% of the Benchmark’s volatility.

The Fund’s security selection in the basic industries and automobiles & automotive parts sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the banks and consumer cyclical sectors was a leading contributor to relative performance.

By country, the Fund’s security selection in Switzerland, Italy and the U.K. was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in France and Japan was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Orsted A/S, Roche Holding AG and Nitori Holdings Co. Shares of Orsted, a Danish renewable energy generator, fell after reporting lower-than-expected revenue for the first quarter of 2021. Shares of Roche Holdings, a Swiss pharmaceuticals and diagnostics maker, fell after the company reported a decline in drug sales, partly offset by demand for the company’s COVID-19 tests, for the first quarter of 2021. Shares of Nitori, a Japanese home furnishings retailer, fell after the company reported a drop in fourth quarter 2020 earnings amid higher spending.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in ASML Holdings NV, BNP Paribas SA and Taylor Wimpey plc Shares of ASML Holdings, a Dutch maker of semiconductor manufacturing equipment, rose amid investor expectations the company would benefit from Intel Corp.’s planned $20 billion expansion of its manufacturing capacity. Shares of BNP Paribas, a French banking and financial services company, rose after the company reported better-than-expected earnings for 2020 amid a surge in securities trading late in the year. Shares of Taylor Wimpey, a U.K. residential real estate builder, rose amid continued strong demand in the U.K. housing sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	2.6%
2.	ASML Holding NV (Netherlands)	2.5
3.	Roche Holding AG (Switzerland)	2.0
4.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.7
5.	Novartis AG (Registered) (Switzerland)	1.7
6.	Novo Nordisk A/S, Class B (Denmark)	1.4
7.	Toyota Motor Corp. (Japan)	1.3
8.	L’Oreal SA (France)	1.2
9.	Iberdrola SA (Spain)	1.2
10.	AIA Group Ltd. (Hong Kong)	1.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Japan	23.5%
France	12.1
United Kingdom	11.0
Switzerland	10.0
Germany	9.4
Netherlands	6.8
Australia	5.9
Denmark	2.7
Sweden	2.6
Spain	2.4
Hong Kong	2.4
Italy	1.1
United States	1.1
Singapore	1.0
Others (each less than 1.0%)	3.0
Short-Term Investments	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	March 15, 2019
With Sales Charge**		8.54%	9.28%	1.72%
Without Sales Charge		14.54	15.36	4.33
CLASS C SHARES	March 15, 2019
With CDSC***		13.22	13.71	3.80
Without CDSC		14.22	14.71	3.80
CLASS I SHARES	March 15, 2019	14.65	15.63	4.60
CLASS R5 SHARES	March 15, 2019	14.77	15.75	4.74
CLASS R6 SHARES	March 15, 2019	14.80	15.94	4.86

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/15/19 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 15, 2019.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Hedged Equity Fund, the MSCI EAFE Index (net of foreign withholding taxes) and the ICE BofAML 3-Month U.S. Treasury Bill Index from March 15, 2019 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the begin-

ning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	28.86%
MSCI EAFE Index (net of foreign withholding taxes)	28.84%

Net Assets as of 4/30/2021 (In Thousands)	$4,946,965

INVESTMENT OBJECTIVE**

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares slightly outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2021.

The Fund’s security selection in the banks and consumer cyclical sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the basic industries and automobiles & automotive parts sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in Japan and Pacific excluding Japan was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in Europe and the U.K., was the sole regional detractor from relative performance.

Due to the Fund holding a relatively large number of securities during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

Using the fundamental equity insights generated by analysts, the Fund’s portfolio managers took overweight positions in securities included within the universe of the Benchmark that they considered undervalued, while underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	2.5%
2.	ASML Holding NV (Netherlands)	2.3
3.	Roche Holding AG (Switzerland)	1.9
4.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.6
5.	Novartis AG (Registered) (Switzerland)	1.6
6.	Novo Nordisk A/S, Class B (Denmark)	1.4
7.	Toyota Motor Corp. (Japan)	1.2
8.	L’Oreal SA (France)	1.1
9.	Iberdrola SA (Spain)	1.1
10.	Schneider Electric SE (France)	1.1

PORTFOLIO COMPOSITION BY COUNTRY AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Japan	23.1%
France	11.9
United Kingdom	11.0
Switzerland	9.7
Germany	9.3
Netherlands	6.6
Australia	5.9
Sweden	2.7
Denmark	2.6
Spain	2.4
Hong Kong	2.2
Italy	1.2
Singapore	1.0
Others (each less than 1.0%)	3.6
Short-Term Investments	6.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
With Sales Charge**		21.91%	30.50%	6.76%	3.58%
Without Sales Charge		28.69	37.73	7.91	4.14
CLASS I SHARES	October 28, 1992	28.86	38.07	8.18	4.40
CLASS R6 SHARES	November 1, 2017	28.92	38.26	8.26	4.44

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (4/30/11 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Research Enhanced Equity Fund and the MSCI EAFE Index (net of foreign withholding taxes) from April 30, 2011 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower.

Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	41.55%
MSCI EAFE Value Index (net of foreign withholding taxes)	36.00%

Net Assets as of 4/30/2021 (In Thousands)	$366,571

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2021.

The Fund’s underweight position in the utilities sectors and its security selection in the capital goods sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the diversified financials and software & services sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in the Pacific, excluding Japan, and its underweight position in the U.K. were leading contributors to relative performance, while the Fund’s security selection in Europe and its underweight position in Japan were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight positions in Unilever plc, Sanofi SA and Iberdrola SA. Shares of Unilever, a U.K. consumer products company not held in the Fund, fell after the company reported lower-than-expected results for its fiscal year 2020. Shares of Sanofi, a French pharmaceutical company not held in the Fund, underperformed after the company reported lower-than-expected revenue for the fourth quarter of 2020 and declined to raise its forecast for 2021 at the end of the first quarter of 2021. Shares of Iberdrola, a Spanish electricity utility, underperformed amid a series of acquisitions by the company during the period.

Leading individual detractors from relative performance included the Fund’s overweight position in Banco Santander SA and its underweight positions in Westpac Banking Corp. and BASF SE. Shares of Banco Santander, a Spanish banking company that was added to the Fund in late November, rose along with the broader financial sector but their largest gains were in early November. Westpac Banking, an Australian financial services provider, rose after the company raised its earnings forecast for 2021. Shares of BASF, a German chemicals company, rose after the company reported profit growth for the fourth quarter of 2020 and issued a positive earnings forecast for 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed behavioral-based and quantitative screens in addition to conducting fundamental analysis to seek out companies that they believed had attractive valuations. As a result of this process, the Fund’s largest overweight sector positions relative to the Benchmark during the period were in the banks and retail sectors, while the largest underweight sector positions were in the utilities and real estate sectors.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Novartis AG (Registered) (Switzerland)	2.1%
2.	BHP Group Ltd. (Australia)	1.9
3.	Toyota Motor Corp. (Japan)	1.7
4.	Royal Dutch Shell plc, Class A (Netherlands)	1.6
5.	HSBC Holdings plc (United Kingdom)	1.5
6.	TOTAL SE (France)	1.4
7.	Siemens AG (Registered) (Germany)	1.4
8.	Allianz SE (Registered) (Germany)	1.3
9.	Rio Tinto plc (Australia)	1.2
10.	Daimler AG (Registered) (Germany)	1.1

PORTFOLIO COMPOSITION BY COUNTRY AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Japan	19.8%
United Kingdom	14.7
Germany	9.4
France	9.0
Australia	6.9
Switzerland	6.2
Netherlands	4.0
Sweden	3.6
Spain	3.2
Italy	3.1
Norway	2.6
Denmark	1.8
Austria	1.5
Finland	1.4
Hong Kong	1.2
Singapore	1.2
Belgium	1.1
Others (each less than 1.0%)	4.3
Short-Term Investments	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		33.95%	40.42%	4.07%	1.34%
Without Sales Charge		41.31	48.21	5.20	1.88
CLASS C SHARES	July 11, 2006
With CDSC***		39.96	46.41	4.64	1.48
Without CDSC		40.96	47.41	4.64	1.48
CLASS I SHARES	September 10, 2001	41.43	48.46	5.47	2.16
CLASS L SHARES	November 4, 1993	41.55	48.63	5.58	2.28
CLASS R2 SHARES	November 3, 2008	41.10	47.61	4.88	1.61
CLASS R5 SHARES	September 9, 2016	41.44	48.55	5.58	2.28
CLASS R6 SHARES	November 30, 2010	41.48	48.74	5.70	2.40

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/11 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective May 2018, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed under the current strategies.

Returns for Class R5 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund and the MSCI EAFE Value Index (net of foreign withholding taxes) from April 30, 2011 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Value Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.2%

Argentina — 2.8%

MercadoLibre, Inc. *	256	401,572

Brazil — 4.6%

B3 SA — Brasil Bolsa Balcao	12,053	114,384

Localiza Rent a Car SA *	9,224	108,558

Magazine Luiza SA *	35,416	130,724

Pagseguro Digital Ltd., Class A * (a)	3,091	141,382

Raia Drogasil SA *	15,325	74,426

XP, Inc., Class A *	2,295	90,879

		660,353

China — 42.4%

Alibaba Group Holding Ltd., ADR *	1,761	406,783

Alibaba Group Holding Ltd. *	9,823	283,966

Bilibili, Inc., ADR * (a)	869	96,371

Budweiser Brewing Co. APAC Ltd. (b)	57,432	180,975

China Gas Holdings Ltd.	48,011	173,054

Contemporary Amperex Technology Co. Ltd., Class A	2,575	154,704

Dada Nexus Ltd., ADR *	2,604	62,599

Foshan Haitian Flavouring & Food Co. Ltd., Class A	7,532	196,552

Hundsun Technologies, Inc., Class A	7,487	105,850

JD.com, Inc., ADR *	1,578	122,109

JD.com, Inc., Class A *	3,564	137,630

Jiangsu Hengli Hydraulic Co. Ltd., Class A	12,950	171,461

KE Holdings, Inc., ADR *	3,440	179,035

Kingdee International Software Group Co. Ltd. *	33,349	109,824

Kweichow Moutai Co. Ltd., Class A	364	112,315

Meituan * (b)	10,752	411,531

Midea Group Co. Ltd., Class A	8,057	99,480

NetEase, Inc., ADR	1,309	146,716

NetEase, Inc.	7,252	162,088

New Oriental Education & Technology Group, Inc., ADR *	9,553	145,776

Pharmaron Beijing Co. Ltd., Class A	5,886	147,012

Ping An Bank Co. Ltd., Class A	90,727	325,756

Ping An Insurance Group Co. of China Ltd., Class H	11,783	128,456

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	3,042	218,294

Shenzhou International Group Holdings Ltd.	8,462	186,149

Sichuan Swellfun Co. Ltd., Class A	4,921	77,565

Sunny Optical Technology Group Co. Ltd.	6,929	167,984

Tencent Holdings Ltd.	7,069	563,908

Wanhua Chemical Group Co. Ltd., Class A	6,629	104,793

Wuxi Biologics Cayman, Inc. * (b)	32,121	450,901

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued

Xinyi Solar Holdings Ltd. (a)	80,586	134,403

Yum China Holdings, Inc.	2,605	163,897

		6,127,937

Hong Kong — 4.9%

AIA Group Ltd.	17,599	223,379

AIA Group Ltd.	795	10,071

Hong Kong Exchanges & Clearing Ltd.	2,539	153,148

Techtronic Industries Co. Ltd.	17,840	323,703

		710,301

Hungary — 0.0% (c)

OTP Bank Nyrt. *	110	4,965

India — 13.7%

Asian Paints Ltd.	2,803	95,826

Britannia Industries Ltd.	1,793	83,346

HDFC Bank Ltd. *	13,065	248,242

HDFC Bank Ltd., ADR *	2,957	207,830

HDFC Life Insurance Co. Ltd. * (b)	16,679	149,507

Hindustan Unilever Ltd.	5,256	166,717

Housing Development Finance Corp. Ltd.	9,711	316,252

Kotak Mahindra Bank Ltd. *	8,796	207,093

Reliance Industries Ltd.	8,772	235,674

Tata Consultancy Services Ltd.	6,652	272,228

		1,982,715

Indonesia — 1.6%

Bank Central Asia Tbk. PT	53,511	118,460

Bank Rakyat Indonesia Persero Tbk. PT	404,092	113,079

		231,539

Macau — 0.9%

Sands China Ltd. *	26,388	124,871

Mexico — 1.2%

Wal-Mart de Mexico SAB de CV (a)	52,447	171,994

Panama — 0.5%

Copa Holdings SA, Class A * (a)	879	76,049

Poland — 1.2%

Allegro.eu SA * (b)	11,598	177,816

Portugal — 0.9%

Jeronimo Martins SGPS SA (a)	7,578	138,384

South Africa — 1.0%

Bid Corp. Ltd. *	4,409	86,923

Capitec Bank Holdings Ltd. *	525	53,809

		140,732

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

South Korea — 8.8%

Delivery Hero SE * (a) (b)	1,063	168,576

LG Chem Ltd.	139	115,644

NCSoft Corp.	206	153,499

Samsung Electronics Co. Ltd.	11,386	829,853

		1,267,572

Taiwan — 10.7%

Sea Ltd., ADR *	2,189	552,804

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,943	927,317

Taiwan Semiconductor Manufacturing Co. Ltd.	3,301	69,518

		1,549,639

Turkey — 0.5%

BIM Birlesik Magazalar A/S	9,368	73,550

United Kingdom — 1.2%

Prudential plc	8,452	178,975

United States — 3.3%

EPAM Systems, Inc. *	1,047	479,115

Total Common Stocks (Cost $9,007,492)		14,498,079

Short-Term Investments — 1.1%

Investment of Cash Collateral from Securities Loaned — 1.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (d) (e)	120,032	120,044

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	30,911	30,911

Total Investment of Cash Collateral from Securities Loaned (Cost $150,955)		150,955

Total Short-Term Investments (Cost $150,955)		150,955

Total Investments — 101.3% (Cost $9,158,447)		14,649,034
Liabilities in Excess of Other Assets — (1.3)%		(182,081)

NET ASSETS — 100.0%		14,466,953

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Internet & Direct Marketing Retail	14.8%

Banks	8.7

Semiconductors & Semiconductor Equipment	7.7

Entertainment	7.6

IT Services	6.1

Technology Hardware, Storage & Peripherals	5.7

Insurance	4.7

Life Sciences Tools & Services	4.1

Interactive Media & Services	3.9

Food & Staples Retailing	3.7

Machinery	3.4

Beverages	2.5

Capital Markets	2.4

Chemicals	2.2

Thrifts & Mortgage Finance	2.2

Hotels, Restaurants & Leisure	2.0

Food Products	1.9

Oil, Gas & Consumable Fuels	1.6

Health Care Equipment & Supplies	1.5

Software	1.5

Textiles, Apparel & Luxury Goods	1.3

Real Estate Management & Development	1.2

Gas Utilities	1.2

Electronic Equipment, Instruments & Components	1.1

Household Products	1.1

Electrical Equipment	1.1

Diversified Consumer Services	1.0

Others (each less than 1.0%)	2.8

Short-Term Investments	1.0

Abbreviations

ADR	American Depositary Receipt
PT	Limited liability company
SGPS	Holding company

(a)	The security or a portion of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 is $142,764.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.4%

Argentina — 0.1%

MercadoLibre, Inc. *	3	5,399

Brazil — 5.0%

Atacadao SA	1,865	7,458

Gerdau SA (Preference)	2,053	12,555

Itau Unibanco Holding SA (Preference)	3,293	16,628

Itausa SA (Preference)	6,098	11,306

Localiza Rent a Car SA *	694	8,168

Lojas Renner SA	1,666	12,301

Magazine Luiza SA *	1,927	7,114

Petroleo Brasileiro SA (Preference)	5,986	26,094

Porto Seguro SA	648	5,813

Raia Drogasil SA *	2,135	10,368

Sendas Distribuidora SA	277	4,097

Suzano SA *	1,206	15,312

Telefonica Brasil SA	338	2,679

TIM SA, ADR * (a)	480	5,383

Vale SA, ADR	2,224	44,756

		190,032

Chile — 0.1%

Cencosud SA	1,490	3,094

Cia Cervecerias Unidas SA, ADR	122	2,233

		5,327

China — 38.9%

51job, Inc., ADR *	75	4,606

Alibaba Group Holding Ltd. *	7,603	219,776

Amoy Diagnostics Co. Ltd., Class A	226	2,976

Anhui Conch Cement Co. Ltd., Class H	951	5,673

Autobio Diagnostics Co. Ltd., Class A	398	7,495

Baidu, Inc., ADR *	125	26,225

Baoshan Iron & Steel Co. Ltd., Class A	8,705	11,567

BeiGene Ltd., ADR *	44	14,967

Bilibili, Inc., ADR * (a)	118	13,082

BOE Technology Group Co. Ltd., Class A	10,648	12,001

Chacha Food Co. Ltd., Class A	703	5,848

China Conch Venture Holdings Ltd.	1,390	6,556

China Construction Bank Corp., Class H	58,546	46,213

China CYTS Tours Holding Co. Ltd., Class A	1,848	3,427

China Gas Holdings Ltd.	3,895	14,039

China Lesso Group Holdings Ltd.	3,220	8,100

China Life Insurance Co. Ltd., Class H	8,597	17,427

China Merchants Bank Co. Ltd., Class H	3,825	30,724

China Molybdenum Co. Ltd., Class H	9,453	6,385

China Oilfield Services Ltd., Class H	3,498	3,196

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued

China Pacific Insurance Group Co. Ltd., Class H	3,235	11,645

China Resources Land Ltd.	2,728	12,773

China Shenhua Energy Co. Ltd., Class H	4,795	9,986

China Vanke Co. Ltd., Class H	3,518	12,301

Contemporary Amperex Technology Co. Ltd., Class A	229	13,733

Country Garden Services Holdings Co. Ltd.	1,326	13,891

Dada Nexus Ltd., ADR *	134	3,212

ENN Energy Holdings Ltd.	184	3,143

Fuyao Glass Industry Group Co. Ltd., Class H (b)	1,028	5,952

GDS Holdings Ltd., ADR * (a)	75	6,244

Guangzhou Automobile Group Co. Ltd., Class H	11,596	9,892

Haier Smart Home Co. Ltd., Class H *	3,329	14,318

Hangzhou Tigermed Consulting Co. Ltd., Class H * (b)	413	8,087

Han’s Laser Technology Industry Group Co. Ltd., Class A	583	3,605

Huayu Automotive Systems Co. Ltd., Class A	1,029	4,158

Huazhu Group Ltd. *	173	10,102

Hundsun Technologies, Inc., Class A	252	3,565

Industrial & Commercial Bank of China Ltd., Class H	33,451	21,706

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,361	8,577

Innovent Biologics, Inc. * (b)	1,286	13,944

iQIYI, Inc., ADR * (a)	149	2,196

JD.com, Inc., Class A *	1,004	38,784

Jiangsu Hengrui Medicine Co. Ltd., Class A	813	10,531

Jiangsu Hengshun Vinegar Industry Co. Ltd., Class A	1,054	2,921

Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	1,197	8,614

Joyoung Co. Ltd., Class A	1,585	7,776

JOYY, Inc., ADR	96	9,118

KE Holdings, Inc., ADR * (a)	187	9,745

Kingdee International Software Group Co. Ltd. *	3,251	10,706

Kingsoft Corp. Ltd.	1,785	12,594

Kuaishou Technology * (a) (b)	216	7,296

Kunlun Energy Co. Ltd.	6,398	6,841

Kweichow Moutai Co. Ltd., Class A	49	15,074

Laobaixing Pharmacy Chain JSC, Class A	167	1,382

Longfor Group Holdings Ltd. (b)	2,195	13,631

Luxshare Precision Industry Co. Ltd., Class A	1,006	5,713

Meituan * (b)	1,942	74,340

Minth Group Ltd.	1,620	6,561

NetEase, Inc., ADR	85	9,472

NetEase, Inc.	872	19,487

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

China — continued

New Oriental Education & Technology Group, Inc., ADR *	1,337	20,401

NIO, Inc., ADR *	235	9,372

Pharmaron Beijing Co. Ltd., Class H (b)	256	5,292

Pinduoduo, Inc., ADR *	192	25,724

Ping An Bank Co. Ltd., Class A	3,536	12,696

Ping An Insurance Group Co. of China Ltd., Class H	4,020	43,827

Poly Developments and Holdings Group Co. Ltd., Class A	3,064	6,609

Postal Savings Bank of China Co. Ltd., Class H (b)	19,855	12,877

Qingdao Haier Biomedical Co. Ltd., Class A	9	134

Qingdao Haier Biomedical Co. Ltd., Class A	400	6,126

Shanghai Liangxin Electrical Co. Ltd., Class A	899	3,523

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	168	12,063

Silergy Corp.	102	10,484

Sunny Optical Technology Group Co. Ltd.	751	18,211

Tencent Holdings Ltd.	2,860	228,108

Tianma Microelectronics Co. Ltd., Class A	2,123	4,543

Tongwei Co. Ltd., Class A	812	4,384

Topsports International Holdings Ltd. (b)	2,957	3,980

Trip.com Group Ltd., ADR *	275	10,740

Wanhua Chemical Group Co. Ltd., Class A	591	9,339

WuXi AppTec Co. Ltd., Class H (b)	606	14,288

Wuxi Biologics Cayman, Inc. * (b)	2,213	31,066

Xinyi Solar Holdings Ltd.	6,488	10,821

XPeng, Inc., ADR * (a)	250	7,466

Yonyou Network Technology Co. Ltd., Class A	726	3,707

Yum China Holdings, Inc.	352	22,150

Yunnan Energy New Material Co. Ltd.	424	8,766

Zai Lab Ltd., ADR *	78	12,884

Zhongji Innolight Co. Ltd., Class A	689	3,630

		1,487,110

Colombia — 0.2%

Ecopetrol SA, ADR (a)	474	5,608

Czech Republic — 0.1%

Moneta Money Bank A/S * (b)	1,298	4,821

Greece — 0.4%

Hellenic Telecommunications Organization SA	404	6,850

OPAP SA	489	7,495

		14,345

Hong Kong — 0.4%

Hutchison China MediTech Ltd., ADR *	133	3,758

Techtronic Industries Co. Ltd.	523	9,481

		13,239

INVESTMENTS	SHARES (000)	VALUE ($000)

Hungary — 0.3%

OTP Bank Nyrt. *	210	9,432

Richter Gedeon Nyrt.	118	3,387

		12,819

India — 8.9%

ACC Ltd.	133	3,384

Ambuja Cements Ltd.	1,941	8,083

Apollo Hospitals Enterprise Ltd.	230	9,902

Axis Bank Ltd. *	1,046	10,056

Britannia Industries Ltd.	245	11,386

Eicher Motors Ltd. *	130	4,247

HDFC Bank Ltd., ADR *	132	9,275

HDFC Life Insurance Co. Ltd. * (b)	1,273	11,412

Hindalco Industries Ltd.	1,671	8,193

Hindustan Unilever Ltd.	709	22,491

Housing Development Finance Corp. Ltd.	1,086	35,366

ICICI Bank Ltd.	484	3,919

Infosys Ltd., ADR	2,119	38,305

Kotak Mahindra Bank Ltd. *	681	16,043

Larsen & Toubro Ltd.	580	10,473

Maruti Suzuki India Ltd.	171	14,868

NTPC Ltd.	5,010	6,917

Oil & Natural Gas Corp. Ltd.	5,717	8,306

Petronet LNG Ltd.	2,342	7,577

Power Grid Corp. of India Ltd.	3,501	10,389

Reliance Industries Ltd.	1,563	41,993

Shriram Transport Finance Co. Ltd.	469	8,484

Tata Consultancy Services Ltd.	475	19,441

UltraTech Cement Ltd.	131	11,080

United Spirits Ltd. *	1,169	8,185

		339,775

Indonesia — 1.3%

Bank Central Asia Tbk. PT	9,333	20,662

Bank Rakyat Indonesia Persero Tbk. PT	47,794	13,375

Telkom Indonesia Persero Tbk. PT	66,258	14,639

		48,676

Malaysia — 0.8%

CIMB Group Holdings Bhd.	4,022	4,060

Petronas Chemicals Group Bhd.	4,207	8,414

Public Bank Bhd.	10,561	10,692

Tenaga Nasional Bhd.	2,322	5,642

Top Glove Corp. Bhd.	1,463	2,014

		30,822

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Mexico — 2.1%

America Movil SAB de CV, Series L	24,975	17,495

Fomento Economico Mexicano SAB de CV, ADR	146	11,327

Grupo Aeroportuario del Sureste SAB de CV, Class B *	438	7,424

Grupo Financiero Banorte SAB de CV, Class O	2,546	14,458

Grupo Mexico SAB de CV, Series B	1,930	8,755

Kimberly-Clark de Mexico SAB de CV, Class A	3,663	6,349

Wal-Mart de Mexico SAB de CV	4,830	15,840

		81,648

Peru — 0.3%

Credicorp Ltd. *	82	9,821

Philippines — 0.3%

Ayala Corp.	266	4,085

Ayala Land, Inc.	6,232	4,158

International Container Terminal Services, Inc.	1,578	4,257

		12,500

Poland — 0.8%

Allegro.eu SA * (b)	674	10,326

CD Projekt SA * (a)	120	5,507

Dino Polska SA * (b)	105	6,825

Powszechny Zaklad Ubezpieczen SA *	753	6,479

		29,137

Qatar — 0.3%

Qatar National Bank QPSC	2,053	10,091

Russia — 4.0%

Alrosa PJSC	7,899	11,411

Gazprom PJSC, ADR	1,871	11,348

LUKOIL PJSC, ADR	355	27,208

Magnitogorsk Iron & Steel Works PJSC	5,791	5,016

MMC Norilsk Nickel PJSC, ADR	421	14,289

Moscow Exchange MICEX-RTS PJSC	2,521	5,928

Moscow Exchange MICEX-RTS PJSC	56	132

Novolipetsk Steel PJSC	1,540	5,436

Rosneft Oil Co. PJSC, GDR (b)	1,238	8,542

Sberbank of Russia PJSC, ADR	1,925	30,362

Severstal PAO, GDR (b)	588	13,847

Tatneft PJSC, ADR	271	10,931

X5 Retail Group NV, GDR (b)	248	7,598

		152,048

Saudi Arabia — 2.6%

Al Rajhi Bank	1,069	28,140

Alinma Bank	1,695	8,948

INVESTMENTS	SHARES (000)	VALUE ($000)

Saudi Arabia — continued

Almarai Co. JSC	399	5,723

BinDawood Holding Co.	138	4,151

Saudi Basic Industries Corp.	409	13,465

Saudi National Bank *	1,452	21,994

Saudi Telecom Co.	379	12,808

Savola Group (The)	332	3,525

		98,754

Singapore — 0.1%

BOC Aviation Ltd. (b)	364	3,280

South Africa — 4.2%

Absa Group Ltd. *	1,158	9,766

Bid Corp. Ltd. *	451	8,887

Bidvest Group Ltd. (The)	855	9,870

Capitec Bank Holdings Ltd. *	124	12,667

Clicks Group Ltd.	527	8,796

FirstRand Ltd.	4,514	15,877

Gold Fields Ltd., ADR	220	2,063

Impala Platinum Holdings Ltd.	395	7,379

MTN Group *	1,868	11,819

Naspers Ltd., Class N	217	49,347

Pick n Pay Stores Ltd.	1,082	4,038

Sanlam Ltd.	1,809	6,985

SPAR Group Ltd. (The)	653	8,238

Vodacom Group Ltd.	678	5,876

		161,608

South Korea — 13.2%

BGF retail Co. Ltd.	18	2,530

Hana Financial Group, Inc.	239	9,805

Hankook Tire & Technology Co. Ltd.	133	5,749

Hyundai Glovis Co. Ltd.	33	5,743

Hyundai Mobis Co. Ltd.	31	7,621

Hyundai Motor Co.	38	7,230

KB Financial Group, Inc.	276	13,609

Kia Corp.	133	9,216

KIWOOM Securities Co. Ltd.	43	5,102

LG Chem Ltd.	35	29,110

LG Household & Health Care Ltd.	10	14,317

Lotte Chemical Corp.	17	4,551

Mando Corp. *	77	4,038

NAVER Corp.	72	23,167

NCSoft Corp.	18	13,058

POSCO	67	21,773

Samsung Electronics Co. Ltd.	2,800	204,077

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

South Korea — continued

Samsung Fire & Marine Insurance Co. Ltd.	66	11,807

Samsung SDI Co. Ltd.	13	7,493

Shinhan Financial Group Co. Ltd.	575	20,674

SK Holdings Co. Ltd.	24	5,840

SK Hynix, Inc.	369	42,109

SK Innovation Co. Ltd. *	50	12,042

SK Telecom Co. Ltd.	47	12,903

S-Oil Corp. *	152	11,842

		505,406

Taiwan — 13.6%

Accton Technology Corp.	1,254	14,199

Advantech Co. Ltd.	878	11,104

ASE Technology Holding Co. Ltd.	4,077	17,037

AU Optronics Corp.	18,378	21,514

Chailease Holding Co. Ltd.	2,056	14,817

CTBC Financial Holding Co. Ltd.	4,974	4,048

Delta Electronics, Inc.	1,507	16,144

Eclat Textile Co. Ltd.	615	11,776

Feng TAY Enterprise Co. Ltd.	593	4,387

Fubon Financial Holding Co. Ltd.	7,619	17,459

Global Unichip Corp.	278	3,961

Hiwin Technologies Corp.	802	12,106

Hon Hai Precision Industry Co. Ltd.	3,956	16,263

MediaTek, Inc. *	258	10,816

Nanya Technology Corp.	1,931	6,253

Nien Made Enterprise Co. Ltd.	386	6,226

Quanta Computer, Inc.	2,620	9,170

Realtek Semiconductor Corp. *	838	15,809

Sea Ltd., ADR *	19	4,896

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	405	47,224

Taiwan Semiconductor Manufacturing Co. Ltd.	9,593	202,025

Taiwan Union Technology Corp.	1,494	6,283

Uni-President Enterprises Corp.	4,787	12,822

Vanguard International Semiconductor Corp.	1,343	5,682

Wiwynn Corp.	247	8,033

Yageo Corp.	304	5,855

Yuanta Financial Holding Co. Ltd.	16,667	15,459

		521,368

Tanzania, United Republic of — 0.1%

AngloGold Ashanti Ltd., ADR	253	5,203

Thailand — 1.9%

Airports of Thailand PCL	4,234	8,416

Kasikornbank PCL	2,270	9,683

INVESTMENTS	SHARES (000)	VALUE ($000)

Thailand — continued

Minor International PCL *	5,900	5,675

PTT Exploration & Production PCL	3,441	13,082

PTT PCL	5,585	7,117

Siam Cement PCL (The) (Registered)	728	10,766

Siam Commercial Bank PCL (The)	2,880	9,703

Thai Oil PCL	4,290	8,120

		72,562

Turkey — 0.3%

BIM Birlesik Magazalar A/S	876	6,878

Turkcell Iletisim Hizmetleri A/S	3,165	5,673

		12,551

United Arab Emirates — 0.1%

Emaar Properties PJSC	4,534	4,578

Total Common Stocks (Cost $3,045,846)		3,838,528

Short-Term Investments — 0.7%

Investment of Cash Collateral From Securities Loaned — 0.7%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (c) (d)	23,493	23,496

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	3,578	3,578

Total Investment of Cash Collateral from Securities Loaned (Cost $27,074)		27,074

Total Short-Term Investments (Cost $27,074)		27,074

Total Investments — 101.1% (Cost $3,072,920)		3,865,602
Liabilities in Excess of Other Assets — (1.1)%		(42,379)

NET ASSETS — 100.0%		3,823,223

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	12.1%

Internet & Direct Marketing Retail	11.3

Semiconductors & Semiconductor Equipment	9.6

Interactive Media & Services	7.6

Technology Hardware, Storage & Peripherals	6.0

Oil, Gas & Consumable Fuels	5.4

Metals & Mining	4.6

Insurance	3.4

Electronic Equipment, Instruments & Components	2.9

Food & Staples Retailing	2.6

Entertainment	1.8

Chemicals	1.7

IT Services	1.7

Food Products	1.7

Real Estate Management & Development	1.7

Automobiles	1.6

Wireless Telecommunication Services	1.5

Life Sciences Tools & Services	1.5

Hotels, Restaurants & Leisure	1.3

Diversified Financial Services	1.2

Biotechnology	1.2

Construction Materials	1.0

Diversified Telecommunication Services	1.0

Beverages	1.0

Others (each less than 1.0%)	13.9

Short-Term Investments	0.7

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
RTS	Russian Trading System

(a)	The security or a portion of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 is $25,774.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
MSCI Emerging Markets E-Mini Index	174	06/2021	USD	11,624	34

Abbreviations

MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%

Australia — 2.8%

BHP Group plc	345	10,390

Rio Tinto plc	131	10,933

		21,323

Austria — 1.9%

Erste Group Bank AG	239	8,482

Wienerberger AG	149	5,854

		14,336

Belgium — 0.4%

bpost SA *	307	3,266

Denmark — 2.7%

Orsted A/S (a)	42	6,176

Pandora A/S	43	4,822

Royal Unibrew A/S	37	4,459

Vestas Wind Systems A/S	110	4,581

		20,038

Finland — 2.3%

Cargotec OYJ, Class B	106	6,131

Neste OYJ	87	5,265

QT Group OYJ *	51	6,062

		17,458

France — 12.4%

Airbus SE *	75	9,024

BNP Paribas SA *	137	8,782

Capgemini SE	46	8,341

Cie Plastic Omnium SA	105	3,530

Credit Agricole SA	469	7,251

Eiffage SA *	48	5,285

La Francaise des Jeux SAEM (a)	146	7,471

LVMH Moet Hennessy Louis Vuitton SE	25	18,571

Publicis Groupe SA	69	4,458

Safran SA	61	9,052

Schneider Electric SE (b)	72	11,560

		93,325

Germany — 18.0%

Allianz SE (Registered)	75	19,405

Daimler AG (Registered)	118	10,496

Deutsche Boerse AG	45	7,800

Deutsche Post AG (Registered)	208	12,234

Deutsche Telekom AG (Registered)	590	11,362

DWS Group GmbH & Co. KGaA (a)	147	6,416

Eckert & Ziegler Strahlen- und Medizintechnik AG	53	5,166

HelloFresh SE *	63	5,238

INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued

Infineon Technologies AG (b)	204	8,167

Jungheinrich AG (Preference)	152	7,978

Schaeffler AG (Preference)	573	5,165

Siemens AG (Registered)	82	13,685

VERBIO Vereinigte BioEnergie AG (b)	94	4,742

Volkswagen AG (Preference)	41	10,690

Zalando SE * (a) (b)	68	7,052

		135,596

Ireland — 3.9%

AIB Group plc *	2,039	5,936

AIB Group plc *	593	1,733

Bank of Ireland Group plc *	1,260	7,205

Bank of Ireland Group plc *	367	2,148

Ryanair Holdings plc, ADR *	53	6,243

Smurfit Kappa Group plc	111	5,691

		28,956

Italy — 2.9%

Enel SpA (b)	1,095	10,873

Intesa Sanpaolo SpA * (b)	4,054	11,303

		22,176

Luxembourg — 0.9%

ArcelorMittal SA	234	6,803

Netherlands — 4.5%

ASM International NV	16	4,933

ASML Holding NV (b)	16	10,676

BE Semiconductor Industries NV	23	1,854

Koninklijke Ahold Delhaize NV	283	7,627

NN Group NV	168	8,399

		33,489

South Korea — 0.8%

Delivery Hero SE * (a) (b)	37	5,801

Spain — 1.7%

CaixaBank SA *	2,606	8,336

Laboratorios Farmaceuticos Rovi SA	77	4,463

		12,799

Sweden — 3.7%

Evolution Gaming Group AB (a) (b)	48	9,413

Sinch AB * (a)	21	3,342

Stillfront Group AB * (b)	362	3,690

Swedish Match AB	43	3,481

Volvo AB, Class B	326	7,965

		27,891

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Switzerland — 17.8%

Interroll Holding AG (Registered)	1	4,245

LafargeHolcim Ltd. (Registered) *	150	9,248

Nestle SA (Registered)	305	36,433

Novartis AG (Registered)	177	15,117

Roche Holding AG	89	28,945

Schindler Holding AG	17	4,868

Siegfried Holding AG (Registered) *	7	6,714

Sonova Holding AG (Registered) *	21	6,320

Swissquote Group Holding SA (Registered)	58	8,756

Zurich Insurance Group AG	33	13,385

		134,031

United Kingdom — 19.4%

3i Group plc	366	6,490

Allfunds Group plc *	217	3,643

Ashtead Group plc	104	6,659

Barclays plc	2,133	5,165

boohoo Group plc *	962	4,517

BP plc	2,471	10,343

Centrica plc *	5,048	3,951

CNH Industrial NV	442	6,563

Computacenter plc	227	8,398

Dr. Martens plc *	853	5,695

Dunelm Group plc	170	3,465

Games Workshop Group plc	35	5,292

Intermediate Capital Group plc	300	9,057

Linde plc	21	5,907

Lloyds Banking Group plc	23,934	15,008

Moonpig Group plc *	594	3,607

National Express Group plc *	2,196	9,073

Next plc *	91	9,832

Persimmon plc	169	7,290

Segro plc, REIT	276	3,841

Spirent Communications plc	999	3,538

Taylor Wimpey plc	3,394	8,420

		145,754

United States — 1.1%

Stellantis NV	493	8,172

Total Common Stocks (Cost $605,392)		731,214

Short-Term Investments — 26.5%

Investment Companies — 24.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (c) (d) (Cost $181,345)	181,254	181,345

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 2.4%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (c) (d)	15,998	16,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	2,345	2,345

Total Investment of Cash Collateral from Securities Loaned (Cost $18,345)		18,345

Total Short-Term Investments (Cost $199,690)		199,690

Total Investments — 123.7% (Cost $805,082)		930,904
Liabilities in Excess of Other Assets — (23.7)%		(178,260)

NET ASSETS — 100.0%		752,644

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	8.7%

Pharmaceuticals	5.2

Capital Markets	4.5

Insurance	4.4

Machinery	4.1

Food Products	3.9

Automobiles	3.2

Textiles, Apparel & Luxury Goods	3.1

Metals & Mining	3.0

Internet & Direct Marketing Retail	2.8

Semiconductors & Semiconductor Equipment	2.8

Oil, Gas & Consumable Fuels	2.2

Aerospace & Defense	1.9

Electric Utilities	1.8

Hotels, Restaurants & Leisure	1.8

IT Services	1.8

Electrical Equipment	1.7

Household Durables	1.7

Air Freight & Logistics	1.7

Construction Materials	1.6

Industrial Conglomerates	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Health Care Equipment & Supplies	1.2%

Diversified Telecommunication Services	1.2

Multiline Retail	1.1

Software	1.0

Road & Rail	1.0

Others (each less than 1.0%)	9.6

Short-Term Investments	21.5

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 is $17,245.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	132	06/2021	EUR	6,240	227
FTSE 100 Index	7	06/2021	GBP	670	18

					245

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%

Australia — 4.8%

BHP Group Ltd.	1,723	62,714

BHP Group plc	995	29,973

Commonwealth Bank of Australia	1,116	76,390

Rio Tinto plc	683	57,233

		226,310

Austria — 0.8%

Erste Group Bank AG	1,083	38,503

Belgium — 1.3%

KBC Group NV *	764	59,282

China — 3.3%

Alibaba Group Holding Ltd. *	1,248	36,091

Ping An Insurance Group Co. of China Ltd., Class H	3,748	40,862

Prosus NV *	323	35,079

Tencent Holdings Ltd.	557	44,393

		156,425

Denmark — 4.0%

Carlsberg A/S, Class B	357	62,614

Novo Nordisk A/S, Class B	1,245	91,863

Orsted A/S (a) (b)	240	34,858

		189,335

Finland — 1.0%

Kone OYJ, Class B	623	48,929

France — 17.0%

Accor SA *	482	19,415

AXA SA (a)	2,076	58,632

BNP Paribas SA *	840	53,888

Capgemini SE	389	71,371

Kering SA	80	63,955

L’Oreal SA (a)	158	64,878

LVMH Moet Hennessy Louis Vuitton SE	162	121,684

Pernod Ricard SA	230	47,201

Safran SA	367	54,785

Schneider Electric SE	493	78,588

TOTAL SE (a)	2,025	89,497

Vinci SA	666	73,069

		796,963

Germany — 7.7%

adidas AG *	192	59,260

Allianz SE (Registered)	293	75,964

Deutsche Boerse AG	229	39,504

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	154	44,456

INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued

RWE AG	1,072	40,707

Symrise AG	371	47,930

Volkswagen AG (Preference)	206	53,643

		361,464

Hong Kong — 3.4%

AIA Group Ltd.	8,109	102,922

Hong Kong Exchanges & Clearing Ltd.	965	58,170

		161,092

India — 0.8%

HDFC Bank Ltd., ADR *	565	39,682

Japan — 15.9%

Daikin Industries Ltd.	260	52,385

FANUC Corp.	175	40,369

Hoya Corp.	464	52,752

Kao Corp.	654	42,022

Keyence Corp.	175	83,913

Kubota Corp.	2,133	50,185

Kyowa Kirin Co. Ltd.	471	14,340

Makita Corp.	769	34,623

Nidec Corp.	322	37,227

Recruit Holdings Co. Ltd.	1,384	62,401

Shin-Etsu Chemical Co. Ltd.	325	54,928

SMC Corp.	86	50,089

Sony Group Corp.	817	81,643

Sysmex Corp.	350	34,969

Tokyo Electron Ltd.	117	53,186

		745,032

Macau — 0.8%

Sands China Ltd. *	7,911	37,436

Netherlands — 4.1%

ASML Holding NV	192	124,534

ING Groep NV	5,417	69,205

		193,739

Singapore — 1.1%

DBS Group Holdings Ltd.	2,348	52,621

South Africa — 1.3%

Anglo American plc	1,422	60,298

South Korea — 2.3%

Delivery Hero SE * (a) (b)	280	44,463

Samsung Electronics Co. Ltd., GDR (b)	24	44,606

Samsung Electronics Co. Ltd., GDR (b)	9	16,907

		105,976

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Spain — 3.4%

Cellnex Telecom SA (a) (b)	628	35,544

Iberdrola SA	4,686	63,322

Industria de Diseno Textil SA (a)	1,663	59,168

		158,034

Sweden — 3.9%

Assa Abloy AB, Class B (a)	2,084	59,427

Atlas Copco AB, Class A	985	59,707

Svenska Handelsbanken AB, Class A	5,524	63,965

		183,099

Switzerland — 6.8%

LafargeHolcim Ltd. (Registered) *	993	61,255

Lonza Group AG (Registered)	95	60,186

Nestle SA (Registered)	1,153	137,529

SGS SA (Registered)	16	47,792

Straumann Holding AG (Registered)	9	13,263

		320,025

Taiwan — 1.8%

Sea Ltd., ADR *	151	38,133

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	394	45,938

		84,071

United Kingdom — 12.0%

Diageo plc	2,124	95,371

GlaxoSmithKline plc	3,268	60,391

Legal & General Group plc	12,232	45,928

Linde plc	221	63,145

London Stock Exchange Group plc	327	33,447

Persimmon plc	1,169	50,566

Prudential plc	2,512	53,199

Reckitt Benckiser Group plc	714	63,576

RELX plc	2,101	54,668

Smith & Nephew plc	1,965	42,526

		562,817

United States — 1.2%

Ferguson plc	427	53,886

Total Common Stocks (Cost $3,462,057)		4,635,019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 6.0%

Investment Companies — 1.7%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (c) (d) (Cost $79,740)	79,700	79,740

Investment of Cash Collateral from Securities Loaned — 4.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (c) (d)	180,482	180,499

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	20,070	20,070

Total Investment of Cash Collateral from Securities Loaned (Cost $200,569)		200,569

Total Short-Term Investments (Cost $280,309)		280,309

Total Investments — 104.7% (Cost $3,742,366)		4,915,328
Liabilities in Excess of Other Assets — (4.7)%		(219,530)

NET ASSETS — 100.0%		4,695,798

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	9.2%

Insurance	8.6

Machinery	5.8

Textiles, Apparel & Luxury Goods	5.0

Semiconductors & Semiconductor Equipment	4.5

Metals & Mining	4.3

Beverages	4.2

Pharmaceuticals	3.4

Chemicals	3.4

Professional Services	3.4

Health Care Equipment & Supplies	2.9

Food Products	2.8

Household Durables	2.7

Capital Markets	2.7

Electrical Equipment	2.4

Internet & Direct Marketing Retail	2.3

Building Products	2.3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Personal Products	2.2%

Electric Utilities	2.0

Oil, Gas & Consumable Fuels	1.8

Electronic Equipment, Instruments & Components	1.7

Construction & Engineering	1.5

IT Services	1.4

Household Products	1.3

Technology Hardware, Storage & Peripherals	1.2

Construction Materials	1.2

Life Sciences Tools & Services	1.2

Specialty Retail	1.2

Hotels, Restaurants & Leisure	1.2

Aerospace & Defense	1.1

Trading Companies & Distributors	1.1

Automobiles	1.1

Others (each less than 1.0%)	3.2

Short-Term Investments	5.7

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

(a)	The security or a portion of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 is $186,203.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

JPMorgan International Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%

Australia — 2.4%

BHP Group plc	2,918	87,888

Belgium — 2.1%

KBC Group NV *	988	76,634

Canada — 4.1%

Canadian National Railway Co.	607	65,390

Toronto-Dominion Bank (The)	1,266	87,059

		152,449

China — 8.6%

Alibaba Group Holding Ltd. *	3,432	99,208

Ping An Insurance Group Co. of China Ltd., Class H	8,066	87,938

Tencent Holdings Ltd.	1,656	132,078

		319,224

Denmark — 2.8%

Novo Nordisk A/S, Class B	965	71,199

Orsted A/S (a)	232	33,668

		104,867

Finland — 1.7%

Kone OYJ, Class B	781	61,352

France — 7.2%

LVMH Moet Hennessy Louis Vuitton SE	162	122,312

Schneider Electric SE	451	71,960

Vinci SA	652	71,569

		265,841

Germany — 5.3%

adidas AG *	191	59,134

Allianz SE (Registered)	332	86,122

Volkswagen AG (Preference)	191	49,647

		194,903

Hong Kong — 4.9%

AIA Group Ltd.	9,729	123,486

Hong Kong Exchanges & Clearing Ltd.	948	57,175

		180,661

India — 3.1%

HDFC Bank Ltd., ADR *	1,651	116,054

Indonesia — 1.3%

Bank Central Asia Tbk. PT	20,910	46,290

Japan — 5.6%

Keyence Corp.	124	59,622

SMC Corp.	88	51,135

Sony Group Corp.	965	96,510

		207,267

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — 3.1%

ASML Holding NV	178	115,596

South Africa — 1.9%

Anglo American plc	1,665	70,615

South Korea — 7.2%

Delivery Hero SE * (a) (b)	417	66,083

LG Chem Ltd.	74	61,418

Samsung Electronics Co. Ltd.	1,898	138,312

		265,813

Spain — 3.5%

Cellnex Telecom SA (a) (b)	1,008	57,000

Iberdrola SA	5,387	72,806

		129,806

Sweden — 3.4%

Atlas Copco AB, Class A (b)	1,017	61,645

Svenska Handelsbanken AB, Class A	5,613	65,003

		126,648

Switzerland — 7.8%

LafargeHolcim Ltd. (Registered) *	1,155	71,253

Lonza Group AG (Registered)	74	46,975

Nestle SA (Registered)	953	113,667

SGS SA (Registered)	19	57,391

		289,286

Taiwan — 4.4%

Sea Ltd., ADR *	229	57,890

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	900	105,049

		162,939

United Kingdom — 15.0%

Diageo plc	2,693	120,910

InterContinental Hotels Group plc *	953	67,698

Legal & General Group plc	15,765	59,192

Linde plc	236	67,590

London Stock Exchange Group plc	391	39,974

Persimmon plc	1,485	64,250

Reckitt Benckiser Group plc	814	72,489

RELX plc	2,489	64,771

		556,874

United States — 2.1%

Ferguson plc	608	76,737

Total Common Stocks (Cost $2,661,764)		3,607,744

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan International Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.1%

Investment Companies — 1.8%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (c) (d) (Cost $66,137)	66,104	66,137

Investment of Cash Collateral from Securities Loaned — 0.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (c) (d)	11,734	11,736

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	1,454	1,454

Total Investment of Cash Collateral from Securities Loaned (Cost $13,190)		13,190

Total Short-Term Investments (Cost $79,327)		79,327

Total Investments — 99.6% (Cost $2,741,091)		3,687,071
Other Assets Less Liabilities — 0.4%		13,425

NET ASSETS — 100.0%		3,700,496

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	10.6%

Insurance	9.7

Semiconductors & Semiconductor Equipment	6.0

Textiles, Apparel & Luxury Goods	4.9

Machinery	4.7

Internet & Direct Marketing Retail	4.5

Household Durables	4.4

Metals & Mining	4.3

Technology Hardware, Storage & Peripherals	3.8

Interactive Media & Services	3.6

Chemicals	3.5

Professional Services	3.3

Beverages	3.3

Food Products	3.1

Electric Utilities	2.9

Capital Markets	2.6

Trading Companies & Distributors	2.1

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Household Products	2.0%

Electrical Equipment	2.0

Construction & Engineering	1.9

Construction Materials	1.9

Pharmaceuticals	1.9

Hotels, Restaurants & Leisure	1.8

Road & Rail	1.8

Electronic Equipment, Instruments & Components	1.6

Entertainment	1.6

Diversified Telecommunication Services	1.5

Automobiles	1.3

Life Sciences Tools & Services	1.3

Short-Term Investments	2.1

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 is $12,496.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 93.5%

Australia — 5.9%

Aurizon Holdings Ltd.	41	119

Australia & New Zealand Banking Group Ltd.	24	536

BHP Group Ltd.	29	1,074

Commonwealth Bank of Australia	7	447

CSL Ltd.	3	716

Dexus, REIT	45	350

Goodman Group, REIT	44	644

GPT Group (The), REIT	50	176

Macquarie Group Ltd.	1	136

National Australia Bank Ltd.	13	265

Newcrest Mining Ltd.	6	115

Rio Tinto Ltd.	13	1,225

Rio Tinto plc	5	385

Wesfarmers Ltd.	7	296

Westpac Banking Corp.	37	718

Woolworths Group Ltd.	6	177

		7,379

Austria — 0.5%

Erste Group Bank AG	18	636

Belgium — 0.4%

Anheuser-Busch InBev SA	2	143

KBC Group NV *	5	356

		499

China — 0.7%

BOC Hong Kong Holdings Ltd.	80	280

Prosus NV *	6	623

		903

Denmark — 2.7%

Carlsberg A/S, Class B	5	808

Novo Nordisk A/S, Class B	24	1,804

Orsted A/S (a)	5	733

		3,345

Finland — 0.3%

Kone OYJ, Class B	3	240

Nokia OYJ *	18	88

		328

France — 12.0%

Accor SA *	8	304

Air Liquide SA	6	1,005

Airbus SE *	3	324

Alstom SA *	10	536

AXA SA	13	361

INVESTMENTS	SHARES (000)		VALUE ($000)

France — continued

BNP Paribas SA *	19		1,244

Capgemini SE	5		997

Faurecia SE	—	(b)	13

Kering SA	1		650

L’Oreal SA	4		1,499

LVMH Moet Hennessy Louis Vuitton SE	3		2,130

Pernod Ricard SA	1		165

Safran SA	5		672

Sanofi	7		712

Schneider Electric SE	9		1,447

Thales SA	2		214

TOTAL SE	22		987

Veolia Environnement SA	36		1,155

Vinci SA	6		666

			15,081

Germany — 9.3%

adidas AG *	3		910

Allianz SE (Registered)	5		1,307

BASF SE	3		256

Bayer AG (Registered)	6		396

Brenntag SE	3		250

Daimler AG (Registered)	3		258

Deutsche Boerse AG	1		104

Deutsche Post AG (Registered)	15		907

Deutsche Telekom AG (Registered)	50		962

Deutsche Wohnen SE	3		159

Infineon Technologies AG	27		1,096

Merck KGaA	2		335

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2		709

RWE AG	16		603

SAP SE	9		1,249

Siemens AG (Registered)	5		912

Volkswagen AG (Preference)	4		949

Vonovia SE	6		396

			11,758

Hong Kong — 2.3%

AIA Group Ltd.	117		1,483

CK Asset Holdings Ltd.	26		163

CLP Holdings Ltd.	14		138

Hong Kong Exchanges & Clearing Ltd.	12		724

Link, REIT	14		129

Sun Hung Kai Properties Ltd.	10		143

Techtronic Industries Co. Ltd.	8		145

			2,925

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Ireland — 0.7%

CRH plc	12		562

Kingspan Group plc	3		270

Kingspan Group plc	1		72

			904

Italy — 1.1%

Enel SpA	43		426

FinecoBank Banca Fineco SpA *	39		679

Snam SpA	55		312

			1,417

Japan — 23.3%

Advantest Corp.	1		113

Amada Co. Ltd.	25		267

Asahi Group Holdings Ltd.	16		661

Asahi Kasei Corp.	36		379

Bridgestone Corp.	10		381

Central Japan Railway Co.	4		513

Daiichi Sankyo Co. Ltd.	5		125

Daikin Industries Ltd.	4		827

Daiwa House Industry Co. Ltd.	10		285

Denso Corp.	8		491

Dentsu Group, Inc.	8		231

ENEOS Holdings, Inc.	19		80

Fast Retailing Co. Ltd.	—	(b)	164

Hitachi Ltd.	21		1,030

Honda Motor Co. Ltd.	5		134

Hoya Corp.	7		818

Isuzu Motors Ltd.	18		183

ITOCHU Corp.	17		515

Japan Airlines Co. Ltd. *	12		246

Kao Corp.	10		617

Keyence Corp.	3		1,248

Konami Holdings Corp.	8		447

Kubota Corp.	21		489

Kyowa Kirin Co. Ltd.	13		383

Marui Group Co. Ltd.	5		96

Mitsubishi Corp.	31		849

Mitsubishi Electric Corp.	15		237

Mitsubishi UFJ Financial Group, Inc.	40		214

Mitsui Fudosan Co. Ltd.	17		363

Murata Manufacturing Co. Ltd.	8		644

Nabtesco Corp.	8		337

Nidec Corp.	3		393

Nintendo Co. Ltd.	2		918

Nippon Express Co. Ltd.	5		390

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Nippon Steel Corp.	24		412

Nippon Telegraph & Telephone Corp.	23		570

Nitori Holdings Co. Ltd.	3		484

Nomura Research Institute Ltd.	12		368

Ono Pharmaceutical Co. Ltd.	14		355

ORIX Corp.	25		407

Otsuka Corp.	9		438

Otsuka Holdings Co. Ltd.	—	(b)	15

Rakuten Group, Inc.	16		202

Recruit Holdings Co. Ltd.	16		699

Renesas Electronics Corp. *	8		97

Rohm Co. Ltd.	3		326

Ryohin Keikaku Co. Ltd.	16		329

Seven & i Holdings Co. Ltd.	5		212

Shimadzu Corp.	11		368

Shin-Etsu Chemical Co. Ltd.	4		709

SMC Corp.	—	(b)	116

SoftBank Group Corp.	7		595

Sony Group Corp.	12		1,210

Square Enix Holdings Co. Ltd.	1		78

Sumitomo Electric Industries Ltd.	28		417

Sumitomo Metal Mining Co. Ltd.	13		546

Sumitomo Mitsui Financial Group, Inc.	23		815

Suzuki Motor Corp.	7		262

T&D Holdings, Inc.	25		302

Takeda Pharmaceutical Co. Ltd.	10		347

Tokio Marine Holdings, Inc.	15		715

Tokyo Electron Ltd.	2		772

Tokyo Gas Co. Ltd.	6		112

Toray Industries, Inc.	19		117

Toyota Motor Corp.	22		1,616

West Japan Railway Co.	2		111

Yamato Holdings Co. Ltd.	4		107

			29,297

Luxembourg — 0.1%

ArcelorMittal SA	5		147

Netherlands — 6.7%

Adyen NV * (a)	—	(b)	323

Akzo Nobel NV	8		929

ASML Holding NV	5		3,145

Heineken NV	2		219

ING Groep NV	62		793

Koninklijke Ahold Delhaize NV	12		321

Koninklijke DSM NV	2		362

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Netherlands — continued

Koninklijke KPN NV	160		552

Koninklijke Philips NV *	4		220

NN Group NV	13		636

Royal Dutch Shell plc, Class A	30		561

Royal Dutch Shell plc, Class B	13		228

Wolters Kluwer NV	2		215

			8,504

Norway — 0.2%

Telenor ASA	17		310

Singapore — 1.0%

DBS Group Holdings Ltd.	33		735

Oversea-Chinese Banking Corp. Ltd.	40		362

United Overseas Bank Ltd.	6		110

			1,207

Spain — 2.4%

Banco Bilbao Vizcaya Argentaria SA	72		403

Banco Santander SA	114		438

Iberdrola SA	111		1,495

Industria de Diseno Textil SA	20		711

			3,047

Sweden — 2.6%

Atlas Copco AB, Class A	12		723

Lundin Energy AB	15		474

SKF AB, Class B	24		612

Svenska Handelsbanken AB, Class A	69		802

Volvo AB, Class B	27		665

			3,276

Switzerland — 9.9%

Adecco Group AG (Registered)	2		152

Cie Financiere Richemont SA (Registered)	2		207

Credit Suisse Group AG (Registered)	32		339

Givaudan SA (Registered)	—	(b)	390

LafargeHolcim Ltd. (Registered) *	9		576

Lonza Group AG (Registered)	2		975

Nestle SA (Registered)	27		3,210

Novartis AG (Registered)	25		2,125

Roche Holding AG	8		2,454

SGS SA (Registered)	—	(b)	464

Swiss Re AG	3		283

UBS Group AG (Registered)	25		387

Zurich Insurance Group AG	2		853

			12,415

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — 10.8%

3i Group plc	54	951

AstraZeneca plc	7	751

Berkeley Group Holdings plc	3	187

BP plc	276	1,156

British American Tobacco plc	17	630

CK Hutchison Holdings Ltd.	20	163

DCC plc	3	265

Diageo plc	30	1,326

GlaxoSmithKline plc	18	335

HSBC Holdings plc	89	558

InterContinental Hotels Group plc *	8	589

Intertek Group plc	2	191

Lloyds Banking Group plc	1,259	789

London Stock Exchange Group plc	3	337

M&G plc	60	179

Persimmon plc	5	204

Prudential plc	28	592

Reckitt Benckiser Group plc	11	974

RELX plc	31	814

Standard Chartered plc	68	491

Taylor Wimpey plc	173	430

Tesco plc	163	498

Unilever plc	21	1,247

		13,657

United States — 0.6%

Ferguson plc	4	537

Stellantis NV	14	238

		775

Total Common Stocks (Cost $88,395)		117,810

	NO. OF CONTRACTS
Options Purchased — 0.5%

Put Options Purchased — 0.5%

United States — 0.5%

MSCI EAFE Index 6/18/2021 at USD 2,090.00, European Style Notional Amount: USD 125,222 Exchange-Traded * (Cost $1,967)	552	615

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% (c)

Switzerland — 0.0% (c)

Credit Suisse Group AG, expiring 5/6/2021 * (Cost $—)	32	1

	SHARES (000)
Short-Term Investments — 5.0%

Investment Companies — 5.0%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (d) (e) (Cost $6,264)	6,264	6,264

Total Investments — 99.0% (Cost $96,626)		124,690
Other Assets Less Liabilities — 1.0%		1,232

NET ASSETS — 100.0%		125,922

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	9.4%

Pharmaceuticals	8.1

Insurance	5.8

Semiconductors & Semiconductor Equipment	4.5

Chemicals	3.3

Machinery	3.3

Metals & Mining	3.1

Textiles, Apparel & Luxury Goods	3.1

Automobiles	2.9

Oil, Gas & Consumable Fuels	2.8

Personal Products	2.7

Beverages	2.7

Electronic Equipment, Instruments & Components	2.6

Food Products	2.6

Capital Markets	2.4

Electric Utilities	2.2

Professional Services	2.0

Diversified Telecommunication Services	1.9

Trading Companies & Distributors	1.7

IT Services	1.7

Electrical Equipment	1.7

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Household Durables	1.6%

Multi-Utilities	1.4

Real Estate Management & Development	1.2

Entertainment	1.2

Specialty Retail	1.1

Industrial Conglomerates	1.1

Auto Components	1.1

Equity Real Estate Investment Trusts (REITs)	1.0

Software	1.0

Aerospace & Defense	1.0

Food & Staples Retailing	1.0

Others (each less than 1.0%)	11.8

Short-Term Investments	5.0

Abbreviations

EAFE	Europe, Australasia and Far East
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than one thousand.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

Futures contracts outstanding as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
FTSE 100 Index	3	06/2021	GBP	287	8
MSCI EAFE E-Mini Index	34	06/2021	USD	3,836	53
SPI 200 Index	23	06/2021	AUD	3,097	82

					143

Abbreviations

AUD	Australian Dollar
EAFE	Europe, Australasia and Far East
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
USD	United States Dollar

Written Call Options Contracts as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
MSCI EAFE Index	Exchange-Traded	552	USD 125,222	USD 2,300.00	6/18/2021	(1,281)

Written Put Options Contracts as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

MSCI EAFE Index	Exchange-Traded	552	USD 125,222	USD 1,760.00	6/18/2021	(134)

Total Written Options Contracts (Premiums Received $1,891)						(1,415)

Abbreviations

EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%

Australia — 6.1%

Aurizon Holdings Ltd.	1,638	4,714

Australia & New Zealand Banking Group Ltd.	1,030	22,719

BHP Group Ltd.	1,135	41,325

Commonwealth Bank of Australia	274	18,728

CSL Ltd.	142	29,570

Dexus, REIT	1,870	14,679

Goodman Group, REIT	1,863	27,165

GPT Group (The), REIT	2,046	7,282

Macquarie Group Ltd.	49	6,066

National Australia Bank Ltd.	553	11,316

Newcrest Mining Ltd.	231	4,714

Rio Tinto Ltd.	511	47,491

Rio Tinto plc	197	16,487

Wesfarmers Ltd.	292	12,185

Westpac Banking Corp.	1,564	30,135

Woolworths Group Ltd.	241	7,324

		301,900

Austria — 0.5%

Erste Group Bank AG	753	26,758

Belgium — 0.4%

Anheuser-Busch InBev SA	75	5,328

KBC Group NV *	183	14,167

		19,495

China — 0.7%

BOC Hong Kong Holdings Ltd.	3,117	10,960

Prosus NV *	237	25,674

		36,634

Denmark — 2.7%

Carlsberg A/S, Class B	190	33,414

Novo Nordisk A/S, Class B	959	70,713

Orsted A/S (a) (b)	203	29,463

		133,590

Finland — 0.3%

Kone OYJ, Class B	124	9,705

Nokia OYJ *	811	3,840

		13,545

France — 12.4%

Accor SA *	317	12,746

Air Liquide SA	242	40,697

Airbus SE *	125	15,055

Alstom SA *	408	22,273

AXA SA (a)	537	15,178

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

BNP Paribas SA *	769	49,305

Capgemini SE	225	41,225

Faurecia SE	11	593

Kering SA	34	26,911

L’Oreal SA (a)	144	58,771

LVMH Moet Hennessy Louis Vuitton SE	112	84,533

Pernod Ricard SA	33	6,816

Safran SA	188	28,031

Sanofi (a)	292	30,576

Schneider Electric SE (a)	357	57,003

Thales SA	88	8,993

TOTAL SE	924	40,830

Veolia Environnement SA (a)	1,452	46,308

Vinci SA	257	28,152

		613,996

Germany — 9.7%

adidas AG *	120	37,078

Allianz SE (Registered)	195	50,686

BASF SE	136	10,934

Bayer AG (Registered)	260	16,847

Brenntag SE	124	11,119

Daimler AG (Registered)	120	10,640

Deutsche Boerse AG	27	4,735

Deutsche Post AG (Registered)	643	37,877

Deutsche Telekom AG (Registered)	2,062	39,676

Deutsche Wohnen SE	123	6,659

Infineon Technologies AG (a)	1,053	42,238

Merck KGaA	78	13,755

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	99	28,728

RWE AG	658	24,976

SAP SE	351	49,166

Siemens AG (Registered)	217	36,158

Volkswagen AG (Preference)	153	39,764

Vonovia SE	250	16,431

		477,467

Hong Kong — 2.3%

AIA Group Ltd.	4,479	56,845

CK Asset Holdings Ltd.	1,023	6,406

CLP Holdings Ltd.	534	5,271

Hong Kong Exchanges & Clearing Ltd.	484	29,184

Link, REIT	542	5,111

Sun Hung Kai Properties Ltd.	401	6,024

Techtronic Industries Co. Ltd.	301	5,462

		114,303

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Ireland — 0.8%

CRH plc	505	23,828

Kingspan Group plc	119	10,573

Kingspan Group plc	38	3,377

		37,778

Italy — 1.2%

Enel SpA (a)	1,839	18,263

FinecoBank Banca Fineco SpA * (a)	1,662	28,579

Snam SpA (a)	2,348	13,214

		60,056

Japan — 24.1%

Advantest Corp.	48	4,566

Amada Co. Ltd.	1,002	10,871

Asahi Group Holdings Ltd.	632	26,409

Asahi Kasei Corp.	1,495	15,745

Bridgestone Corp.	380	15,230

Central Japan Railway Co.	130	19,105

Daiichi Sankyo Co. Ltd.	198	5,052

Daikin Industries Ltd.	156	31,484

Daiwa House Industry Co. Ltd.	399	11,822

Denso Corp.	315	20,353

Dentsu Group, Inc.	287	8,846

ENEOS Holdings, Inc.	863	3,713

Fast Retailing Co. Ltd.	9	7,548

Hitachi Ltd.	865	42,835

Honda Motor Co. Ltd.	183	5,456

Hoya Corp.	277	31,531

Isuzu Motors Ltd.	685	6,959

ITOCHU Corp.	684	21,338

Japan Airlines Co. Ltd. *	477	10,214

Kao Corp.	394	25,325

Keyence Corp.	93	44,597

Konami Holdings Corp.	308	18,365

Kubota Corp.	865	20,350

Kyowa Kirin Co. Ltd.	522	15,886

Marui Group Co. Ltd.	202	3,787

Mitsubishi Corp.	1,248	34,494

Mitsubishi Electric Corp.	629	9,698

Mitsubishi UFJ Financial Group, Inc.	1,793	9,537

Mitsui Fudosan Co. Ltd.	697	15,155

Murata Manufacturing Co. Ltd.	338	26,834

Nabtesco Corp.	307	13,801

Nidec Corp.	141	16,235

Nintendo Co. Ltd.	63	36,140

Nippon Express Co. Ltd.	217	16,577

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Nippon Steel Corp.	921	16,102

Nippon Telegraph & Telephone Corp.	1,173	29,585

Nitori Holdings Co. Ltd.	107	19,218

Nomura Research Institute Ltd.	490	15,035

Ono Pharmaceutical Co. Ltd.	587	14,776

ORIX Corp.	1,046	16,883

Otsuka Corp.	434	21,807

Otsuka Holdings Co. Ltd.	117	4,469

Rakuten Group, Inc.	606	7,697

Recruit Holdings Co. Ltd.	617	27,824

Renesas Electronics Corp. *	347	4,047

Rohm Co. Ltd.	130	12,783

Ryohin Keikaku Co. Ltd.	614	12,921

Seven & i Holdings Co. Ltd.	202	8,730

Shimadzu Corp.	441	15,436

Shin-Etsu Chemical Co. Ltd.	175	29,540

SMC Corp.	8	4,474

SoftBank Group Corp.	259	23,357

Sony Group Corp.	464	46,402

Square Enix Holdings Co. Ltd.	60	3,333

Sumitomo Electric Industries Ltd.	1,148	17,076

Sumitomo Metal Mining Co. Ltd.	529	22,401

Sumitomo Mitsui Financial Group, Inc.	940	33,003

Suzuki Motor Corp.	284	10,784

T&D Holdings, Inc.	1,010	12,400

Takeda Pharmaceutical Co. Ltd.	429	14,322

Tokio Marine Holdings, Inc.	606	29,076

Tokyo Electron Ltd.	73	33,156

Tokyo Gas Co. Ltd.	229	4,643

Toray Industries, Inc.	781	4,854

Toyota Motor Corp.	829	62,042

West Japan Railway Co.	67	3,726

Yamato Holdings Co. Ltd.	149	4,202

		1,191,962

Luxembourg — 0.1%

ArcelorMittal SA	232	6,746

Malta — 0.0% (c)

BGP Holdings plc * ‡	449	—	(d)

Netherlands — 6.9%

Adyen NV * (b)	5	12,943

Akzo Nobel NV (a)	321	38,589

ASML Holding NV	184	119,127

Heineken NV	80	9,333

ING Groep NV	2,613	33,383

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Netherlands — continued

Koninklijke Ahold Delhaize NV	495	13,330

Koninklijke DSM NV	79	14,242

Koninklijke KPN NV	6,648	22,934

Koninklijke Philips NV *	165	9,319

NN Group NV	528	26,322

Royal Dutch Shell plc, Class A	1,254	23,595

Royal Dutch Shell plc, Class B	540	9,662

Wolters Kluwer NV	98	8,904

		341,683

Norway — 0.3%

Telenor ASA	846	15,066

Singapore — 1.0%

DBS Group Holdings Ltd.	1,356	30,395

Oversea-Chinese Banking Corp. Ltd.	1,634	14,935

United Overseas Bank Ltd.	227	4,525

		49,855

Spain — 2.5%

Banco Bilbao Vizcaya Argentaria SA	2,927	16,388

Banco Santander SA	4,796	18,500

Iberdrola SA	4,310	58,247

Industria de Diseno Textil SA (a)	856	30,446

		123,581

Sweden — 2.8%

Atlas Copco AB, Class A	490	29,693

Lundin Energy AB	630	20,084

SKF AB, Class B	992	25,633

Svenska Handelsbanken AB, Class A	2,914	33,744

Volvo AB, Class B	1,131	27,621

		136,775

Switzerland — 10.1%

Adecco Group AG (Registered)	104	7,017

Cie Financiere Richemont SA (Registered)	86	8,830

Credit Suisse Group AG (Registered) (a)	1,359	14,241

Givaudan SA (Registered)	4	15,587

LafargeHolcim Ltd. (Registered) *	398	24,556

Lonza Group AG (Registered)	61	38,985

Nestle SA (Registered)	1,079	128,703

Novartis AG (Registered)	977	83,334

Roche Holding AG	300	97,907

SGS SA (Registered)	6	18,901

Swiss Re AG	132	12,287

UBS Group AG (Registered)	1,042	15,912

INVESTMENTS	SHARES (000)	VALUE ($000)

Switzerland — continued

Zurich Insurance Group AG	84	34,658

		500,918

United Kingdom — 11.4%

3i Group plc	2,252	39,883

AstraZeneca plc	292	31,103

Berkeley Group Holdings plc	118	7,567

BP plc	11,453	47,948

British American Tobacco plc	738	27,381

CK Hutchison Holdings Ltd.	808	6,605

DCC plc	119	10,341

Diageo plc	1,169	52,475

GlaxoSmithKline plc	817	15,107

HSBC Holdings plc	3,722	23,242

InterContinental Hotels Group plc *	337	23,915

Intertek Group plc	91	7,734

Lloyds Banking Group plc	52,823	33,124

London Stock Exchange Group plc	137	13,947

M&G plc	2,596	7,793

Persimmon plc	197	8,505

Prudential plc	1,180	24,985

Reckitt Benckiser Group plc	444	39,509

RELX plc	1,301	33,763

Standard Chartered plc	2,897	20,779

Taylor Wimpey plc	7,409	18,378

Tesco plc	6,822	20,826

Unilever plc	878	51,262

		566,172

United States — 0.7%

Ferguson plc	179	22,614

Stellantis NV	581	9,623

		32,237

Total Common Stocks (Cost $3,626,179)		4,800,517

	NO. OF RIGHTS (000)
Rights — 0.0% (c)

Switzerland — 0.0% (c)

Credit Suisse Group AG, expiring 5/6/2021 * (Cost $—)	1,359	57

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 7.1%

Investment Companies — 2.0%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (e) (f) (Cost $98,285)	98,236	98,285

Investment of Cash Collateral from Securities Loaned — 5.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (e) (f)	225,333	225,356

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (e) (f)	26,421	26,421

Total Investment of Cash Collateral from Securities Loaned (Cost $251,777)		251,777

Total Short-Term Investments (Cost $350,062)		350,062

Total Investments — 104.1% (Cost $3,976,241)		5,150,636
Liabilities in Excess of Other Assets — (4.1)%		(203,671)

NET ASSETS — 100.0%		4,946,965

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	9.4%

Pharmaceuticals	8.0

Insurance	5.7

Semiconductors & Semiconductor Equipment	4.2

Chemicals	3.3

Machinery	3.3

Textiles, Apparel & Luxury Goods	3.1

Metals & Mining	3.0

Oil, Gas & Consumable Fuels	2.8

Automobiles	2.8

Personal Products	2.6

Beverages	2.6

Electronic Equipment, Instruments & Components	2.5

Food Products	2.5

Capital Markets	2.4

Electric Utilities	2.2

Diversified Telecommunication Services	2.1

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Professional Services	2.0%

IT Services	1.8

Trading Companies & Distributors	1.7

Electrical Equipment	1.6

Household Durables	1.6

Multi-Utilities	1.4

Real Estate Management & Development	1.2

Entertainment	1.1

Specialty Retail	1.1

Equity Real Estate Investment Trusts (REITs)	1.0

Auto Components	1.0

Industrial Conglomerates	1.0

Aerospace & Defense	1.0

Food & Staples Retailing	1.0

Software	1.0

Others (each less than 1.0%)	11.2

Short-Term Investments	6.8

Abbreviations

OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 is $236,779.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Amount rounds to less than one thousand.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

Futures contracts outstanding as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
FTSE 100 Index	51	06/2021	GBP	4,880	129
SPI 200 Index	824	06/2021	AUD	110,942	2,937

					3,066

Abbreviations

AUD	Australian Dollar
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
SPI	Australian Securities Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 96.4%

Australia — 7.0%

Australia & New Zealand Banking Group Ltd.	131		2,890

BHP Group Ltd.	197		7,167

BlueScope Steel Ltd.	29		484

Fortescue Metals Group Ltd.	100		1,722

Harvey Norman Holdings Ltd.	141		572

Iluka Resources Ltd.	94		560

JB Hi-Fi Ltd.	11		402

Metcash Ltd.	136		372

National Australia Bank Ltd.	156		3,185

Qantas Airways Ltd. *	116		440

Rio Tinto Ltd.	20		1,897

Rio Tinto plc	54		4,500

South32 Ltd.	291		641

Super Retail Group Ltd.	62		566

Worley Ltd.	40		332

			25,730

Austria — 1.5%

ams AG *	14		236

ANDRITZ AG	12		665

BAWAG Group AG (a)	14		773

Erste Group Bank AG	25		876

OMV AG	17		820

Raiffeisen Bank International AG	53		1,165

Telekom Austria AG	59		481

Wienerberger AG	13		522

			5,538

Belgium — 1.1%

Ageas SA	18		1,118

Bekaert SA	19		832

bpost SA *	55		589

KBC Group NV *	15		1,168

Telenet Group Holding NV	9		382

			4,089

Brazil — 0.3%

Yara International ASA	17		908

China — 0.7%

BOC Hong Kong Holdings Ltd.	316		1,109

Yangzijiang Shipbuilding Holdings Ltd.	1,260		1,352

			2,461

Denmark — 1.8%

AP Moller — Maersk A/S, Class B (b)	—	(c)	667

Cementir Holding NV	47		530

D/S Norden A/S	21		542

INVESTMENTS	SHARES (000)	VALUE ($000)

Denmark — continued

H+H International A/S, Class B *	24	694

Jyske Bank A/S (Registered) *	11	536

Matas A/S *	38	566

Scandinavian Tobacco Group A/S (a)	37	681

Solar A/S, Class B	9	814

Spar Nord Bank A/S	36	400

Sydbank A/S	23	680

TCM Group A/S (a)	23	632

		6,742

Finland — 1.4%

Cargotec OYJ, Class B	12	704

Caverion OYJ	34	277

Kemira OYJ	29	467

Konecranes OYJ	13	613

Nordea Bank Abp	201	2,087

TietoEVRY OYJ	10	355

Valmet OYJ	18	758

		5,261

France — 9.1%

Atos SE	9	612

AXA SA (b)	92	2,599

BNP Paribas SA *	56	3,582

Carrefour SA	46	891

Cie de Saint-Gobain	28	1,766

Cie Plastic Omnium SA	12	411

CNP Assurances	63	1,104

Coface SA *	41	504

Credit Agricole SA	91	1,410

Eutelsat Communications SA	29	367

Faurecia SE	15	803

Faurecia SE	1	40

Fnac Darty SA *	9	628

Groupe Crit *	8	713

IPSOS	18	752

Kaufman & Broad SA	8	379

Metropole Television SA *	32	712

Publicis Groupe SA	20	1,299

Quadient SA	26	717

Renault SA *	18	741

Rexel SA * (b)	32	630

SCOR SE (b)	18	590

Societe Generale SA *	51	1,448

Sopra Steria Group SACA *	3	521

SPIE SA *	25	640

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

France — continued

Tarkett SA *	31	739

Technip Energies NV *	70	997

Television Francaise 1 * (b)	56	551

TOTAL SE	120	5,323

Valeo SA	10	314

Veolia Environnement SA	38	1,197

Vicat SA (b)	8	390

		33,370

Germany — 9.5%

Allianz SE (Registered)	19	4,889

Aurubis AG	7	620

Bayerische Motoren Werke AG	18	1,847

CECONOMY AG *	59	346

Continental AG	7	928

Covestro AG (a)	18	1,193

Daimler AG (Registered)	45	4,001

Deutsche Post AG (Registered)	60	3,530

DWS Group GmbH & Co. KGaA (a)	10	430

Freenet AG	21	509

HeidelbergCement AG	12	1,109

HOCHTIEF AG *	4	414

Hornbach Holding AG & Co. KGaA	11	1,023

JOST Werke AG * (a)	12	822

Kloeckner & Co. SE *	71	962

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	7	1,940

ProSiebenSat.1 Media SE *	27	581

Schaeffler AG (Preference)	49	437

Siemens AG (Registered)	32	5,318

Talanx AG	10	410

Volkswagen AG (Preference)	14	3,526

		34,835

Greece — 0.2%

Energean plc *	74	850

Hong Kong — 1.3%

Haitong International Securities Group Ltd.	1,414	444

Hysan Development Co. Ltd.	246	926

Johnson Electric Holdings Ltd.	140	371

New World Development Co. Ltd.	138	730

Sun Hung Kai Properties Ltd.	75	1,121

Swire Properties Ltd.	159	474

VTech Holdings Ltd. (b)	57	520

		4,586

INVESTMENTS	SHARES (000)	VALUE ($000)

Ireland — 0.3%

Greencore Group plc *	262	576

Ryanair Holdings plc, ADR *	3	391

		967

Italy — 3.2%

Anima Holding SpA (a)	104	538

Assicurazioni Generali SpA	64	1,283

Azimut Holding SpA	22	519

Credito Emiliano SpA *	68	421

Eni SpA (b)	142	1,686

Intesa Sanpaolo SpA * (b)	934	2,605

Mediobanca Banca di Credito Finanziario SpA *	73	828

Poste Italiane SpA (a)	50	652

Telecom Italia SpA	1,523	835

UniCredit SpA	121	1,240

Unipol Gruppo SpA	191	1,044

		11,651

Japan — 20.1%

Acom Co. Ltd.	98	420

Aiful Corp.	138	398

Aozora Bank Ltd.	23	484

Arcs Co. Ltd.	17	366

Bridgestone Corp.	36	1,423

Brother Industries Ltd.	40	842

Chiba Bank Ltd. (The)	98	615

Concordia Financial Group Ltd.	148	555

Cosmo Energy Holdings Co. Ltd.	42	893

Credit Saison Co. Ltd.	79	906

Dai-ichi Life Holdings, Inc.	61	1,092

Daiwa Securities Group, Inc.	125	667

ENEOS Holdings, Inc.	342	1,472

Fuyo General Lease Co. Ltd.	15	966

Gunma Bank Ltd. (The)	110	358

Hachijuni Bank Ltd. (The)	96	328

Hitachi Ltd.	31	1,554

Honda Motor Co. Ltd.	78	2,317

Iida Group Holdings Co. Ltd.	22	526

ITOCHU Corp.	49	1,533

Iyo Bank Ltd. (The)	60	333

Japan Airlines Co. Ltd. *	35	739

Japan Post Holdings Co. Ltd. *	108	910

Japan Post Insurance Co. Ltd.	36	692

Japan Tobacco, Inc.	70	1,313

Kamigumi Co. Ltd.	23	446

Kandenko Co. Ltd.	41	352

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

KDDI Corp.	85	2,573

Kinden Corp.	22	381

K’s Holdings Corp.	41	565

Kyudenko Corp.	14	485

Kyushu Financial Group, Inc.	81	314

Mitsubishi Chemical Holdings Corp.	137	1,022

Mitsubishi Corp.	68	1,866

Mitsubishi Gas Chemical Co., Inc.	22	497

Mitsubishi UFJ Financial Group, Inc.	561	2,982

Mitsui & Co. Ltd.	95	1,994

Mixi, Inc.	19	484

Mizuho Financial Group, Inc.	127	1,782

MS&AD Insurance Group Holdings, Inc.	29	828

Nichias Corp.	14	368

Nichiha Corp.	10	288

Nippon Light Metal Holdings Co. Ltd.	21	414

Nippon Telegraph & Telephone Corp.	75	1,878

Nippon Television Holdings, Inc.	33	431

Nomura Holdings, Inc.	204	1,094

Nomura Real Estate Holdings, Inc.	48	1,173

Open House Co. Ltd.	8	349

ORIX Corp.	110	1,773

Rengo Co. Ltd.	36	301

Resona Holdings, Inc.	190	783

Sanwa Holdings Corp.	37	472

SBI Holdings, Inc.	23	659

Sekisui House Ltd.	45	915

Senko Group Holdings Co. Ltd.	43	395

Shizuoka Bank Ltd. (The)	91	697

SoftBank Corp.	137	1,769

Sojitz Corp.	353	1,053

Sompo Holdings, Inc.	23	866

Sony Group Corp.	4	380

Sumitomo Bakelite Co. Ltd.	11	433

Sumitomo Corp.	94	1,276

Sumitomo Forestry Co. Ltd.	30	681

Sumitomo Mitsui Financial Group, Inc.	79	2,765

Sumitomo Mitsui Trust Holdings, Inc.	42	1,431

T&D Holdings, Inc.	92	1,129

Taiheiyo Cement Corp.	17	414

Taisei Corp.	18	650

Teijin Ltd.	35	573

Tokuyama Corp.	25	560

Tokyo Steel Manufacturing Co. Ltd.	53	517

Tokyo Tatemono Co. Ltd.	25	366

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Tosoh Corp.	38	665

Toyota Motor Corp.	86	6,465

Toyota Tsusho Corp.	19	792

TS Tech Co. Ltd.	23	324

Ube Industries Ltd.	16	330

		73,702

Luxembourg — 0.4%

ArcelorMittal SA	38	1,111

RTL Group SA *	7	438

		1,549

Malta — 0.3%

Kindred Group plc, SDR	57	989

Netherlands — 4.0%

ASR Nederland NV	17	723

ING Groep NV	211	2,699

Koninklijke Ahold Delhaize NV	63	1,706

NN Group NV	26	1,312

PostNL NV	116	607

Randstad NV	13	910

Royal Dutch Shell plc, Class A	322	6,066

Signify NV * (a)	14	807

		14,830

Norway — 2.6%

DNB ASA	70	1,498

Elkem ASA (a)	230	843

Equinor ASA	60	1,214

Europris ASA (a)	59	402

Norsk Hydro ASA	170	1,082

Norwegian Finans Holding ASA (b)	68	746

Olav Thon Eiendomsselskap ASA *	24	469

Selvaag Bolig ASA	95	701

SpareBank 1 Nord Norge	80	802

SpareBank 1 SMN	43	574

SpareBank 1 SR-Bank ASA	46	596

Storebrand ASA (b)	60	569

		9,496

Portugal — 0.1%

Sonae SGPS SA (b)	459	430

Russia — 0.3%

Evraz plc	113	1,003

Singapore — 1.2%

DBS Group Holdings Ltd.	32	706

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Singapore — continued

Oversea-Chinese Banking Corp. Ltd.	207	1,891

StarHub Ltd.	378	383

United Overseas Bank Ltd.	68	1,349

		4,329

South Africa — 0.9%

Anglo American plc	76	3,229

Spain — 3.2%

ACS Actividades de Construccion y Servicios SA	30	982

Banco Bilbao Vizcaya Argentaria SA	336	1,882

Banco Santander SA	816	3,146

CaixaBank SA *	293	937

ContourGlobal plc (a)	134	371

Indra Sistemas SA *	60	623

Mediaset Espana Comunicacion SA *	96	613

Repsol SA	96	1,146

Tecnicas Reunidas SA *	22	335

Telefonica SA	286	1,324

Unicaja Banco SA (a)	541	533

		11,892

Sweden — 3.6%

Betsson AB *	51	464

Bilia AB, Class A (b)	24	415

Boliden AB (b)	25	979

Bonava AB, Class B	42	498

Bravida Holding AB (a)	24	350

Dustin Group AB (a) (b)	58	720

Humana AB *	55	497

Intrum AB (b)	24	817

Inwido AB *	42	726

Lundin Energy AB	21	684

Mekonomen AB *	34	583

Nobia AB	51	443

Nordic Waterproofing Holding AB	19	412

Resurs Holding AB (a)	56	291

Securitas AB, Class B (b)	26	439

Skandinaviska Enskilda Banken AB, Class A	125	1,602

Skanska AB, Class B	29	772

SSAB AB, Class B *	189	942

Svenska Handelsbanken AB, Class A	105	1,218

Volvo AB, Class B	14	351

		13,203

INVESTMENTS	SHARES (000)	VALUE ($000)

Switzerland — 6.3%

Adecco Group AG (Registered)	16	1,060

BKW AG	4	404

Credit Suisse Group AG (Registered)	132	1,381

Julius Baer Group Ltd.	15	967

LafargeHolcim Ltd. (Registered) *	30	1,823

Novartis AG (Registered)	91	7,734

Roche Holding AG	1	374

Sulzer AG (Registered)	5	537

Swiss Life Holding AG (Registered)	3	1,232

Swisscom AG (Registered)	2	1,059

UBS Group AG (Registered)	207	3,154

Wizz Air Holdings plc * (a)	6	417

Zurich Insurance Group AG	8	3,082

		23,224

Ukraine — 0.3%

Ferrexpo plc	157	954

United Kingdom — 14.9%

3i Group plc	59	1,049

Aviva plc	276	1,527

Barclays plc	931	2,253

Barratt Developments plc	81	861

Bellway plc	9	439

Berkeley Group Holdings plc	11	700

BP plc	648	2,714

BT Group plc *	575	1,312

CK Hutchison Holdings Ltd.	242	1,978

Crest Nicholson Holdings plc *	84	475

Dixons Carphone plc *	635	1,222

Drax Group plc	122	691

GlaxoSmithKline plc	213	3,945

Halfords Group plc *	137	714

HSBC Holdings plc	883	5,510

Inchcape plc *	43	467

ITV plc *	437	731

J Sainsbury plc	236	775

JET2 plc *	54	1,121

Just Group plc *	413	622

Keller Group plc	44	507

Kingfisher plc *	181	892

Legal & General Group plc	427	1,603

Lloyds Banking Group plc	3,521	2,208

M&G plc	303	911

Mitie Group plc *	1,316	1,128

Morgan Sindall Group plc	20	627

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

Natwest Group plc	399	1,083

OSB Group plc	172	1,141

Paragon Banking Group plc	75	485

Phoenix Group Holdings plc	46	453

Playtech plc *	99	634

Premier Foods plc *	451	607

Prudential plc	136	2,877

Reach plc *	235	714

Redrow plc	48	458

Royal Mail plc *	80	549

ScS Group plc *	119	457

Serco Group plc *	210	407

Standard Chartered plc	163	1,169

Tate & Lyle plc	43	473

Taylor Wimpey plc	325	807

Tyman plc	106	618

Vesuvius plc	53	391

Vistry Group plc	30	505

Vodafone Group plc	1,275	2,407

WPP plc	106	1,430

		54,647

United States — 0.8%

Stellantis NV	62	1,031

Stellantis NV	44	723

TI Fluid Systems plc (a)	262	1,075

		2,829

Total Common Stocks (Cost $298,715)		353,294

	NO. OF RIGHTS (000)
Rights — 0.0% (d)

Switzerland — 0.0% (d)

Credit Suisse Group AG, expiring 5/6/2021 * (Cost $—)	132	5

	SHARES (000)
Short-Term Investments — 5.0%

Investment Companies — 1.9%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (e) (f) (Cost $7,170)	7,166	7,170

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 3.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (e) (f)	9,699	9,700

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (e) (f)	1,559	1,559

Total Investment of Cash Collateral from Securities Loaned (Cost $11,259)		11,259

Total Short-Term Investments (Cost $18,429)		18,429

Total Investments — 101.4% (Cost $317,144)		371,728
Liabilities in Excess of Other Assets — (1.4)%		(5,157)

NET ASSETS — 100.0%		366,571

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	19.4%

Insurance	9.6

Metals & Mining	7.7

Oil, Gas & Consumable Fuels	6.2

Automobiles	5.6

Pharmaceuticals	3.2

Trading Companies & Distributors	2.9

Capital Markets	2.9

Household Durables	2.4

Media	2.4

Specialty Retail	2.3

Wireless Telecommunication Services	2.1

Chemicals	2.0

Industrial Conglomerates	2.0

Diversified Telecommunication Services	1.9

Machinery	1.7

Auto Components	1.6

Real Estate Management & Development	1.6

Construction Materials	1.5

Building Products	1.4

Air Freight & Logistics	1.4

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Construction & Engineering	1.4%

Food & Staples Retailing	1.2

Commercial Services & Supplies	1.1

Diversified Financial Services	1.0

Others (each less than 1.0%)	8.5

Short-Term Investments	5.0

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
SGPS	Holding company

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 is $9,734.
(c)	Amount rounds to less than one thousand.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	76	06/2021	EUR	3,593	74
FTSE 100 Index	18	06/2021	GBP	1,722	45
TOPIX Index	15	06/2021	JPY	2,609	(54)

					65

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund		JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
ASSETS:
Investments in non-affiliates, at value	$14,498,079	$3,838,528		$731,214		$4,635,019
Investments in affiliates, at value	—	—		181,345		79,740
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	150,955	27,074		18,345		200,569
Cash	—	—		100		27
Foreign currency, at value	—	223		250		—
Deposits at broker for futures contracts	—	822		591		—
Receivables:
Due from broker	—	—		—		5,929
Investment securities sold	65,190	18,290		3,818		6,564
Fund shares sold	17,682	20,314		237		8,844
Dividends from non-affiliates	8,298	3,941		538		13,026
Dividends from affiliates	9	15		2		4
Tax reclaims	13	55		3,749		10,238
Securities lending income (See Note 2.C.)	16	10		16		39

Total Assets	14,740,242	3,909,272		940,205		4,959,999

LIABILITIES:
Payables:
Due to custodian	9	—		—		—
Foreign currency due to custodian, at value	—	—		—		171
Investment securities purchased	24,238	7,404		168,558		49,612
Collateral received on securities loaned (See Note 2.C.)	150,955	27,074		18,345		200,569
Interfund lending	3,945	43,546		—		—
Fund shares redeemed	29,068	—	(a)	90		11,596
Variation margin on futures contracts	—	207		65		—
Accrued liabilities:
Investment advisory fees	8,071	718		291		1,670
Administration fees	794	186		37		127
Distribution fees	219	—		26		97
Service fees	1,216	—	(a)	40		140
Custodian and accounting fees	451	85		19		92
Trustees’ and Chief Compliance Officer’s fees	2	1		—	(a)	2
Deferred foreign capital gains tax	53,915	6,753		—		—
Other	406	75		90		125

Total Liabilities	273,289	86,049		187,561		264,201

Net Assets	$14,466,953	$3,823,223		$752,644		$4,695,798

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund	JPMorgan International Equity Fund
NET ASSETS:
Paid-in-Capital	$8,902,080	$2,957,105	$705,116	$3,291,844
Total distributable earnings (loss)	5,564,873	866,118	47,528	1,403,954

Total Net Assets	$14,466,953	$3,823,223	$752,644	$4,695,798

Net Assets:
Class A	$766,529	$—	$88,051	$389,716
Class C	94,860	—	12,479	10,740
Class I	5,170,999	5,015	233,882	490,044
Class L	2,584,295	—	78,629	—
Class R2	591	—	—	25,835
Class R3	9,515	—	—	—
Class R4	3,931	—	—	—
Class R5	66,215	—	—	11,124
Class R6	5,770,018	3,818,208	339,603	3,768,339

Total	$14,466,953	$3,823,223	$752,644	$4,695,798

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	17,983	—	2,951	18,913
Class C	2,310	—	473	551
Class I	118,382	228	7,683	23,395
Class L	58,680	—	2,552	—
Class R2	14	—	—	1,271
Class R3	225	—	—	—
Class R4	90	—	—	—
Class R5	1,506	—	—	528
Class R6	131,122	174,226	11,071	179,431

Net Asset Value (a):
Class A — Redemption price per share	$42.62	$—	$29.84	$20.61
Class C — Offering price per share (b)	41.07	—	26.37	19.49
Class I — Offering and redemption price per share	43.68	22.03	30.44	20.95
Class L — Offering and redemption price per share	44.04	—	30.82	—
Class R2 — Offering and redemption price per share	42.11	—	—	20.33
Class R3 — Offering and redemption price per share	42.39	—	—	—
Class R4 — Offering and redemption price per share	43.54	—	—	—
Class R5 — Offering and redemption price per share	43.95	—	—	21.05
Class R6 — Offering and redemption price per share	44.00	21.92	30.68	21.00
Class A maximum sales charge	5.25%	—%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$44.98	$—	$31.49	$21.75

Cost of investments in non-affiliates	$9,007,492	$3,045,846	$605,392	$3,462,057
Cost of investments in affiliates	—	—	181,345	79,740
Cost of foreign currency	—	224	250	—
Investment securities on loan, at value (See Note 2.C.)	142,764	25,774	17,245	186,203
Cost of investment of cash collateral (See Note 2.C.)	150,955	27,074	18,345	200,569

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund		JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
ASSETS:
Investments in non-affiliates, at value	$3,607,744	$117,811		$4,800,574	$353,299
Investments in affiliates, at value	66,137	6,264		98,285	7,170
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	13,190	—		251,777	11,259
Options purchased, at value	—	615		—	—
Cash	50	951		675	182
Foreign currency, at value	9,864	90		7,277	486
Deposits at broker for futures contracts	—	592		11,895	775
Deposits at broker for options contracts	—	200		—	—
Receivables:
Investment securities sold	1	—		—	—
Fund shares sold	15,613	464		5,977	1,738
Dividends from non-affiliates	9,424	390		16,826	1,833
Dividends from affiliates	5	—	(a)	7	—	(a)
Tax reclaims	3,987	334		14,163	2,428
Securities lending income (See Note 2.C.)	25	—		77	18

Total Assets	3,726,040	127,711		5,207,533	379,188

LIABILITIES:
Payables:
Investment securities purchased	9,171	—		—	457
Collateral received on securities loaned (See Note 2.C.)	13,190	—		251,777	11,259
Fund shares redeemed	1,319	209		6,528	306
Variation margin on futures contracts	—	75		842	42
Outstanding options written, at fair value	—	1,415		—	—
Accrued liabilities:
Investment advisory fees	1,517	7		680	127
Administration fees	32	—		222	—
Distribution fees	68	1		9	39
Service fees	149	25		27	35
Custodian and accounting fees	69	36		154	41
Trustees’ and Chief Compliance Officer’s fees	1	—		5	—	(a)
Other	28	21		324	311

Total Liabilities	25,544	1,789		260,568	12,617

Net Assets	$3,700,496	$125,922		$4,946,965	$366,571

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
NET ASSETS:
Paid-in-Capital	$2,856,745	$119,467	$4,168,327	$391,347
Total distributable earnings (loss)	843,751	6,455	778,638	(24,776)

Total Net Assets	$3,700,496	$125,922	$4,946,965	$366,571

Net Assets:
Class A	$269,643	$2,460	$45,609	$176,442
Class C	21,917	207	—	4,463
Class I	666,701	123,154	457,832	33,548
Class L	—	—	—	8,875
Class R2	2,334	—	—	610
Class R5	3,525	22	—	64
Class R6	2,736,376	79	4,443,524	142,569

Total	$3,700,496	$125,922	$4,946,965	$366,571

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	9,940	155	2,258	13,564
Class C	821	13	—	354
Class I	24,255	7,714	22,550	2,511
Class L	—	—	—	668
Class R2	87	—	—	48
Class R5	128	1	—	5
Class R6	99,539	5	219,658	10,789

Net Asset Value (a):
Class A — Redemption price per share	$27.13	$15.89	$20.20	$13.01
Class C — Offering price per share (b)	26.71	15.88	—	12.61
Class I — Offering and redemption price per share	27.49	15.97	20.30	13.36
Class L — Offering and redemption price per share	—	—	—	13.29
Class R2 — Offering and redemption price per share	26.88	—	—	12.79
Class R5 — Offering and redemption price per share	27.48	15.98	—	13.19
Class R6 — Offering and redemption price per share	27.49	15.99	20.23	13.21
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$28.63	$16.77	$21.32	$13.73

Cost of investments in non-affiliates	$2,661,764	$88,395	$3,626,179	$298,715
Cost of investments in affiliates	66,137	6,264	98,285	7,170
Cost of options purchased	—	1,967	—	—
Cost of foreign currency	9,864	89	7,245	486
Investment securities on loan, at value (See Note 2.C.)	12,496	—	236,779	9,734
Cost of investment of cash collateral (See Note 2.C.)	13,190	—	251,777	11,259
Premiums received from options written	—	1,891	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund	JPMorgan International Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1	$—	$— (a)
Interest income from affiliates	—	— (a)	—	—
Dividend income from non-affiliates	61,441	26,671	7,297	49,404
Dividend income from affiliates	87	25	5	34
Non-cash dividend income from non-affiliates	—	—	361	—
Income from securities lending (net) (See Note 2.C.)	685	118	23	105
Foreign taxes withheld (net)	(8,181)	(3,122)	(711)	(4,402)

Total investment income	54,032	23,693	6,975	45,141

EXPENSES:
Investment advisory fees	48,800	4,196	1,614	9,139
Administration fees	4,902	1,259	202	1,371
Distribution fees:
Class A	908	—	103	429
Class C	351	—	47	40
Class R2	1	—	—	63
Class R3	12	—	—	—
Service fees:
Class A	908	—	103	429
Class C	117	—	16	13
Class I	6,483	2	81	532
Class L	1,224	—	35	—
Class R2	1	—	—	32
Class R3	12	—	—	—
Class R4	5	—	—	—
Class R5	32	—	—	5
Custodian and accounting fees	2,027	893	101	215
Interest expense to affiliates	4	30	2	8
Professional fees	94	52	66	70
Trustees’ and Chief Compliance Officer’s fees	33	18	14	19
Printing and mailing costs	434	12	12	65
Registration and filing fees	305	34	33	113
Transfer agency fees (See Note 2.I.)	185	11	12	55
Other	87	31	10	35

Total expenses	66,925	6,538	2,451	12,633

Less fees waived	(1,840)	(643)	(33)	(2,173)
Less expense reimbursements	(54)	(1)	—	(12)

Net expenses	65,031	5,894	2,418	10,448

Net investment income (loss)	(10,999)	17,799	4,557	34,693

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	300,556 (b)	189,027 (c)	48,096	315,590
Investments in affiliates	(42)	(7)	(2)	1
Futures contracts	—	1,614	1,108	(5,247)
Foreign currency transactions	(933)	(568)	6	1,277

Net realized gain (loss)	299,581	190,066	49,208	311,621

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,718,600 (d)	463,178 (e)	113,520	452,718
Investments in affiliates	30	1	— (a)	2
Futures contracts	—	34	245	—
Foreign currency translations	77	33	257	112

Change in net unrealized appreciation/depreciation	1,718,707	463,246	114,022	452,832

Net realized/unrealized gains (losses)	2,018,288	653,312	163,230	764,453

Change in net assets resulting from operations	$2,007,289	$671,111	$167,787	$799,146

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of $(1,685).
(c)	Net of foreign capital gains tax of $(4,557).
(d)	Net of change in foreign capital gains tax of $(35,370).
(e)	Net of change in foreign capital gains tax of $(625).

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$— (a)	$1,270	$121
Interest income from affiliates	—	—	— (a)	—
Dividend income from non-affiliates	42,839	1,816	81,103	6,970
Dividend income from affiliates	26	— (a)	52	2
Income from securities lending (net) (See Note 2.C.)	104	—	838	35
Foreign taxes withheld (net)	(3,482)	(159)	(7,189)	(603)

Total investment income	39,487	1,657	76,074	6,525

EXPENSES:
Investment advisory fees	10,016	146	5,300	911
Administration fees	1,252	44	1,988	124
Distribution fees:
Class A	237	3	57	198
Class C	71	1	—	17
Class R2	5	—	—	1
Service fees:
Class A	237	3	57	198
Class C	24	— (a)	—	6
Class I	657	144	639	40
Class L	—	—	—	4
Class R2	2	—	—	1
Class R5	2	— (a)	—	—	(a)
Custodian and accounting fees	263	37	379	72
Interest expense to affiliates	5	2	14	1
Professional fees	65	41	109	58
Trustees’ and Chief Compliance Officer’s fees	18	12	23	13
Printing and mailing costs	43	4	132	12
Registration and filing fees	69	30	8	55
Transfer agency fees (See Note 2.I.)	37	— (a)	46	9
Other	25	7	106	9

Total expenses	13,028	474	8,858	1,729

Less fees waived	(2,828)	(117)	(1,929)	(402)
Less expense reimbursements	—	— (a)	—	—	(a)

Net expenses	10,200	357	6,929	1,327

Net investment income (loss)	29,287	1,300	69,145	5,198

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	66,570	1,982	131,199	2,994
Investments in affiliates	(13)	— (a)	51	(1)
Options purchased	—	(5,652)	—	—
Futures contracts	—	965	23,954	437
Foreign currency transactions	614	(38)	(176)	42
Forward foreign currency exchange contracts	(2,654)	—	—	—
Options written	—	(4,305)	—	—

Net realized gain (loss)	64,517	(7,048)	155,028	3,472

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	582,436	27,198	1,112,902	99,743
Investments in affiliates	4	—	(78)	—	(a)
Options purchased	—	(3,755)	—	—
Futures contracts	—	268	2,176	305
Foreign currency translations	20	4	106	50
Options written	—	(1,251)	—	—

Change in net unrealized appreciation/depreciation	582,460	22,464	1,115,106	100,098

Net realized/unrealized gains (losses)	646,977	15,416	1,270,134	103,570

Change in net assets resulting from operations	$676,264	$16,716	$1,339,279	$108,768

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(10,999)	$20,921	$17,799	$48,936
Net realized gain (loss)	299,581	(21,492)	190,066	(115,392)
Change in net unrealized appreciation/depreciation	1,718,707	1,995,150	463,246	281,827

Change in net assets resulting from operations	2,007,289	1,994,579	671,111	215,371

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(3,084)	—	—
Class C	—	(79)	—	—
Class I	(4,875)	(15,303)	(1)	— (a)
Class L	(3,336)	(8,491)	—	—
Class R2	—	(1)	—	—
Class R3	—	(21)	—	—
Class R4	(1)	(11)	—	—
Class R5	(80)	(349)	—	—
Class R6	(10,851)	(29,101)	(50,836)	(24,046)

Total distributions to shareholders	(19,143)	(56,440)	(50,837)	(24,046)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,258,582	2,968,409	362,607	558,443

NET ASSETS:
Change in net assets	3,246,728	4,906,548	982,881	749,768
Beginning of period	11,220,225	6,313,677	2,840,342	2,090,574

End of period	$14,466,953	$11,220,225	$3,823,223	$2,840,342

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,557	$6,920	$34,693	$43,858
Net realized gain (loss)	49,208	(16,079)	311,621	(49,374)
Change in net unrealized appreciation/depreciation	114,022	(32,885)	452,832	(39,646)

Change in net assets resulting from operations	167,787	(42,044)	799,146	(45,162)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(839)	(2,780)	(3,040)	(9,505)
Class C	(80)	(497)	(42)	(344)
Class I	(772)	(2,605)	(4,786)	(6,207)
Class L	(920)	(2,069)	—	—
Class R2	—	—	(292)	(65)
Class R5	—	—	(99)	(124)
Class R6	(4,405)	(8,878)	(33,732)	(80,146)

Total distributions to shareholders	(7,016)	(16,829)	(41,991)	(96,391)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	153,045	(44,544)	1,007,721	75,469

NET ASSETS:
Change in net assets	313,816	(103,417)	1,764,876	(66,084)
Beginning of period	438,828	542,245	2,930,922	2,997,006

End of period	$752,644	$438,828	$4,695,798	$2,930,922

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$29,287	$34,949	$1,300	$2,110
Net realized gain (loss)	64,517	(143,255)	(7,048)	(16,164)
Change in net unrealized appreciation/depreciation	582,460	231,375	22,464	5,164

Change in net assets resulting from operations	676,264	123,069	16,716	(8,890)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,160)	(46)	(29)	(5)
Class C	(42)	—	(1)	(1)
Class I	(4,485)	(431)	(2,175)	(1,362)
Class R2	(10)	—	—	—
Class R5	(32)	(9)	(1)	— (a)
Class R6	(28,297)	(10,047)	(1)	(1)

Total distributions to shareholders	(34,026)	(10,533)	(2,207)	(1,369)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	256,588	89,493	(25,855)	87,285

NET ASSETS:
Change in net assets	898,826	202,029	(11,346)	77,026
Beginning of period	2,801,670	2,599,641	137,268	60,242

End of period	$3,700,496	$2,801,670	$125,922	$137,268

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Value Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$69,145	$115,593	$5,198	$9,086
Net realized gain (loss)	155,028	(384,441)	3,472	(39,947)
Change in net unrealized appreciation/depreciation	1,115,106	(159,055)	100,098	(40,074)

Change in net assets resulting from operations	1,339,279	(427,903)	108,768	(70,935)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(402)	(5,482)	(4,156)	(7,133)
Class C	—	—	(106)	(299)
Class I	(10,216)	(6,829)	(914)	(1,823)
Class L	—	—	(192)	(1,237)
Class R2	—	—	(11)	(21)
Class R5	—	—	(3)	(4)
Class R6	(95,880)	(143,050)	(3,877)	(5,532)

Total distributions to shareholders	(106,498)	(155,361)	(9,259)	(16,049)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,148,165)	611,139	(802)	(38,424)

NET ASSETS:
Change in net assets	84,616	27,875	98,707	(125,408)
Beginning of period	4,862,349	4,834,474	267,864	393,272

End of period	$4,946,965	$4,862,349	$366,571	$267,864

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$186,166	$396,625	$—	$—
Distributions reinvested	—	3,026	—	—
Cost of shares redeemed	(97,070)	(433,578)	—	—

Change in net assets resulting from Class A capital transactions	$89,096	$(33,927)	$—	$—

Class C
Proceeds from shares issued	$19,638	$25,207	$—	$—
Distributions reinvested	—	76	—	—
Cost of shares redeemed	(9,804)	(21,149)	—	—

Change in net assets resulting from Class C capital transactions	$9,834	$4,134	$—	$—

Class I
Proceeds from shares issued	$1,717,105	$2,957,574	$5,230	$32
Distributions reinvested	4,534	13,741	1	— (a)
Cost of shares redeemed	(1,297,255)	(1,376,247)	(127)	(6)

Change in net assets resulting from Class I capital transactions	$424,384	$1,595,068	$5,104	$26

Class L
Proceeds from shares issued	$736,778	$1,047,160	$—	$—
Distributions reinvested	3,299	8,347	—	—
Cost of shares redeemed	(368,174)	(412,630)	—	—

Change in net assets resulting from Class L capital transactions	$371,903	$642,877	$—	$—

Class R2
Proceeds from shares issued	$339	$281	$—	$—
Distributions reinvested	—	1	—	—
Cost of shares redeemed	(236)	(78)	—	—

Change in net assets resulting from Class R2 capital transactions	$103	$204	$—	$—

Class R3
Proceeds from shares issued	$5,786	$3,952	$—	$—
Distributions reinvested	—	21	—	—
Cost of shares redeemed	(3,207)	(1,457)	—	—

Change in net assets resulting from Class R3 capital transactions	$2,579	$2,516	$—	$—

Class R4
Proceeds from shares issued	$995	$2,143	$—	$—
Distributions reinvested	1	11	—	—
Cost of shares redeemed	(516)	(1,072)	—	—

Change in net assets resulting from Class R4 capital transactions	$480	$1,082	$—	$—

Class R5
Proceeds from shares issued	$13,191	$24,137	$—	$—
Distributions reinvested	79	349	—	—
Cost of shares redeemed	(14,455)	(18,654)	—	—

Change in net assets resulting from Class R5 capital transactions	$(1,185)	$5,832	$—	$—

Class R6
Proceeds from shares issued	$1,956,907	$2,138,500	$972,167	$1,073,935
Distributions reinvested	9,926	28,461	50,835	24,046
Cost of shares redeemed	(1,605,445)	(1,416,338)	(665,499)	(539,564)

Change in net assets resulting from Class R6 capital transactions	$361,388	$750,623	$357,503	$558,417

Total change in net assets resulting from capital transactions	$1,258,582	$2,968,409	$362,607	$558,443

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	4,409	12,772	—	—
Reinvested	—	95	—	—
Redeemed	(2,289)	(14,443)	—	—

Change in Class A Shares	2,120	(1,576)	—	—

Class C
Issued	490	824	—	—
Reinvested	—	2	—	—
Redeemed	(236)	(725)	—	—

Change in Class C Shares	254	101	—	—

Class I
Issued	39,911	95,381	232	2
Reinvested	106	423	— (a)	—	(a)
Redeemed	(29,206)	(44,282)	(6)	—	(a)

Change in Class I Shares	10,811	51,522	226	2

Class L
Issued	16,920	33,441	—	—
Reinvested	77	255	—	—
Redeemed	(8,196)	(13,684)	—	—

Change in Class L Shares	8,801	20,012	—	—

Class R2
Issued	8	8	—	—
Reinvested	—	— (a)	—	—
Redeemed	(5)	(2)	—	—

Change in Class R2 Shares	3	6	—	—

Class R3
Issued	142	133	—	—
Reinvested	—	1	—	—
Redeemed	(77)	(46)	—	—

Change in Class R3 Shares	65	88	—	—

Class R4
Issued	22	70	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(12)	(32)	—	—

Change in Class R4 Shares	10	38	—	—

Class R5
Issued	298	754	—	—
Reinvested	2	11	—	—
Redeemed	(336)	(575)	—	—

Change in Class R5 Shares	(36)	190	—	—

Class R6
Issued	44,835	67,487	45,275	63,278
Reinvested	232	871	2,474	1,356
Redeemed	(36,492)	(43,707)	(31,196)	(31,422)

Change in Class R6 Shares	8,575	24,651	16,553	33,212

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,766	$3,883	$80,553	$169,254
Distributions reinvested	805	2,695	3,016	9,447
Cost of shares redeemed	(9,783)	(24,956)	(26,492)	(221,474)

Change in net assets resulting from Class A capital transactions	$(6,212)	$(18,378)	$57,077	$(42,773)

Class C
Proceeds from shares issued	$106	$157	$930	$1,292
Distributions reinvested	79	476	42	324
Cost of shares redeemed	(2,747)	(7,338)	(1,934)	(6,218)

Change in net assets resulting from Class C capital transactions	$(2,562)	$(6,705)	$(962)	$(4,602)

Class I
Proceeds from shares issued	$171,633	$5,175	$113,825	$268,211
Distributions reinvested	721	2,443	4,774	6,146
Cost of shares redeemed	(7,733)	(31,660)	(55,485)	(119,723)

Change in net assets resulting from Class I capital transactions	$164,621	$(24,042)	$63,114	$154,634

Class L
Proceeds from shares issued	$5,018	$11,572	$—	$—
Distributions reinvested	917	2,057	—	—
Cost of shares redeemed	(3,990)	(16,771)	—	—

Change in net assets resulting from Class L capital transactions	$1,945	$(3,142)	$—	$—

Class R2
Proceeds from shares issued	$—	$—	$3,462	$21,952
Distributions reinvested	—	—	289	59
Cost of shares redeemed	—	—	(4,565)	(1,444)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(814)	$20,567

Class R5
Proceeds from shares issued	$—	$—	$3,453	$5,313
Distributions reinvested	—	—	95	123
Cost of shares redeemed	—	—	(1,171)	(1,904)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$2,377	$3,532

Class R6
Proceeds from shares issued	$2,120	$7,681	$1,402,039	$357,449
Distributions reinvested	4,405	8,878	33,605	80,145
Cost of shares redeemed	(11,272)	(8,836)	(548,715)	(493,483)

Change in net assets resulting from Class R6 capital transactions	$(4,747)	$7,723	$886,929	$(55,889)

Total change in net assets resulting from capital transactions	$153,045	$(44,544)	$1,007,721	$75,469

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	98	171	4,099	10,373
Reinvested	31	110	155	541
Redeemed	(361)	(1,151)	(1,359)	(13,903)

Change in Class A Shares	(232)	(870)	2,895	(2,989)

Class C
Issued	5	8	50	87
Reinvested	3	22	2	20
Redeemed	(115)	(372)	(104)	(397)

Change in Class C Shares	(107)	(342)	(52)	(290)

Class I
Issued	5,544	220	5,686	16,370
Reinvested	27	97	242	346
Redeemed	(279)	(1,425)	(2,782)	(7,334)

Change in Class I Shares	5,292	(1,108)	3,146	9,382

Class L
Issued	178	539	—	—
Reinvested	34	81	—	—
Redeemed	(144)	(758)	—	—

Change in Class L Shares	68	(138)	—	—

Class R2
Issued	—	—	178	1,274
Reinvested	—	—	15	3
Redeemed	—	—	(233)	(88)

Change in Class R2 Shares	—	—	(40)	1,189

Class R5
Issued	—	—	168	306
Reinvested	—	—	5	7
Redeemed	—	—	(59)	(114)

Change in Class R5 Shares	—	—	114	199

Class R6
Issued	70	382	68,816	21,701
Reinvested	163	352	1,702	4,510
Redeemed	(397)	(394)	(27,309)	(29,522)

Change in Class R6 Shares	(164)	340	43,209	(3,311)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$114,855	$45,058	$1,110	$1,699
Distributions reinvested	1,132	45	29	5
Cost of shares redeemed	(14,998)	(28,905)	(473)	(397)

Change in net assets resulting from Class A capital transactions	$100,989	$16,198	$666	$1,307

Class C
Proceeds from shares issued	$4,647	$2,592	$81	$7
Distributions reinvested	42	—	1	1
Cost of shares redeemed	(1,859)	(5,887)	(7)	(1)

Change in net assets resulting from Class C capital transactions	$2,830	$(3,295)	$75	$7

Class I
Proceeds from shares issued	$284,632	$291,678	$27,849	$109,266
Distributions reinvested	4,249	415	2,032	1,362
Cost of shares redeemed	(85,888)	(100,152)	(56,532)	(24,658)

Change in net assets resulting from Class I capital transactions	$202,993	$191,941	$(26,651)	$85,970

Class R2
Proceeds from shares issued	$685	$851	$—	$—
Distributions reinvested	10	—	—	—
Cost of shares redeemed	(157)	(499)	—	—

Change in net assets resulting from Class R2 capital transactions	$538	$352	$—	$—

Class R5
Proceeds from shares issued	$248	$506	$—	$—	(a)
Distributions reinvested	32	9	— (a)	—	(a)
Cost of shares redeemed	(166)	(962)	—	—	(a)

Change in net assets resulting from Class R5 capital transactions	$114	$(447)	$— (a)	$—	(a)

Class R6
Proceeds from shares issued	$249,602	$289,243	$66	$—	(a)
Distributions reinvested	28,297	10,047	1	1
Cost of shares redeemed	(328,775)	(414,546)	(12)	—	(a)

Change in net assets resulting from Class R6 capital transactions	$(50,876)	$(115,256)	$55	$1

Total change in net assets resulting from capital transactions	$256,588	$89,493	$(25,855)	$87,285

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	4,336	2,122	72	117
Reinvested	45	2	2	—	(a)
Redeemed	(581)	(1,405)	(30)	(27)

Change in Class A Shares	3,800	719	44	90

Class C
Issued	178	121	6	—	(a)
Reinvested	2	—	— (a)	—	(a)
Redeemed	(72)	(292)	(1)	—	(a)

Change in Class C Shares	108	(171)	5	—	(a)

Class I
Issued	10,677	13,175	1,797	7,402
Reinvested	165	18	135	86
Redeemed	(3,205)	(4,869)	(3,777)	(1,758)

Change in Class I Shares	7,637	8,324	(1,845)	5,730

Class R2
Issued	27	42	—	—
Reinvested	— (a)	—	—	—
Redeemed	(6)	(26)	—	—

Change in Class R2 Shares	21	16	—	—

Class R5
Issued	9	23	—	—
Reinvested	1	1	— (a)	—	(a)
Redeemed	(6)	(44)	—	—

Change in Class R5 Shares	4	(20)	— (a)	—	(a)

Class R6
Issued	9,311	13,486	4	—
Reinvested	1,099	444	— (a)	1
Redeemed	(12,423)	(18,953)	(1)	—

Change in Class R6 Shares	(2,013)	(5,023)	3	1

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Value Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,088	$204,761	$16,925	$21,982
Distributions reinvested	389	5,420	4,095	7,043
Cost of shares redeemed	(20,179)	(359,092)	(17,465)	(43,855)

Change in net assets resulting from Class A capital transactions	$(18,702)	$(148,911)	$3,555	$(14,830)

Class C
Proceeds from shares issued	$—	$—	$70	$250
Distributions reinvested	—	—	104	270
Cost of shares redeemed	—	—	(1,402)	(3,916)

Change in net assets resulting from Class C capital transactions	$—	$—	$(1,228)	$(3,396)

Class I
Proceeds from shares issued	$60,016	$542,183	$3,047	$5,772
Distributions reinvested	10,212	6,822	829	1,679
Cost of shares redeemed	(202,213)	(236,810)	(6,860)	(15,094)

Change in net assets resulting from Class I capital transactions	$(131,985)	$312,195	$(2,984)	$(7,643)

Class L
Proceeds from shares issued	$—	$—	$2,239	$1,161
Distributions reinvested	—	—	179	569
Cost of shares redeemed	—	—	(1,222)	(20,800)

Change in net assets resulting from Class L capital transactions	$—	$—	$1,196	$(19,070)

Class R2
Proceeds from shares issued	$—	$—	$134	$151
Distributions reinvested	—	—	11	17
Cost of shares redeemed	—	—	(92)	(319)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$53	$(151)

Class R5
Proceeds from shares issued	$—	$—	$17	$42
Distributions reinvested	—	—	3	4
Cost of shares redeemed	—	—	(60)	(36)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(40)	$10

Class R6
Proceeds from shares issued	$155,499	$899,967	$21,890	$45,862
Distributions reinvested	95,880	143,050	3,621	5,075
Cost of shares redeemed	(1,248,857)	(595,162)	(26,865)	(44,281)

Change in net assets resulting from Class R6 capital transactions	$(997,478)	$447,855	$(1,354)	$6,656

Total change in net assets resulting from capital transactions	$(1,148,165)	$611,139	$(802)	$(38,424)

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Value Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	58	13,389	1,380	2,106
Reinvested	21	298	356	572
Redeemed	(1,111)	(22,291)	(1,467)	(4,229)

Change in Class A Shares	(1,032)	(8,604)	269	(1,551)

Class C
Issued	—	—	5	24
Reinvested	—	—	10	23
Redeemed	—	—	(121)	(379)

Change in Class C Shares	—	—	(106)	(332)

Class I
Issued	3,139	33,409	238	509
Reinvested	540	371	70	133
Redeemed	(10,564)	(14,565)	(556)	(1,512)

Change in Class I Shares	(6,885)	19,215	(248)	(870)

Class L
Issued	—	—	173	105
Reinvested	—	—	15	46
Redeemed	—	—	(98)	(2,000)

Change in Class L Shares	—	—	90	(1,849)

Class R2
Issued	—	—	12	15
Reinvested	—	—	1	1
Redeemed	—	—	(9)	(32)

Change in Class R2 Shares	—	—	4	(16)

Class R5
Issued	—	—	2	5
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(5)	(4)

Change in Class R5 Shares	—	—	(3)	1

Class R6
Issued	7,966	53,807	1,778	4,448
Reinvested	5,089	7,817	310	407
Redeemed	(64,537)	(35,464)	(2,215)	(4,069)

Change in Class R6 Shares	(51,482)	26,160	(127)	786

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$36.44	$(0.10)	$6.28	$6.18	$—
Year Ended October 31, 2020	30.07	(0.02)	6.56	6.54	(0.17)
Year Ended October 31, 2019	23.84	0.19	6.16	6.35	(0.12)
Year Ended October 31, 2018	27.58	0.14	(3.84)	(3.70)	(0.04)
Year Ended October 31, 2017	21.79	0.09	5.80	5.89	(0.10)
Year Ended October 31, 2016	19.53	0.09	2.28	2.37	(0.11)

Class C
Six Months Ended April 30, 2021 (Unaudited)	35.20	(0.20)	6.07	5.87	—
Year Ended October 31, 2020	29.07	(0.18)	6.35	6.17	(0.04)
Year Ended October 31, 2019	23.08	0.04	5.98	6.02	(0.03)
Year Ended October 31, 2018	26.80	0.02	(3.74)	(3.72)	— (f)
Year Ended October 31, 2017	21.18	(0.04)	5.67	5.63	(0.01)
Year Ended October 31, 2016	18.96	(0.01)	2.23	2.22	—

Class I
Six Months Ended April 30, 2021 (Unaudited)	37.34	(0.05)	6.43	6.38	(0.04)
Year Ended October 31, 2020	30.79	0.05	6.75	6.80	(0.25)
Year Ended October 31, 2019	24.45	0.27	6.29	6.56	(0.22)
Year Ended October 31, 2018	28.29	0.24	(3.96)	(3.72)	(0.12)
Year Ended October 31, 2017	22.33	0.16	5.94	6.10	(0.14)
Year Ended October 31, 2016	19.98	0.13	2.35	2.48	(0.13)

Class L
Six Months Ended April 30, 2021 (Unaudited)	37.64	(0.03)	6.49	6.46	(0.06)
Year Ended October 31, 2020	31.03	0.08	6.80	6.88	(0.27)
Year Ended October 31, 2019	24.63	0.29	6.35	6.64	(0.24)
Year Ended October 31, 2018	28.49	0.26	(3.99)	(3.73)	(0.13)
Year Ended October 31, 2017	22.49	0.21	5.96	6.17	(0.17)
Year Ended October 31, 2016	20.15	0.17	2.35	2.52	(0.18)

Class R2
Six Months Ended April 30, 2021 (Unaudited)	36.06	(0.16)	6.21	6.05	—
Year Ended October 31, 2020	29.78	(0.13)	6.52	6.39	(0.11)
Year Ended October 31, 2019	23.73	0.08	6.13	6.21	(0.16)
Year Ended October 31, 2018	27.57	0.07	(3.83)	(3.76)	(0.08)
July 31, 2017 (g) through October 31, 2017	26.40	(0.01)	1.18	1.17	—

Class R3
Six Months Ended April 30, 2021 (Unaudited)	36.25	(0.12)	6.26	6.14	—
Year Ended October 31, 2020	29.96	(0.05)	6.55	6.50	(0.21)
Year Ended October 31, 2019	23.78	0.25	6.06	6.31	(0.13)
Year Ended October 31, 2018	27.59	0.22	(3.92)	(3.70)	(0.11)
July 31, 2017 (g) through October 31, 2017	26.40	0.01	1.18	1.19	—

Class R4
Six Months Ended April 30, 2021 (Unaudited)	37.20	(0.06)	6.42	6.36	(0.02)
Year Ended October 31, 2020	30.68	0.04	6.70	6.74	(0.22)
Year Ended October 31, 2019	24.42	0.27	6.25	6.52	(0.26)
Year Ended October 31, 2018	28.28	0.18	(3.91)	(3.73)	(0.13)
July 31, 2017 (g) through October 31, 2017	27.05	0.02	1.21	1.23	—

Class R5
Six Months Ended April 30, 2021 (Unaudited)	37.56	(0.03)	6.47	6.44	(0.05)
Year Ended October 31, 2020	30.96	0.08	6.78	6.86	(0.26)
Year Ended October 31, 2019	24.60	0.31	6.31	6.62	(0.26)
Year Ended October 31, 2018	28.47	0.39	(4.11)	(3.72)	(0.15)
Year Ended October 31, 2017	22.49	0.15	6.01	6.16	(0.18)
September 9, 2016 (g) through October 31, 2016	22.40	0.01	0.08	0.09	—

Class R6
Six Months Ended April 30, 2021 (Unaudited)	37.61	(0.01)	6.48	6.47	(0.08)
Year Ended October 31, 2020	31.00	0.12	6.78	6.90	(0.29)
Year Ended October 31, 2019	24.60	0.31	6.35	6.66	(0.26)
Year Ended October 31, 2018	28.46	0.29	(3.99)	(3.70)	(0.16)
Year Ended October 31, 2017	22.46	0.21	5.98	6.19	(0.19)
Year Ended October 31, 2016	20.13	0.19	2.35	2.54	(0.21)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$42.62	16.96%	$766,529	1.24%	(0.48)%	1.30%	15%
36.44	21.84	578,112	1.24	(0.06)	1.33	15
30.07	26.77	524,357	1.24	0.69	1.47	34
23.84	(13.44)	369,490	1.24	0.51	1.52	13
27.58	27.22	525,451	1.35	0.36	1.58	22
21.79	12.25	411,713	1.44	0.44	1.76	23

41.07	16.68	94,860	1.73	(0.98)	1.79	15
35.20	21.24	72,364	1.74	(0.58)	1.83	15
29.07	26.12	56,830	1.74	0.15	1.98	34
23.08	(13.87)	43,612	1.74	0.06	2.02	13
26.80	26.58	48,497	1.85	(0.15)	2.09	22
21.18	11.71	39,568	1.95	(0.06)	2.26	23

43.68	17.09	5,170,999	0.99	(0.23)	1.04	15
37.34	22.19	4,016,180	0.99	0.15	1.07	15
30.79	27.04	1,725,882	0.99	0.94	1.21	34
24.45	(13.23)	773,142	0.99	0.84	1.26	13
28.29	27.54	629,451	1.10	0.62	1.30	22
22.33	12.51	301,959	1.20	0.66	1.43	23

44.04	17.17	2,584,295	0.88	(0.13)	0.89	15
37.64	22.29	1,877,489	0.89	0.25	0.92	15
31.03	27.20	926,781	0.89	1.00	1.06	34
24.63	(13.16)	475,997	0.89	0.91	1.11	13
28.49	27.72	430,860	0.95	0.84	1.14	22
22.49	12.71	390,647	1.04	0.84	1.22	23

42.11	16.78	591	1.53	(0.78)	1.74	15
36.06	21.51	414	1.54	(0.41)	2.00	15
29.78	26.35	145	1.54	0.31	2.26	34
23.73	(13.69)	95	1.54	0.26	2.04	13
27.57	4.43	21	1.60	(0.17)	1.80	22

42.39	16.94	9,515	1.29	(0.55)	1.29	15
36.25	21.80	5,797	1.29	(0.15)	1.33	15
29.96	26.67	2,151	1.29	0.90	1.49	34
23.78	(13.49)	341	1.29	0.81	1.59	13
27.59	4.51	21	1.35	0.08	1.55	22

43.54	17.10	3,931	1.04	(0.29)	1.05	15
37.20	22.09	2,962	1.04	0.12	1.08	15
30.68	26.98	1,300	1.04	0.94	1.23	34
24.42	(13.25)	26	1.04	0.63	1.62	13
28.28	4.55	21	1.10	0.33	1.30	22

43.95	17.16	66,215	0.89	(0.15)	0.90	15
37.56	22.29	57,909	0.89	0.26	0.93	15
30.96	27.19	41,872	0.89	1.08	1.08	34
24.60	(13.14)	1,672	0.89	1.37	1.11	13
28.47	27.72	217	0.95	0.58	3.36	22
22.49	0.40	20	0.90	0.28	1.08	23

44.00	17.21	5,770,018	0.79	(0.04)	0.79	15
37.61	22.39	4,608,998	0.79	0.37	0.82	15
31.00	27.36	3,034,359	0.79	1.09	0.96	34
24.60	(13.08)	2,936,830	0.79	1.00	1.01	13
28.46	27.87	2,813,349	0.85	0.85	1.01	22
22.46	12.83	1,980,671	0.94	0.96	1.08	23

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Six Months Ended April 30, 2021 (Unaudited)	$18.11	$0.12	$4.11	$4.23	$(0.31)	$—	$(0.31)
Year Ended October 31, 2020	16.78	0.33	1.04	1.37	—	(0.04)	(0.04)
January 30, 2019 (f) through October 31, 2019	16.22	0.31	0.25	0.56	—	—	—

Class R6
Six Months Ended April 30, 2021 (Unaudited)	18.01	0.11	4.11	4.22	(0.31)	—	(0.31)
Year Ended October 31, 2020	16.80	0.31	1.07	1.38	(0.13)	(0.04)	(0.17)
December 11, 2018 (h) through October 31, 2019	15.00	0.42	1.46	1.88	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$22.03	23.45%	$5,015	0.45%		1.13%		0.79%		36%
18.11	8.15	33	0.45		1.98		1.39		47
16.78	3.45	5	0.44	(g)	2.52	(g)	0.70	(g)	28

21.92	23.57	3,818,208	0.35		1.06		0.39		36
18.01	8.22	2,840,309	0.35		1.87		0.41		47
16.80	12.60	2,090,569	0.34	(g)	2.90	(g)	0.46	(g)	28

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Europe Dynamic Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$21.64	$0.18	$8.29	$8.47	$(0.27)
Year Ended October 31, 2020	24.25	0.25	(2.16)	(1.91)	(0.70)
Year Ended October 31, 2019	23.01	0.61	1.18	1.79	(0.55)
Year Ended October 31, 2018	27.04	0.42	(4.08)	(3.66)	(0.37)
Year Ended October 31, 2017	21.94	0.37	5.15	5.52	(0.42)
Year Ended October 31, 2016	24.41	0.37	(2.55)	(2.18)	(0.29)

Class C
Six Months Ended April 30, 2021 (Unaudited)	19.10	0.09	7.33	7.42	(0.15)
Year Ended October 31, 2020	21.47	0.12	(1.91)	(1.79)	(0.58)
Year Ended October 31, 2019	20.39	0.44	1.06	1.50	(0.42)
Year Ended October 31, 2018	24.00	0.25	(3.62)	(3.37)	(0.24)
Year Ended October 31, 2017	19.52	0.23	4.58	4.81	(0.33)
Year Ended October 31, 2016	21.77	0.23	(2.27)	(2.04)	(0.21)

Class I
Six Months Ended April 30, 2021 (Unaudited)	22.10	0.21	8.46	8.67	(0.33)
Year Ended October 31, 2020	24.75	0.31	(2.19)	(1.88)	(0.77)
Year Ended October 31, 2019	23.48	0.67	1.21	1.88	(0.61)
Year Ended October 31, 2018	27.60	0.49	(4.17)	(3.68)	(0.44)
Year Ended October 31, 2017	22.37	0.46	5.25	5.71	(0.48)
Year Ended October 31, 2016	24.83	0.44	(2.59)	(2.15)	(0.31)

Class L
Six Months Ended April 30, 2021 (Unaudited)	22.38	0.25	8.56	8.81	(0.37)
Year Ended October 31, 2020	25.05	0.35	(2.23)	(1.88)	(0.79)
Year Ended October 31, 2019	23.70	0.65	1.27	1.92	(0.57)
Year Ended October 31, 2018	27.85	0.51	(4.18)	(3.67)	(0.48)
Year Ended October 31, 2017	22.61	0.52	5.27	5.79	(0.55)
Year Ended October 31, 2016	25.13	0.49	(2.60)	(2.11)	(0.41)

Class R6
Six Months Ended April 30, 2021 (Unaudited)	22.29	0.26	8.52	8.78	(0.39)
Year Ended October 31, 2020	24.96	0.37	(2.22)	(1.85)	(0.82)
Year Ended October 31, 2019	23.70	0.75	1.19	1.94	(0.68)
October 1, 2018 (f) through October 31, 2018	26.32	0.01	(2.63)	(2.62)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$29.84	39.31%	$88,051	1.24%	1.33%	1.28%	56%
21.64	(8.21)	68,882	1.24	1.09	1.28	159
24.25	8.14	98,294	1.24	2.67	1.31	83
23.01	(13.72)	124,681	1.24	1.58	1.29	149
27.04	25.65	165,020	1.36	1.52	1.36	189
21.94	(8.98)	162,767	1.42	1.66	1.43	142

26.37	38.93	12,479	1.74	0.78	1.78	56
19.10	(8.68)	11,082	1.74	0.59	1.77	159
21.47	7.64	19,798	1.74	2.15	1.80	83
20.39	(14.18)	31,125	1.74	1.08	1.79	149
24.00	25.02	46,615	1.85	1.07	1.86	189
19.52	(9.42)	50,152	1.91	1.16	1.92	142

30.44	39.43	233,882	0.99	1.53	1.02	56
22.10	(7.98)	52,841	0.99	1.33	1.01	159
24.75	8.44	86,582	0.99	2.86	1.05	83
23.48	(13.53)	139,858	0.99	1.84	1.04	149
27.60	26.06	187,678	1.06	1.85	1.07	189
22.37	(8.73)	145,080	1.10	1.95	1.10	142

30.82	39.58	78,629	0.86	1.77	0.86	56
22.38	(7.86)	55,597	0.85	1.49	0.86	159
25.05	8.49	65,686	0.89	2.77	0.90	83
23.70	(13.41)	389,665	0.88	1.88	0.89	149
27.85	26.22	578,183	0.90	2.07	0.91	189
22.61	(8.48)	424,388	0.90	2.16	0.90	142

30.68	39.64	339,603	0.76	1.84	0.76	56
22.29	(7.79)	250,426	0.75	1.61	0.76	159
24.96	8.65	271,885	0.79	3.17	0.79	83
23.70	(9.95)	18	0.82	0.67	0.83	149

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$16.47	$0.14	$4.18	$4.32	$(0.18)	$—	$(0.18)
Year Ended October 31, 2020	17.27	0.19	(0.49)	(0.30)	(0.50)	—	(0.50)
Year Ended October 31, 2019	15.56	0.33	1.89	2.22	(0.33)	(0.18)	(0.51)
Year Ended October 31, 2018	17.81	0.33	(2.33)	(2.00)	(0.25)	—	(0.25)
Year Ended October 31, 2017	14.24	0.22	3.39	3.61	(0.04)	—	(0.04)
Year Ended October 31, 2016	14.75	0.22	(0.51)	(0.29)	(0.22)	—	(0.22)

Class C
Six Months Ended April 30, 2021 (Unaudited)	15.53	0.07	3.96	4.03	(0.07)	—	(0.07)
Year Ended October 31, 2020	16.29	0.09	(0.45)	(0.36)	(0.40)	—	(0.40)
Year Ended October 31, 2019	14.68	0.23	1.80	2.03	(0.24)	(0.18)	(0.42)
Year Ended October 31, 2018	16.83	0.25	(2.23)	(1.98)	(0.17)	—	(0.17)
Year Ended October 31, 2017	13.50	0.12	3.22	3.34	(0.01)	—	(0.01)
Year Ended October 31, 2016	14.02	0.13	(0.47)	(0.34)	(0.18)	—	(0.18)

Class I
Six Months Ended April 30, 2021 (Unaudited)	16.76	0.17	4.25	4.42	(0.23)	—	(0.23)
Year Ended October 31, 2020	17.56	0.21	(0.47)	(0.26)	(0.54)	—	(0.54)
Year Ended October 31, 2019	15.82	0.36	1.93	2.29	(0.37)	(0.18)	(0.55)
Year Ended October 31, 2018	18.09	0.41	(2.40)	(1.99)	(0.28)	—	(0.28)
Year Ended October 31, 2017	14.45	0.26	3.44	3.70	(0.06)	—	(0.06)
Year Ended October 31, 2016	14.95	0.24	(0.48)	(0.24)	(0.26)	—	(0.26)

Class R2
Six Months Ended April 30, 2021 (Unaudited)	16.31	0.10	4.14	4.24	(0.22)	—	(0.22)
Year Ended October 31, 2020	17.14	0.13	(0.48)	(0.35)	(0.48)	—	(0.48)
Year Ended October 31, 2019	15.44	0.28	1.88	2.16	(0.28)	(0.18)	(0.46)
Year Ended October 31, 2018	17.70	0.29	(2.33)	(2.04)	(0.22)	—	(0.22)
Year Ended October 31, 2017	14.17	0.17	3.38	3.55	(0.02)	—	(0.02)
Year Ended October 31, 2016	14.69	0.18	(0.50)	(0.32)	(0.20)	—	(0.20)

Class R5
Six Months Ended April 30, 2021 (Unaudited)	16.85	0.19	4.26	4.45	(0.25)	—	(0.25)
Year Ended October 31, 2020	17.60	0.24	(0.48)	(0.24)	(0.51)	—	(0.51)
Year Ended October 31, 2019	15.85	0.38	1.94	2.32	(0.39)	(0.18)	(0.57)
Year Ended October 31, 2018	18.13	0.41	(2.40)	(1.99)	(0.29)	—	(0.29)
Year Ended October 31, 2017	14.47	0.21	3.52	3.73	(0.07)	—	(0.07)
Year Ended October 31, 2016	14.97	0.27	(0.49)	(0.22)	(0.28)	—	(0.28)

Class R6
Six Months Ended April 30, 2021 (Unaudited)	16.81	0.20	4.25	4.45	(0.26)	—	(0.26)
Year Ended October 31, 2020	17.61	0.26	(0.49)	(0.23)	(0.57)	—	(0.57)
Year Ended October 31, 2019	15.86	0.40	1.93	2.33	(0.40)	(0.18)	(0.58)
Year Ended October 31, 2018	18.13	0.43	(2.39)	(1.96)	(0.31)	—	(0.31)
Year Ended October 31, 2017	14.46	0.29	3.46	3.75	(0.08)	—	(0.08)
Year Ended October 31, 2016	14.97	0.29	(0.51)	(0.22)	(0.29)	—	(0.29)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c) (d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$20.61	26.31%	$389,716	0.95%	1.43%	1.11%	26%
16.47	(1.88)	263,791	0.95	1.17	1.12	28
17.27	14.93	328,312	0.95	2.03	1.22	25
15.56	(11.42)	240,394	0.95	1.88	1.32	33
17.81	25.43	302,130	1.23	1.39	1.35	17
14.24	(1.83)	216,932	1.31	1.62	1.49	11

19.49	25.99	10,740	1.45	0.80	1.62	26
15.53	(2.38)	9,358	1.45	0.61	1.62	28
16.29	14.39	14,549	1.45	1.51	1.74	25
14.68	(11.89)	18,899	1.45	1.48	1.83	33
16.83	24.79	24,281	1.74	0.83	1.88	17
13.50	(2.31)	22,235	1.81	0.97	2.06	11

20.95	26.48	490,044	0.70	1.68	0.86	26
16.76	(1.64)	339,416	0.70	1.26	0.86	28
17.56	15.20	190,885	0.70	2.22	0.96	25
15.82	(11.20)	179,831	0.70	2.30	1.06	33
18.09	25.69	139,715	0.99	1.59	1.10	17
14.45	(1.50)	94,362	1.06	1.69	1.24	11

20.33	26.10	25,835	1.25	1.03	1.45	26
16.31	(2.21)	21,379	1.25	0.79	1.37	28
17.14	14.58	2,099	1.25	1.75	1.57	25
15.44	(11.68)	1,833	1.25	1.64	1.60	33
17.70	25.12	2,096	1.49	1.07	1.71	17
14.17	(2.08)	1,461	1.56	1.28	1.95	11

21.05	26.49	11,124	0.60	1.86	0.71	26
16.85	(1.52)	6,970	0.60	1.41	0.72	28
17.60	15.38	3,778	0.60	2.31	0.83	25
15.85	(11.16)	19,516	0.60	2.31	0.91	33
18.13	25.88	21,891	0.84	1.36	0.93	17
14.47	(1.34)	58,836	0.86	1.93	1.02	11

21.00	26.57	3,768,339	0.50	1.99	0.60	26
16.81	(1.46)	2,290,008	0.50	1.56	0.61	28
17.61	15.50	2,457,383	0.50	2.46	0.72	25
15.86	(11.04)	3,808,621	0.50	2.42	0.81	33
18.13	26.04	3,516,978	0.74	1.84	0.81	17
14.46	(1.36)	3,030,640	0.81	2.05	0.91	11

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Focus Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$22.07	$0.21		$5.04	$5.25	$(0.19)
Year Ended October 31, 2020	21.15	0.18		0.75	0.93	(0.01)
Year Ended October 31, 2019	18.24	0.26		3.02	3.28	(0.37)
Year Ended October 31, 2018	21.14	0.36		(3.13)	(2.77)	(0.13)
Year Ended October 31, 2017	17.24	0.16		4.09	4.25	(0.35)
Year Ended October 31, 2016	17.61	0.22	(f)	(0.55)	(0.33)	(0.04)

Class C
Six Months Ended April 30, 2021 (Unaudited)	21.68	0.12		4.97	5.09	(0.06)
Year Ended October 31, 2020	20.86	0.07		0.75	0.82	—
Year Ended October 31, 2019	17.98	0.16		2.97	3.13	(0.25)
Year Ended October 31, 2018	20.90	0.26		(3.09)	(2.83)	(0.09)
Year Ended October 31, 2017	17.04	0.05		4.06	4.11	(0.25)
Year Ended October 31, 2016	17.45	0.13	(f)	(0.53)	(0.40)	(0.01)

Class I
Six Months Ended April 30, 2021 (Unaudited)	22.39	0.23		5.12	5.35	(0.25)
Year Ended October 31, 2020	21.43	0.23		0.78	1.01	(0.05)
Year Ended October 31, 2019	18.49	0.31		3.04	3.35	(0.41)
Year Ended October 31, 2018	21.41	0.44		(3.19)	(2.75)	(0.17)
Year Ended October 31, 2017	17.45	0.23		4.13	4.36	(0.40)
Year Ended October 31, 2016	17.71	0.24	(f)	(0.50)	(0.26)	—

Class R2
Six Months Ended April 30, 2021 (Unaudited)	21.85	0.15		5.01	5.16	(0.13)
Year Ended October 31, 2020	20.99	0.13		0.73	0.86	—
Year Ended October 31, 2019	18.14	0.21		2.98	3.19	(0.34)
Year Ended October 31, 2018	21.11	0.35		(3.17)	(2.82)	(0.15)
Year Ended October 31, 2017	17.21	0.06		4.14	4.20	(0.30)
Year Ended October 31, 2016	17.57	0.15	(f)	(0.51)	(0.36)	—

Class R5
Six Months Ended April 30, 2021 (Unaudited)	22.38	0.22		5.14	5.36	(0.26)
Year Ended October 31, 2020	21.42	0.25		0.78	1.03	(0.07)
Year Ended October 31, 2019	18.49	0.34		3.03	3.37	(0.44)
Year Ended October 31, 2018	21.39	0.53		(3.25)	(2.72)	(0.18)
Year Ended October 31, 2017	17.44	0.20		4.17	4.37	(0.42)
Year Ended October 31, 2016	17.75	0.27	(f)	(0.52)	(0.25)	(0.06)

Class R6
Six Months Ended April 30, 2021 (Unaudited)	22.40	0.23		5.14	5.37	(0.28)
Year Ended October 31, 2020	21.44	0.28		0.77	1.05	(0.09)
Year Ended October 31, 2019	18.50	0.27		3.13	3.40	(0.46)
Year Ended October 31, 2018	21.40	0.44		(3.16)	(2.72)	(0.18)
Year Ended October 31, 2017	17.45	0.26		4.12	4.38	(0.43)
Year Ended October 31, 2016	17.76	0.29	(f)	(0.52)	(0.23)	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$27.13	23.83%	$269,643	1.00%	1.59%		1.22%	19%
22.07	4.39	135,527	1.00	0.86		1.22	38
21.15	18.41	114,629	1.00	1.33		1.32	34
18.24	(13.20)	84,325	1.00	1.75		1.38	63
21.14	25.16	67,684	1.24	0.83		1.46	38
17.24	(1.86)	14,034	1.24	1.28	(f)	1.61	51

26.71	23.49	21,917	1.50	0.92		1.72	19
21.68	3.93	15,463	1.50	0.32		1.73	38
20.86	17.73	18,447	1.50	0.83		1.84	34
17.98	(13.60)	22,532	1.50	1.29		1.89	63
20.90	24.51	14,534	1.74	0.27		2.00	38
17.04	(2.28)	4,626	1.74	0.75	(f)	2.14	51

27.49	23.96	666,701	0.75	1.76		0.96	19
22.39	4.71	372,068	0.75	1.05		0.96	38
21.43	18.62	177,764	0.75	1.57		1.08	34
18.49	(12.96)	189,061	0.75	2.09		1.13	63
21.41	25.60	131,356	0.89	1.14		1.19	38
17.45	(1.47)	9,929	0.89	1.41	(f)	1.35	51

26.88	23.65	2,334	1.30	1.15		1.47	19
21.85	4.10	1,441	1.30	0.61		1.51	38
20.99	18.01	1,049	1.30	1.05		1.74	34
18.14	(13.46)	773	1.30	1.70		1.72	63
21.11	24.85	97	1.49	0.31		2.79	38
17.21	(2.05)	20	1.49	0.87	(f)	4.37	51

27.48	24.02	3,525	0.65	1.69		0.87	19
22.38	4.79	2,772	0.65	1.16		0.88	38
21.42	18.76	3,082	0.65	1.71		1.04	34
18.49	(12.84)	3,341	0.65	2.56		1.07	63
21.39	25.67	90	0.79	1.01		2.44	38
17.44	(1.38)	20	0.80	1.57	(f)	3.59	51

27.49	24.06	2,736,376	0.55	1.77		0.70	19
22.40	4.89	2,274,399	0.55	1.31		0.71	38
21.44	18.95	2,284,670	0.55	1.32		0.77	34
18.50	(12.81)	175,198	0.55	2.12		0.87	63
21.40	25.72	143,868	0.74	1.37		0.95	38
17.45	(1.29)	81,146	0.74	1.70	(f)	1.02	51

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Hedged Equity Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$14.12	$0.17	$1.87	$2.04	$(0.27)
Year Ended October 31, 2020	15.58	0.27	(1.49)	(1.22)	(0.24)
March 15, 2019 (f) through October 31, 2019	15.00	0.19	0.39	0.58	—

Class C
Six Months Ended April 30, 2021 (Unaudited)	14.06	0.14	1.85	1.99	(0.17)
Year Ended October 31, 2020	15.53	0.20	(1.50)	(1.30)	(0.17)
March 15, 2019 (f) through October 31, 2019	15.00	0.16	0.37	0.53	—

Class I
Six Months Ended April 30, 2021 (Unaudited)	14.18	0.17	1.90	2.07	(0.28)
Year Ended October 31, 2020	15.61	0.31	(1.50)	(1.19)	(0.24)
March 15, 2019 (f) through October 31, 2019	15.00	0.32	0.29	0.61	—

Class R5
Six Months Ended April 30, 2021 (Unaudited)	14.20	0.18	1.90	2.08	(0.30)
Year Ended October 31, 2020	15.62	0.31	(1.48)	(1.17)	(0.25)
March 15, 2019 (f) through October 31, 2019	15.00	0.34	0.28	0.62	—

Class R6
Six Months Ended April 30, 2021 (Unaudited)	14.22	0.23	1.86	2.09	(0.32)
Year Ended October 31, 2020	15.63	0.34	(1.49)	(1.15)	(0.26)
March 15, 2019 (f) through October 31, 2019	15.00	0.35	0.28	0.63	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$15.89	14.54%	$2,460	0.85%		2.22%		1.06%		18%
14.12	(8.02)	1,573	0.85		1.84		1.30		85
15.58	3.87	330	0.85	(g)	1.95	(g)	1.31	(g)	9

15.88	14.22	207	1.35		1.81		1.57		18
14.06	(8.47)	115	1.35		1.34		1.81		85
15.53	3.53	119	1.35	(g)	1.73	(g)	1.92	(g)	9

15.97	14.72	123,154	0.60		2.22		0.80		18
14.18	(7.78)	135,542	0.60		2.12		1.03		85
15.61	4.07	59,751	0.60	(g)	3.38	(g)	1.19	(g)	9

15.98	14.77	22	0.45		2.39		0.73		18
14.20	(7.68)	19	0.45		2.08		1.04		85
15.62	4.13	21	0.45	(g)	3.59	(g)	1.03	(g)	9

15.99	14.80	79	0.35		2.93		0.60		18
14.22	(7.53)	19	0.35		2.33		0.94		85
15.63	4.20	21	0.35	(g)	3.69	(g)	0.93	(g)	9

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Research Enhanced Equity Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$15.84	$0.22		$4.31	$4.53	$(0.17)	$—	$(0.17)
Year Ended October 31, 2020	17.93	0.36		(1.96)	(1.60)	(0.49)	—	(0.49)
Year Ended October 31, 2019	16.79	0.51		1.15	1.66	(0.52)	—	(0.52)
Year Ended October 31, 2018	18.76	0.45		(2.04)	(1.59)	(0.19)	(0.19)	(0.38)
Year Ended October 31, 2017	15.54	0.34		3.23	3.57	(0.35)	—	(0.35)
Year Ended October 31, 2016	16.54	0.40	(f)	(0.89)	(0.49)	(0.36)	(0.15)	(0.51)

Class I
Six Months Ended April 30, 2021 (Unaudited)	16.05	0.24		4.37	4.61	(0.36)	—	(0.36)
Year Ended October 31, 2020	18.17	0.36		(1.94)	(1.58)	(0.54)	—	(0.54)
Year Ended October 31, 2019	17.01	0.56		1.16	1.72	(0.56)	—	(0.56)
Year Ended October 31, 2018	18.92	0.35		(1.91)	(1.56)	(0.16)	(0.19)	(0.35)
Year Ended October 31, 2017	15.68	0.41		3.23	3.64	(0.40)	—	(0.40)
Year Ended October 31, 2016	16.70	0.46	(f)	(0.92)	(0.46)	(0.41)	(0.15)	(0.56)

Class R6
Six Months Ended April 30, 2021 (Unaudited)	16.00	0.25		4.35	4.60	(0.37)	—	(0.37)
Year Ended October 31, 2020	18.11	0.39		(1.94)	(1.55)	(0.56)	—	(0.56)
Year Ended October 31, 2019	16.97	0.57		1.16	1.73	(0.59)	—	(0.59)
November 1, 2017 (g) through October 31, 2018	18.98	0.56		(2.16)	(1.60)	(0.22)	(0.19)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$20.20	28.69%	$45,609	0.60%	2.34%		0.88%	10%
15.84	(9.26)	52,118	0.60	2.21		0.83	52
17.93	10.39	213,256	0.60	3.00		0.83	22
16.79	(8.66)	203,437	0.60	2.40		0.84	42
18.76	23.41	298,112	0.59	1.98		0.90	33
15.54	(2.94)	69,626	0.60	2.60	(f)	1.02	24

20.30	28.86	457,832	0.35	2.49		0.56	10
16.05	(9.05)	472,455	0.34	2.15		0.56	52
18.17	10.65	185,680	0.35	3.28		0.56	22
17.01	(8.42)	152,610	0.35	1.85		0.56	42
18.92	23.71	4,740,590	0.34	2.37		0.58	33
15.68	(2.72)	1,241,856	0.34	2.98	(f)	0.59	24

20.23	28.92	4,443,524	0.25	2.62		0.30	10
16.00	(8.96)	4,337,776	0.24	2.35		0.30	52
18.11	10.78	4,435,538	0.25	3.37		0.31	22
16.97	(8.60)	4,344,571	0.25	3.00		0.32	42

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$9.46	$0.18	$3.69	$3.87	$(0.32)
Year Ended October 31, 2020	12.22	0.28	(2.55)	(2.27)	(0.49)
Year Ended October 31, 2019	12.44	0.44	(0.20)	0.24	(0.46)
Year Ended October 31, 2018	14.26	0.36	(1.87)	(1.51)	(0.31)
Year Ended October 31, 2017	12.23	0.22	2.50	2.72	(0.69)
Year Ended October 31, 2016	13.02	0.23	(0.88)	(0.65)	(0.14)

Class C
Six Months Ended April 30, 2021 (Unaudited)	9.14	0.13	3.58	3.71	(0.24)
Year Ended October 31, 2020	11.81	0.21	(2.47)	(2.26)	(0.41)
Year Ended October 31, 2019	12.02	0.36	(0.18)	0.18	(0.39)
Year Ended October 31, 2018	13.78	0.28	(1.82)	(1.54)	(0.22)
Year Ended October 31, 2017	11.88	0.15	2.42	2.57	(0.67)
Year Ended October 31, 2016	12.65	0.17	(0.87)	(0.70)	(0.07)

Class I
Six Months Ended April 30, 2021 (Unaudited)	9.72	0.19	3.79	3.98	(0.34)
Year Ended October 31, 2020	12.54	0.31	(2.61)	(2.30)	(0.52)
Year Ended October 31, 2019	12.76	0.48	(0.20)	0.28	(0.50)
Year Ended October 31, 2018	14.62	0.41	(1.92)	(1.51)	(0.35)
Year Ended October 31, 2017	12.57	0.28	2.55	2.83	(0.78)
Year Ended October 31, 2016	13.37	0.28	(0.91)	(0.63)	(0.17)

Class L
Six Months Ended April 30, 2021 (Unaudited)	9.66	0.20	3.77	3.97	(0.34)
Year Ended October 31, 2020	12.47	0.30	(2.58)	(2.28)	(0.53)
Year Ended October 31, 2019	12.70	0.46	(0.17)	0.29	(0.52)
Year Ended October 31, 2018	14.55	0.41	(1.90)	(1.49)	(0.36)
Year Ended October 31, 2017	12.50	0.27	2.57	2.84	(0.79)
Year Ended October 31, 2016	13.29	0.31	(0.93)	(0.62)	(0.17)

Class R2
Six Months Ended April 30, 2021 (Unaudited)	9.29	0.16	3.62	3.78	(0.28)
Year Ended October 31, 2020	11.96	0.24	(2.51)	(2.27)	(0.40)
Year Ended October 31, 2019	12.20	0.40	(0.20)	0.20	(0.44)
Year Ended October 31, 2018	14.01	0.31	(1.84)	(1.53)	(0.28)
Year Ended October 31, 2017	12.04	0.19	2.46	2.65	(0.68)
Year Ended October 31, 2016	12.83	0.19	(0.87)	(0.68)	(0.11)

Class R5
Six Months Ended April 30, 2021 (Unaudited)	9.60	0.16	3.79	3.95	(0.36)
Year Ended October 31, 2020	12.40	0.33	(2.59)	(2.26)	(0.54)
Year Ended October 31, 2019	12.65	0.49	(0.21)	0.28	(0.53)
Year Ended October 31, 2018	14.51	0.42	(1.91)	(1.49)	(0.37)
Year Ended October 31, 2017	12.51	0.23	2.59	2.82	(0.82)
September 9, 2016 (f) through October 31, 2016	12.55	0.03	(0.07)	(0.04)	—

Class R6
Six Months Ended April 30, 2021 (Unaudited)	9.62	0.20	3.76	3.96	(0.37)
Year Ended October 31, 2020	12.43	0.34	(2.60)	(2.26)	(0.55)
Year Ended October 31, 2019	12.67	0.51	(0.21)	0.30	(0.54)
Year Ended October 31, 2018	14.53	0.43	(1.91)	(1.48)	(0.38)
Year Ended October 31, 2017	12.51	0.31	2.53	2.84	(0.82)
Year Ended October 31, 2016	13.31	0.37	(0.96)	(0.59)	(0.21)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$13.01	41.31%	$176,442	1.00%	2.95%	1.26%	22%
9.46	(19.51)	125,744	1.00	2.66	1.26	59
12.22	2.30	181,458	1.00	3.69	1.28	61
12.44	(10.88)	242,231	1.00	2.59	1.27	90
14.26	23.30	316,510	1.35	1.71	1.35	31
12.23	(5.01)	573,449	1.35	1.91	1.43	61

12.61	40.96	4,463	1.50	2.29	1.79	22
9.14	(19.94)	4,202	1.50	2.07	1.78	59
11.81	1.82	9,358	1.50	3.15	1.80	61
12.02	(11.37)	14,055	1.50	2.06	1.78	90
13.78	22.67	20,997	1.85	1.21	1.87	31
11.88	(5.54)	24,453	1.85	1.43	1.91	61

13.36	41.43	33,548	0.75	3.07	1.01	22
9.72	(19.31)	26,805	0.75	2.88	1.02	59
12.54	2.56	45,503	0.75	3.91	1.03	61
12.76	(10.62)	66,291	0.75	2.84	1.02	90
14.62	23.66	144,875	1.04	2.07	1.04	31
12.57	(4.74)	157,867	1.01	2.28	1.02	61

13.29	41.55	8,875	0.66	3.32	0.87	22
9.66	(19.25)	5,585	0.65	2.72	0.85	59
12.47	2.69	30,256	0.65	3.81	0.87	61
12.70	(10.57)	73,651	0.65	2.84	0.87	90
14.55	23.88	201,672	0.87	2.03	0.88	31
12.50	(4.63)	523,251	0.90	2.53	0.91	61

12.79	41.10	610	1.30	2.76	1.62	22
9.29	(19.74)	412	1.30	2.27	1.61	59
11.96	2.00	722	1.30	3.47	1.69	61
12.20	(11.19)	1,025	1.30	2.27	1.59	90
14.01	23.02	1,369	1.58	1.52	1.73	31
12.04	(5.28)	1,182	1.59	1.65	1.91	61

13.19	41.59	64	0.65	2.60	0.87	22
9.60	(19.26)	77	0.65	3.13	0.86	59
12.40	2.64	88	0.65	4.08	0.87	61
12.65	(10.58)	70	0.65	2.97	0.91	90
14.51	23.81	62	0.93	1.69	4.00	31
12.51	(0.32)	20	0.79	1.52	0.79	61

13.21	41.63	142,569	0.55	3.38	0.76	22
9.62	(19.22)	105,039	0.55	3.18	0.76	59
12.43	2.83	125,887	0.55	4.22	0.77	61
12.67	(10.49)	124,246	0.55	3.06	0.77	90
14.53	23.99	108,302	0.80	2.28	0.82	31
12.51	(4.45)	27,998	0.72	3.00	0.73	61

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Emerging Markets Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Research Enhanced Equity Fund	Class I and Class R6	JPM IV	Diversified
JPMorgan Europe Dynamic Fund	Class A, Class C, Class I, Class L and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Focus Fund(1)	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan International Research Enhanced Equity Fund	Class A, Class I and Class R6	JPM II	Diversified
JPMorgan International Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified

(1)	Effective April 20, 2020, JPMorgan International Unconstrained Equity Fund changed its name to JPMorgan International Focus Fund.

The investment objective of JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”) is to seek to provide high total return.

The investment objective of JPMorgan Emerging Markets Research Enhanced Equity Fund (“Emerging Markets Research Enhanced Equity Fund”), JPMorgan International Focus Fund (“International Focus Fund”), JPMorgan International Research Enhanced Equity Fund (“International Research Enhanced Equity Fund”) and JPMorgan International Value Fund (“International Value Fund”) is to seek to provide long-term capital appreciation.

The investment objective of JPMorgan Europe Dynamic Fund (“Europe Dynamic Fund”) is to seek total return from long-term capital growth. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Hedged Equity Fund (“International Hedged Equity Fund”) is to seek to provide capital appreciation.

Class L Shares of Emerging Markets Equity Fund, Europe Dynamic Fund and International Value Fund are publicly offered on a limited basis. Class A Shares of International Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of Emerging Markets Equity Fund, Europe Dynamic Fund and International Value Fund and Class A Shares of International Research Enhanced Equity Fund unless they meet certain requirements as described in the Funds’ prospectuses.

Effective as of the close of business on December 31, 2020, all share classes of Emerging Markets Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$401,572	$—	$—	$401,572
Brazil	660,353	—	—	660,353
China	1,323,286	4,804,651	—	6,127,937
Hong Kong	—	710,301	—	710,301
Hungary	—	4,965	—	4,965
India	207,830	1,774,885	—	1,982,715
Indonesia	—	231,539	—	231,539
Macau	—	124,871	—	124,871
Mexico	171,994	—	—	171,994
Panama	76,049	—	—	76,049
Poland	177,816	—	—	177,816
Portugal	138,384	—	—	138,384
South Africa	140,732	—	—	140,732
South Korea	—	1,267,572	—	1,267,572
Taiwan	1,480,121	69,518	—	1,549,639
Turkey	73,550	—	—	73,550
United Kingdom	—	178,975	—	178,975
United States	479,115	—	—	479,115

Total Common Stocks	5,330,802	9,167,277	—	14,498,079

Short-Term Investments
Investment of Cash Collateral from Securities Loaned	150,955	—	—	150,955

Total Investments in Securities	$5,481,757	$9,167,277	$—	$14,649,034

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

Emerging Markets Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$5,399	$—	$—	$5,399
Brazil	190,032	—	—	190,032
Chile	5,327	—	—	5,327
China	221,026	1,266,084	—	1,487,110
Colombia	5,608	—	—	5,608
Czech Republic	—	4,821	—	4,821
Greece	—	14,345	—	14,345
Hong Kong	3,758	9,481	—	13,239
Hungary	—	12,819	—	12,819
India	47,580	292,195	—	339,775
Indonesia	—	48,676	—	48,676
Malaysia	—	30,822	—	30,822
Mexico	81,648	—	—	81,648
Peru	9,821	—	—	9,821
Philippines	—	12,500	—	12,500
Poland	10,326	18,811	—	29,137
Qatar	10,091	—	—	10,091
Russia	69,084	82,964	—	152,048
Saudi Arabia	21,994	76,760	—	98,754
Singapore	—	3,280	—	3,280
South Africa	36,451	125,157	—	161,608
South Korea	—	505,406	—	505,406
Taiwan	52,120	469,248	—	521,368
Tanzania, United Republic of	5,203	—	—	5,203
Thailand	44,996	27,566	—	72,562
Turkey	12,551	—	—	12,551
United Arab Emirates	—	4,578	—	4,578

Total Common Stocks	833,015	3,005,513	—	3,838,528

Short-Term Investments
Investment of Cash Collateral from Securities Loaned	27,074	—	—	27,074

Total Investments in Securities	$860,089	$3,005,513	$—	$3,865,602

Appreciation in Other Financial Instruments
Futures Contracts	$34	$—	$—	$34

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Europe Dynamic Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$21,323	$—	$21,323
Austria	—	14,336	—	14,336
Belgium	—	3,266	—	3,266
Denmark	4,581	15,457	—	20,038
Finland	—	17,458	—	17,458
France	—	93,325	—	93,325
Germany	5,238	130,358	—	135,596
Ireland	6,243	22,713	—	28,956
Italy	—	22,176	—	22,176
Luxembourg	—	6,803	—	6,803
Netherlands	—	33,489	—	33,489
South Korea	—	5,801	—	5,801
Spain	4,463	8,336	—	12,799
Sweden	—	27,891	—	27,891
Switzerland	—	134,031	—	134,031
United Kingdom	12,945	132,809	—	145,754
United States	—	8,172	—	8,172

Total Common Stocks	33,470	697,744	—	731,214

Short-Term Investments
Investment Companies	181,345	—	—	181,345
Investment of Cash Collateral from Securities Loaned	18,345	—	—	18,345

Total Short-Term Investments	199,690	—	—	199,690

Total Investments in Securities	$233,160	$697,744	$—	$930,904

Appreciation in Other Financial Instruments
Futures Contracts	$245	$—	$—	$245

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$226,310	$—	$226,310
Austria	—	38,503	—	38,503
Belgium	—	59,282	—	59,282
China	—	156,425	—	156,425
Denmark	—	189,335	—	189,335
Finland	—	48,929	—	48,929
France	—	796,963	—	796,963
Germany	—	361,464	—	361,464
Hong Kong	—	161,092	—	161,092
India	39,682	—	—	39,682
Japan	—	745,032	—	745,032
Macau	—	37,436	—	37,436
Netherlands	—	193,739	—	193,739
Singapore	—	52,621	—	52,621
South Africa	—	60,298	—	60,298
South Korea	—	105,976	—	105,976
Spain	—	158,034	—	158,034
Sweden	—	183,099	—	183,099
Switzerland	—	320,025	—	320,025
Taiwan	84,071	—	—	84,071
United Kingdom	—	562,817	—	562,817
United States	—	53,886	—	53,886

Total Common Stocks	123,753	4,511,266	—	4,635,019

Short-Term Investments
Investment Companies	79,740	—	—	79,740
Investment of Cash Collateral from Securities Loaned	200,569	—	—	200,569

Total Short-Term Investments	280,309	—	—	280,309

Total Investments in Securities	$404,062	$4,511,266	$—	$4,915,328

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

International Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$87,888	$—	$87,888
Belgium	—	76,634	—	76,634
Canada	152,449	—	—	152,449
China	—	319,224	—	319,224
Denmark	—	104,867	—	104,867
Finland	—	61,352	—	61,352
France	—	265,841	—	265,841
Germany	—	194,903	—	194,903
Hong Kong	—	180,661	—	180,661
India	116,054	—	—	116,054
Indonesia	—	46,290	—	46,290
Japan	—	207,267	—	207,267
Netherlands	—	115,596	—	115,596
South Africa	—	70,615	—	70,615
South Korea	—	265,813	—	265,813
Spain	—	129,806	—	129,806
Sweden	—	126,648	—	126,648
Switzerland	—	289,286	—	289,286
Taiwan	162,939	—	—	162,939
United Kingdom	—	556,874	—	556,874
United States	—	76,737	—	76,737

Total Common Stocks	431,442	3,176,302	—	3,607,744

Short-Term Investments
Investment Companies	66,137	—	—	66,137
Investment of Cash Collateral from Securities Loaned	13,190	—	—	13,190

Total Short-Term Investments	79,327	—	—	79,327

Total Investments in Securities	$510,769	$3,176,302	$—	$3,687,071

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

International Hedged Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$7,379	$—	$7,379
Austria	—	636	—	636
Belgium	—	499	—	499
China	—	903	—	903
Denmark	—	3,345	—	3,345
Finland	—	328	—	328
France	—	15,081	—	15,081
Germany	—	11,758	—	11,758
Hong Kong	—	2,925	—	2,925
Ireland	—	904	—	904
Italy	—	1,417	—	1,417
Japan	—	29,297	—	29,297
Luxembourg	—	147	—	147
Netherlands	—	8,504	—	8,504
Norway	—	310	—	310
Singapore	—	1,207	—	1,207
Spain	—	3,047	—	3,047
Sweden	—	3,276	—	3,276
Switzerland	—	12,415	—	12,415
United Kingdom	1,247	12,410	—	13,657
United States	—	775	—	775

Total Common Stocks	1,247	116,563	—	117,810

Options Purchased
Put Options Purchased	615	—	—	615
Rights	—	1	—	1
Short-Term Investments
Investment Companies	6,264	—	—	6,264

Total Investments in Securities	$8,126	$116,564	$—	$124,690

Appreciation in Other Financial Instruments
Futures Contracts	$143	$—	$—	$143
Depreciation in Other Financial Instruments
Options Written
Call Options Written	(1,281)	—	—	(1,281)
Put Options Written	(134)	—	—	(134)

Total Net Appreciation/ Depreciation in Other Financial Instruments	$(1,272)	$—	$—	$(1,272)

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$301,900	$—		$301,900
Austria	—	26,758	—		26,758
Belgium	—	19,495	—		19,495
China	—	36,634	—		36,634
Denmark	—	133,590	—		133,590
Finland	—	13,545	—		13,545
France	—	613,996	—		613,996
Germany	—	477,467	—		477,467
Hong Kong	—	114,303	—		114,303
Ireland	—	37,778	—		37,778
Italy	—	60,056	—		60,056
Japan	—	1,191,962	—		1,191,962
Luxembourg	—	6,746	—		6,746
Malta	—	—	—	(a)	—	(a)
Netherlands	—	341,683	—		341,683
Norway	—	15,066	—		15,066
Singapore	—	49,855	—		49,855
Spain	—	123,581	—		123,581
Sweden	—	136,775	—		136,775
Switzerland	—	500,918	—		500,918
United Kingdom	51,262	514,910	—		566,172
United States	—	32,237	—		32,237

Total Common Stocks	51,262	4,749,255	—	(a)	4,800,517

Rights	—	57	—		57
Short-Term Investments
Investment Companies	98,285	—	—		98,285
Investment of Cash Collateral from Securities Loaned	251,777	—	—		251,777

Total Short-Term Investments	350,062	—	—		350,062

Total Investments in Securities	$401,324	$4,749,312	$—	(a)	$5,150,636

Appreciation in Other Financial Instruments
Futures Contracts	$3,066	$—	$—		$3,066

(a)	Amount rounds to less than one thousand.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$25,730	$—	$25,730
Austria	481	5,057	—	5,538
Belgium	—	4,089	—	4,089
Brazil	—	908	—	908
China	—	2,461	—	2,461
Denmark	1,908	4,834	—	6,742
Finland	—	5,261	—	5,261
France	2,422	30,948	—	33,370
Germany	—	34,835	—	34,835
Greece	850	—	—	850
Hong Kong	—	4,586	—	4,586
Ireland	967	—	—	967
Italy	—	11,651	—	11,651
Japan	—	73,702	—	73,702
Luxembourg	—	1,549	—	1,549
Malta	—	989	—	989
Netherlands	—	14,830	—	14,830
Norway	1,170	8,326	—	9,496
Portugal	—	430	—	430
Russia	—	1,003	—	1,003
Singapore	—	4,329	—	4,329
South Africa	—	3,229	—	3,229
Spain	—	11,892	—	11,892
Sweden	1,430	11,773	—	13,203
Switzerland	—	23,224	—	23,224
Ukraine	—	954	—	954
United Kingdom	7,042	47,605	—	54,647
United States	—	2,829	—	2,829

Total Common Stocks	16,270	337,024	—	353,294

Rights	—	5	—	5
Short-Term Investments
Investment Companies	7,170	—	—	7,170
Investment of Cash Collateral from Securities Loaned	11,259	—	—	11,259

Total Short-Term Investments	18,429	—	—	18,429

Total Investments in Securities	$34,699	$337,029	$—	$371,728

Appreciation in Other Financial Instruments
Futures Contracts	$119	$—	$—	$119
Depreciation in Other Financial Instruments
Futures Contracts	(54)	—	—	(54)

Total Net Appreciation/ Depreciation in Other Financial Instruments	$65	$—	$—	$65

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of April 30, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of April 30, 2021.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Emerging Markets Equity Fund	$142,764	$(142,764)	$—
Emerging Markets Research Enhanced Equity Fund	25,774	(25,774)	—
Europe Dynamic Fund	17,245	(17,245)	—
International Equity Fund	186,203	(186,203)	—
International Focus Fund	12,496	(12,496)	—
International Research Enhanced Equity Fund	236,779	(236,779)	—
International Value Fund	9,734	(9,734)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended April 30, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Emerging Markets Equity Fund	$5
Emerging Markets Research Enhanced Equity Fund	2
Europe Dynamic Fund	1
International Equity Fund	2
International Focus Fund	2
International Research Enhanced Equity Fund	2
International Value Fund	1

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

International Hedged Equity Fund did lend out any securities during the six months ended April 30, 2021.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below.

Emerging Markets Equity Fund

For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2021	Shares at April 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares (a)	$313,818	$2,250,270	$2,564,063	$(42)	$17	$—	—	$87		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (a) (b)	117,544	649,500	647,000	(13)*	13	120,044	120,032	52	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	12,077	383,392	364,558	—	—	30,911	30,911	2	*	—

Total	$443,439	$3,283,162	$3,575,621	$(55)	$30	$150,955		$141		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Emerging Markets Research Enhanced Equity Fund

For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2021	Shares at April 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares (a)	$12,125	$1,072,341	$1,084,459	$(7)	$—	$—	—	$25		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (a) (b)	15,995	178,000	170,499	(1)*	1	23,496	23,493	20	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	2,093	86,033	84,548	—	—	3,578	3,578	1	*	—

Total	$30,213	$1,336,374	$1,339,506	$(8)	$1	$27,074		$46		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Europe Dynamic Fund

For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at April 30, 2021	Shares at April 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (a) (b)	$2,182	$278,229	$99,064	$(2)	$—	(c)	$181,345	181,254	$5		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (a) (b)	—	31,000	15,000	—	—		16,000	15,998	1	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	2,662	37,101	37,418	—	—		2,345	2,345	—	*(c)	—

Total	$4,844	$346,330	$151,482	$(2)	$—	(c)	$199,690		$6		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Equity Fund

For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2021	Shares at April 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (a) (b)	$40,182	$1,667,438	$1,627,882	$1		$1	$79,740	79,700	$34		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (a) (b)	17,997	352,000	189,499	—	*(c)	1	180,499	180,482	29	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	2,359	119,824	102,113	—		—	20,070	20,070	1	*	—

Total	$60,538	$2,139,262	$1,919,494	$1		$2	$280,309		$64		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

International Focus Fund

For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2021	Shares at April 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (a) (b)	$41,452	$622,962	$598,268	$(13)		$4	$66,137	66,104	$26		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (a) (b)	70,236	198,000	256,500	—	*(c)	—	11,736	11,734	14	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	8,292	135,374	142,212	—		—	1,454	1,454	1	*	—

Total	$119,980	$956,336	$996,980	$(13)		$4	$79,327		$41		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Hedged Equity Fund

For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2021	Shares at April 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	$6,584	$25,824	$26,144	$—	(c)	$—	$6,264	6,264	$—	(c)	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
(c)	Amount rounds to less than one thousand.

International Research Enhanced Equity Fund

For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2021	Shares at April 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (a) (b)	$160,896	$997,426	$1,060,008	$51		$(80)	$98,285	98,236	$52		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (a) (b)	77,355	386,000	237,999	(2	)*	2	225,356	225,333	20	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	10,220	164,514	148,313	—		—	26,421	26,421	1	*	—

Total	$248,471	$1,547,940	$1,446,320	$49		$(78)	$350,062		$73		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

International Value Fund

For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at April 30, 2021	Shares at April 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (a) (b)	$5,627	$38,126	$36,582	$(1)		$—	(c)	$7,170	7,166	$2		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (a) (b)	1,000	23,200	14,500	—	*(c)	—	(c)	9,700	9,699	1	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	956	26,346	25,743	—		—		1,559	1,559	—	*(c)	—

Total	$7,583	$87,672	$76,825	$(1)		$—	(c)	$18,429		$3		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Derivatives — The Funds, except for Emerging Markets Equity Fund, used derivative instruments including options, futures contracts and forward foreign currency exchange contracts in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Funds.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

Notes F(1) — F(3) below describe the various derivatives used by the Funds.

(1). Options — International Hedged Equity Fund purchased and sold (“wrote”) put and call options on various instruments including currencies, futures, securities, options on indices and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Futures Contracts — Emerging Markets Research Enhanced Equity Fund, Europe Dynamic Fund, International Equity Fund, International Hedged Equity Fund, International Research Enhanced Equity Fund and International Value Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

(3). Forward Foreign Currency Exchange Contracts — International Focus Fund is exposed to foreign currency risks associated with some or all of its portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

G. Summary of Derivatives Information

The following tables present the value of derivatives held as of April 30, 2021 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$34	$245	$143	$3,066	$119
Purchased Options at Market Value	—	—	615	—	—
Unrealized Depreciation on Futures Contracts*	—	—	—	—	(54)
Written Options at Market Value	—	—	(1,415)	—	—
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	34	245	143	3,066	65
Purchased Options at Market Value	—	—	615	—	—
Written Options at Market Value	—	—	(1,415)	—	—

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2021, by primary underlying risk exposure:

	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Equity Fund	International Focus Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$1,614	$1,108	$(5,247)	$—	$965	$23,954	$437
Purchased Options	—	—	—	—	(5,652)	—	—
Written Options	—	—	—	—	(4,305)	—	—
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	—	—	—	(2,654)	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	34	245	—	—	268	2,176	305
Purchased Options	—	—	—	—	(3,755)	—	—
Written Options	—	—	—	—	(1,251)	—	—

Derivatives Volume

The table below discloses the volume of the Funds’ options, futures contracts and forward foreign currency exchange contracts activity during the six months ended April 30, 2021. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund		International Equity Fund		International Focus Fund		International Hedged Equity Fund		International Research Enhanced Equity Fund	International Value Fund
Futures Contracts — Equity:
Average Notional Balance Long	$6,839	$10,136	(a)	$43,032	(b)	$—		$5,039		$144,299	$5,542
Average Notional Balance Short	—	—		—		—		1,084	(c)	—	—
Ending Notional Balance Long	11,624	6,910		—		—		7,220		115,822	7,924
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	—	—		—		273,254	(c)	—		—	—

(a)	For the period January 1, 2021 through April 30, 2021.
(b)	For the period January 1, 2021 through January 31, 2021.
(c)	For the period December 1, 2020 through December 31, 2020.

International Hedged Equity Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	$568
Average Number of Contracts Written	1,135
Ending Number of Contracts Purchased	552
Ending Number of Contracts Written	1,104

The Funds’ derivatives contracts held at April 30, 2021 are not accounted for as hedging instruments under GAAP.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended April 30, 2021 are as follows:

	Class A		Class C		Class I		Class L		Class R2		Class R3		Class R4		Class R5		Class R6		Total
Emerging Markets Equity Fund
Transfer agency fees	$30		$3		$39		$10		$1		$—	(a)	$—	(a)	$4		$98		$185
Emerging Markets Research Enhanced Equity Fund
Transfer agency fees	n/a		n/a		1		n/a		n/a		n/a		n/a		n/a		10		11
Europe Dynamic Fund
Transfer agency fees	8		1		2		—	(a)	n/a		n/a		n/a		n/a		1		12
International Equity Fund
Transfer agency fees	20		1		8		n/a		13		n/a		n/a		1		12		55
International Focus Fund
Transfer agency fees	15		2		9		n/a		–	(a)	n/a		n/a		1		10		37
International Hedged Equity Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	n/a		n/a		n/a		n/a		—	(a)	—	(a)	—	(a)
International Research Enhanced Equity Fund
Transfer agency fees	18		n/a		9		n/a		n/a		n/a		n/a		n/a		19		46
International Value Fund
Transfer agency fees	6		1		1		1		—	(a)	n/a		n/a		—	(a)	—	(a)	9

(a)	Amount rounds to less than one thousand.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

M. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Emerging Markets Equity Fund	0.68%
Emerging Markets Research Enhanced Equity Fund	0.25
Europe Dynamic Fund	0.60
International Equity Fund	0.50
International Focus Fund	0.60
International Hedged Equity Fund	0.25
International Research Enhanced Equity Fund	0.20
International Value Fund	0.55

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2021, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Emerging Markets Equity Fund	0.25%	0.75%	0.50%	0.25%
Europe Dynamic Fund	0.25	0.75	n/a	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Focus Fund	0.25	0.75	0.50	n/a
International Hedged Equity Fund	0.25	0.75	n/a	n/a
International Research Enhanced Equity Fund	0.25	0.75	0.50	n/a
International Value Fund	0.25	0.75	0.50	n/a

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2021, JPMDS retained the following:

	Front-End Sales Charge		CDSC
Emerging Markets Equity Fund	$61		$—
Europe Dynamic Fund	2		—
International Equity Fund	50		—
International Focus Fund	53		—	(a)
International Hedged Equity Fund	—	(a)	—
International Research Enhanced Equity Fund	—	(a)	—
International Value Fund	18		—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Europe Dynamic Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	n/a
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Focus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
International Research Enhanced Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	n/a
International Value Fund	0.25	0.25	0.25	0.10	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Emerging Markets Equity Fund	1.24%	1.74%	0.99%	n/a	1.54%	1.29%	1.04%	0.89%	0.79%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.45	n/a	n/a	n/a	n/a	n/a	0.35
Europe Dynamic Fund	1.24	1.74	0.99	n/a	n/a	n/a	n/a	n/a	n/a
International Equity Fund	0.95	1.45	0.70	n/a	1.25	n/a	n/a	0.60	0.50
International Focus Fund	1.00	1.50	0.75	n/a	1.30	n/a	n/a	0.65	0.55
International Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	0.35
International Research Enhanced Equity Fund	0.60	n/a	0.35	n/a	n/a	n/a	n/a	n/a	0.25
International Value Fund	1.00	1.50	0.75	n/a	1.30	n/a	n/a	0.65	0.55

The expense limitation agreements were in effect for the six months ended April 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2022.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

For the six months ended April 30, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees		Total	Contractual Reimbursements
Emerging Markets Equity Fund	$88	$58	$1,512		$1,658	$54
Emerging Markets Research Enhanced Equity Fund	378	252	2		632	1
Europe Dynamic Fund	—	—	28		28	—
International Equity Fund	1,137	757	230		2,124	12
International Focus Fund	1,550	1,033	207		2,790	—
International Hedged Equity Fund	73	41	—	(a)	114	—	(a)
International Research Enhanced Equity Fund	832	557	442		1,831	—
International Value Fund	221	121	57		399	—	(a)

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2021 were as follows:

Emerging Markets Equity Fund	$182
Emerging Markets Research Enhanced Equity Fund	11
Europe Dynamic Fund	5
International Equity Fund	49
International Focus Fund	38
International Hedged Equity Fund	3
International Research Enhanced Equity Fund	98
International Value Fund	3

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2021, Europe Dynamic Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

4. Investment Transactions

During the six months ended April 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$3,516,060	$2,026,174
Emerging Markets Research Enhanced Equity Fund	1,502,292	1,176,632
Europe Dynamic Fund	436,779	300,941
International Equity Fund	1,915,944	932,509
International Focus Fund	804,768	601,809
International Hedged Equity Fund	20,590	56,416
International Research Enhanced Equity Fund	480,031	1,643,372
International Value Fund	68,205	77,672

During the six months ended April 30, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$9,158,447	$5,759,403	$268,816	$5,490,587
Emerging Markets Research Enhanced Equity Fund	3,072,920	877,479	84,763	792,716
Europe Dynamic Fund	805,082	130,245	4,178	126,067
International Equity Fund	3,742,366	1,203,857	30,895	1,172,962
International Focus Fund	2,741,091	961,029	15,049	945,980
International Hedged Equity Fund	94,735	30,663	1,980	28,683
International Research Enhanced Equity Fund	3,976,241	1,249,116	71,655	1,177,461
International Value Fund	317,144	67,006	12,357	54,649

At October 31, 2020, the following Funds had net capital loss carryforwards which are available to offset future realized gains:

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Emerging Markets Equity Fund	$—		$151,019
Emerging Markets Research Enhanced Equity Fund	64,652		18,850
Europe Dynamic Fund	118,860		—
International Advantage Fund	306,805		77,260
International Equity Fund	56,024		54,962
International Focus Fund	165,558		21,707
International Hedged Equity Fund	2,619	*	4,062	*
International Research Enhanced Equity Fund	33,296		496,518
International Value Fund	53,664		31,270

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.

During the year ended October 31, 2020, the following Funds utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Emerging Markets Equity Fund	$7,660	$—
Europe Dynamic Fund	—	2,935

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds, except for Emerging Markets Equity Fund and Emerging Markets Research Enhanced Equity Fund, had no borrowings outstanding from another fund at April 30, 2021. Average borrowings from the Facility during the six months ended April 30, 2021 were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Markets Equity Fund	$28,487	0.80%	6	$4
Emerging Markets Research Enhanced Equity Fund	37,123	0.82	35	30
Europe Dynamic Fund	2,818	0.83	4	—	(a)
International Equity Fund	48,107	0.83	2	2
International Hedged Equity Fund	7,071	0.82	6	1
International Research Enhanced Equity Fund	74,319	0.81	6	10

(a)	Amount rounds to less than one thousand.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2021.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds had no borrowings outstanding from the Credit Facility at April 30, 2021. Average borrowings from the Credit Facility during the six months ended April 30, 2021 were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
International Hedged Equity Fund	$11,050	1.39%	4	$1

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

As of April 30, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of and/ or Affiliated Omnibus Accounts	% of the Fund	Number of and/ or Non-Affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Fund	—	—%	3	40.8%
Emerging Markets Research Enhanced Equity Fund	2	22.4	—	—
Europe Dynamic Fund	3	40.0	2	26.7
International Equity Fund	1	14.0	—	—
International Focus Fund	4	53.8	—	—
International Hedged Equity Fund	1	43.7	3	40.1
International Research Enhanced Equity Fund	—	—	1	12.6
International Value Fund	—	—	1	77.0

As of April 30, 2021, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Emerging Markets Research Enhanced Equity Fund	—%	58.3%	24.9%
Europe Dynamic Fund	44.7	—	—
International Equity Fund	—	54.3	—
International Focus Fund	—	61.3	—
International Hedged Equity Fund	—	—	—
International Research Enhanced Equity Fund	22.0	51.2	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2021, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

	Emerging Markets Equity Fund	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Equity Fund	International Focus Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
China	42.3%	38.7%	—%	—%	—%	—%	—%	—%
France	—	—	10.2	16.9	—	12.1	12.5	—
Germany	—	—	14.9	—	—	—	—	—
India	13.7	—	—	—	—	—	—	—
Japan	—	—	—	15.8	—	23.5	24.3	20.4
South Korea	—	13.2	—	—	—	—	—	—
Switzerland	—	—	14.7	—	—	—	10.2	—
Taiwan	10.7	13.6	—	—	—	—	—	—
United Kingdom	—	—	16.0	11.9	15.2	11.0	11.6	15.2

As of April 30, 2021, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2020, and continued to hold your shares at the end of the reporting period, April 30, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$1,169.60	$6.67	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,166.80	9.29	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,170.90	5.33	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class L
Actual	1,000.00	1,171.70	4.74	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R2
Actual	1,000.00	1,167.80	8.22	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Class R3
Actual	1,000.00	1,169.40	6.94	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class R4
Actual	1,000.00	1,171.00	5.60	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class R5
Actual	1,000.00	1,171.60	4.79	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R6
Actual	1,000.00	1,172.10	4.25	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Actual	$1,000.00	$1,234.50	$2.49	0.45%
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	1,235.70	1.94	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35

JPMorgan Europe Dynamic Fund
Class A
Actual	1,000.00	1,393.10	7.36	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,389.30	10.31	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,394.30	5.88	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class L
Actual	1,000.00	1,395.80	5.11	0.86
Hypothetical	1,000.00	1,020.53	4.31	0.86
Class R6
Actual	1,000.00	1,396.40	4.52	0.76
Hypothetical	1,000.00	1,021.03	3.81	0.76

JPMorgan International Equity Fund
Class A
Actual	1,000.00	1,263.10	5.33	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class C
Actual	1,000.00	1,259.90	8.12	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class I
Actual	1,000.00	1,264.80	3.93	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Class R2
Actual	1,000.00	1,261.00	7.01	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class R5
Actual	1,000.00	1,264.90	3.37	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R6
Actual	1,000.00	1,265.70	2.81	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

JPMorgan International Focus Fund
Class A
Actual	1,000.00	1,238.30	5.55	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class C
Actual	1,000.00	1,234.90	8.31	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class I
Actual	1,000.00	1,239.60	4.16	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Focus Fund (continued)
Class R2
Actual	$1,000.00	$1,236.50	$7.21	1.30%
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R5
Actual	1,000.00	1,240.20	3.61	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R6
Actual	1,000.00	1,240.60	3.06	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

JPMorgan International Hedged Equity Fund
Class A
Actual	1,000.00	1,145.40	4.52	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	1,142.20	7.17	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class I
Actual	1,000.00	1,147.20	3.19	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	1,147.70	2.40	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	1,148.00	1.86	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35

JPMorgan International Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,286.90	3.40	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class I
Actual	1,000.00	1,288.60	1.99	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R6
Actual	1,000.00	1,289.20	1.42	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

JPMorgan International Value Fund
Class A
Actual	1,000.00	1,413.10	5.98	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class C
Actual	1,000.00	1,409.60	8.96	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class I
Actual	1,000.00	1,414.30	4.49	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class L
Actual	1,000.00	1,415.50	3.95	0.66
Hypothetical	1,000.00	1,021.52	3.31	0.66
Class R2
Actual	1,000.00	1,411.00	7.77	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R5
Actual	1,000.00	1,415.90	3.89	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R6
Actual	1,000.00	1,416.30	3.30	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board of Trustees reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (5) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (6) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of each Fund’s investments; and (2) perform additional stress testing. The Report noted that each Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. April 2021.	SAN-INTEQ-421

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2021 (Unaudited)

JPMorgan Macro Opportunities Fund

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

June 16, 2021 (Unaudited)

Dear Shareholders,

This year has brought a large measure of relief, hope and reflection on the pandemic and its impact on our families, our jobs and our world. It has also witnessed a remarkable rally in global equity markets, driven initially by investor expectations for an accelerated economic expansion and extended by surging corporate earnings and consumer spending.

“In the year ahead, J.P. Morgan Asset Management will continue to strive to adapt to new challenges and provide investors with innovative and durable solutions that are backed by our deep experience in risk management.”

— Andrea L. Lisher

As leading central banks maintained ultra-low interest rates and governments continued to provide or increase massive fiscal stimulus and recovery programs, many investors sought opportunities for higher returns in global equity markets. For the six months ended April 30, 2021, the MSCI EAFE Index returned 29.13%, the S&P 500 Index returned 28.85% and the MSCI Emerging Markets Index returned 23.09%. Within fixed income markets, Bloomberg Barclays High Yield Index returned 7.97%, the Bloomberg Barclays Emerging Markets Index returned 2.33% and the Bloomberg Barclays U.S. Aggregate Index returned -1.52%.

The prospects for a diminishing pandemic have brightened in 2021, particularly in the U.S. and Western Europe where vaccination rates have accelerated. However, a surge of infections of COVID-19 and its variants in Brazil, India and elsewhere demonstrated that the global crisis is ongoing and spurred leading industrialized nations together to pledge to provide one billon doses of vaccine to emerging market nations. Meanwhile, the accelerating economic rebound in the U.S. has raised investor concerns about the potential for rising inflation and supply chain disruptions, though U.S. Federal Reserve Chairman Jerome Powell has sought to reassure financial markets that upward pressure on prices — while stronger than expected — remains likely to be temporary.

At this point, it’s worth reflecting on the fact that many of those who remained fully invested in the face of unprecedented uncertainty in 2020 likely benefitted fully from the ensuing rally in global equity markets. In the year ahead, J.P. Morgan Asset Management will continue to strive to adapt to new challenges and provide investors with innovative and durable solutions that are backed by our deep experience in risk management. We will continue to seek to operate under the same fundamental practices and principles that have driven our success for more than a century and focus on the financial needs of our clients.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

Globally, equity market valuations climbed higher during the period, initially fueled by the massive pandemic response of leading central banks and fiscal authorities and extended by the development of multiple vaccines in late 2020 and the advent of mass vaccinations in 2021. The rebound in asset prices during the period — partly led by U.S. equity — swept across both emerging markets and developed markets.

The final months of the 2020 included a continued rebound in global prices for petroleum and a range of other commodities as manufacturing data and consumer sentiment strengthened. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

Global equity markets surged from February through April 2021 amid a general surge in corporate earnings and consumer and business spending. Developed market equity provided strong returns, while emerging markets equity was weighed down by investor concern about large pandemic outbreaks in select nations, particularly Brazil and India.

U.S. equity markets generally led the rally, supported by a $1.9 trillion U.S. fiscal relief and recovery package and the prospect of additional federal government spending plans. Better-than-expected corporate earnings and revenues in 2021, combined with strong growth consumer spending and improved manufacturing data, drove global equity prices further upward toward the end of the period.

For the six months ended April 30, 2021, the MSCI EAFE Index returned 29.13%, the S&P 500 Index returned 28.85% and the MSCI Emerging Markets Index returned 23.09%.

2	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

JPMorgan Macro Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.23%
ICE BofAML 3-Month US Treasury Bill Index	0.05%

Net Assets as of 4/30/2021 (In Thousands)	$17,706

INVESTMENT OBJECTIVE**

The JPMorgan Macro Opportunities Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares posted a positive absolute performance and outperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2021.

The Fund’s long equity strategies were leading contributors to absolute performance during the reporting period. The Fund’s fixed income strategies also contributed to absolute performance, while the Fund’s short bias equity strategies detracted from absolute performance.

In equity, the Fund’s exposures in the technology, financials and consumer discretionary sectors were leading contributors to absolute performance. Within technology, the Fund benefitted from increased exposure to select semiconductor manufacturers that benefitted from both long term trends, including the spread of 5G networks and the transition to cloud computing, and short-term cyclical trends, particularly increased demand across most end markets amid constrained global supply. The Fund’s exposures in the financials and consumer discretionary sectors benefitted from exposure to U.S. financial services and consumer companies that were geared toward pandemic recovery and were supported by the broader expansion in economic activity during the period.

In fixed income, the Fund’s short duration strategy via bond futures also contributed to absolute performance amid an improved outlook for the U.S. economy and rising bond yields. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase or decrease in price as interest rates fall or rise, respectively, versus bonds with longer duration.

The leading detractors from absolute performance included the Fund’s short positions in U.S. and European equity via options and futures as developed equity markets posted positive returns for the period. The Fund’s allocation to equity was the leading contributor to performance relative to the Benchmark, which is a fixed income index that contains no equity.

HOW WAS THE FUND POSITIONED?

During the reporting period, the portfolio managers increased the Fund’s bias toward cyclical areas of the equity market amid improved economic data and progress in mass vaccinations, particularly in developed markets. The Fund maintained some downside protection, predominantly through short-bias equity strategies, amid investor concerns about virus resurgence driven by new variants and the sharp rise in bond yields early in 2021. The portfolio managers also initiated a U.S. short duration strategy to reflect their view that bond yields would continue to move higher.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Macro Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	HDFC Bank Ltd., ADR (India)	2.7%
2.	Alphabet, Inc., Class A	2.4
3.	Amazon.com, Inc.	2.3
4.	Microsoft Corp.	2.0
5.	Alibaba Group Holding Ltd. (China)	1.9
6.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.9
7.	Visa, Inc., Class A	1.9
8.	Mastercard, Inc., Class A	1.9
9.	Thermo Fisher Scientific, Inc.	1.7
10.	Samsung Electronics Co. Ltd. (South Korea)	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	20.8%
Financials	14.4
Consumer Discretionary	13.2
Health Care	6.4
Communication Services	5.2
Industrials	4.2
Utilities	4.0
Energy	1.8
Call Options Purchased	1.3
Consumer Staples	1.2
Put Options Purchased	0.1
Short-Term Investments	27.4

4	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	April 15, 2020
With Sales Charge**		3.33%	5.67%	5.64%
Without Sales Charge		9.04	11.51	11.25
CLASS C SHARES	April 15, 2020
With CDSC***		7.81	9.98	10.74
Without CDSC		8.81	10.98	10.74
CLASS I SHARES	April 15, 2020	9.23	11.84	11.56
CLASS R6 SHARES	September 30, 2020	9.29	11.98	11.69

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/15/20 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 15, 2020.

Returns for Class R6 Shares prior to its inception are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Macro Opportunities Fund and the ICE BofAML 3-Month US Treasury Bill Index from April 15, 2020 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	15.74%
S&P 500 Index	28.85%
ICE BofAML 3-Month US Treasury Bill Index	0.05%

Net Assets as of 4/30/2021 (In Thousands)	$649,026

INVESTMENT OBJECTIVE**

The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended April 30, 2021.

The Fund’s long positions in the communication services sector and its short positions in the consumer staples sector were leading detractors from performance relative to the Benchmark. The Fund’s long and short positions in the health care sector and its short positions in the financials sector were leading contributors to relative performance.

Leading individual detractors from absolute performance included the Fund’s long position in Alibaba Group Holdings Ltd. and its short positions in Acacia Communications Inc. and Walgreen Boots Alliance Inc. Shares of Alibaba Group Holding, an electronic commerce conglomerate based in China, fell amid an antitrust review by Chinese regulators that resulted in a $2.8 billion fine against the company. Shares of Acacia Communications, a telecommunications equipment manufacturer, rose ahead of its $4.5 billion acquisition by Cisco System Inc. Shares of Walgreen Boots Alliance, a drug store chain and prescription services provider, rose after the company reported better-than-expected earnings for its fiscal second quarter and raised its earnings outlook.

Leading individual contributors to absolute performance included the Fund’s long positions in Tesla Inc., Cigna Corp. and

NXP Semiconductors NV. Shares of Tesla, a maker of electric automobiles and energy generation and storage systems, rose on growth in quarterly earnings and investor demand for large cap technology stocks. Shares of Cigna, a health insurance and pharmacy benefits provider, rose after the company reaffirmed its earnings outlook for 2021 and increased its share repurchase plan. Shares of NXP Semiconductors, a Dutch semiconductor manufacturer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2021.

HOW WAS THE FUND POSITIONED?

During the six months ended April 30, 2021, the Fund invested an average of 138% of its assets in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the Russell 1000 Index and/or the Benchmark. The Fund’s portfolio managers sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the six month reporting period, the Fund’s average gross exposure was 138% and its average net exposure was 70%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Fidelity National Information Services, Inc.	8.9%
2.	Fiserv, Inc.	8.2
3.	UnitedHealth Group, Inc.	8.2
4.	Zscaler, Inc.	7.9
5.	Cigna Corp.	7.8
6.	Mastercard, Inc., Class A	5.9
7.	Charter Communications, Inc., Class A	4.8
8.	Match Group, Inc.	4.6
9.	Tesla, Inc.	4.0
10.	Blackstone Group, Inc. (The)	3.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Perspecta, Inc.	14.8%
2.	Navistar International Corp.	14.6
3.	Cardtronics plc, Class A	14.5
4.	Sirius XM Holdings, Inc.	14.4
5.	SPDR S&P 500 ETF Trust	12.9
6.	Magellan Health, Inc.	12.9
7.	Kellogg Co.	4.4
8.	Pinnacle West Capital Corp.	3.9
9.	Entergy Corp.	1.5
10.	Procter & Gamble Co. (The)	1.3

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	37.3%
Communication Services	19.1
Health Care	15.9
Consumer Discretionary	10.8
Financials	9.5
Industrials	4.3
Consumer Staples	2.7
Utilities	0.1
Short-Term Investments	0.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	29.3%
Industrials	14.6
Communication Services	14.4
Exchange-Traded Fund	12.9
Health Care	12.9
Consumer Staples	10.5
Utilities	5.4

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
With Sales Charge**		9.45%	22.95%	8.46%	8.09%
Without Sales Charge		15.52	29.74	9.64	8.96
CLASS C SHARES	August 29, 2014
With CDSC***		14.28	28.12	9.10	8.42
Without CDSC		15.28	29.12	9.10	8.42
CLASS I SHARES	August 29, 2014	15.74	30.10	9.92	9.24
CLASS R6 SHARES	August 29, 2014	15.86	30.43	10.20	9.52

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/29/14 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 29, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from August 29, 2014 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

From the inception of the Fund through January 23, 2015, the Fund did not experience any shareholder activity. If such activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.85%
ICE BofAML 3-Month US Treasury Bill Index	0.05%

Net Assets as of 4/30/2021 (In Thousands)	$94,323

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2021. During the period, equity markets generally outperformed bond markets.

The Fund’s security selections in the media and semiconductors sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selections in the retail and industrial cyclical sectors were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s long positions in Diamondback Energy Inc. and Lyft Inc., and its short position in Take-Two Interactive Software Inc. Shares of Diamondback Energy, an oil and gas company focused on U.S. shale deposits, rose amid a rebound in global energy demand and the company’s improved earnings outlook. Shares of Lyft, an online ride-hailing service, rose amid a rebound in demand for its services in 2021. Shares of Take-Two Interactive Software, a video game publisher, fell after the company reported lower-than-expected results for the fourth quarter of 2020.

Leading individual detractors from relative performance included the Fund’s short positions in Acuity Brands Inc.,

ViacomCBS Inc. and General Electric Co. Shares of Acuity Brands, a provider of lighting and building management systems, rose after the company reported consecutive quarters of better-than-expected earnings. Shares of ViacomCBS, a media content and distribution company, rebounded from a sharp sell off in March 2020 amid the collapse of Archegos Capital Management. Shares of General Electric, an industrial and financial services company, rose amid investor expectations that the company would benefit from the Biden administration’s plans for infrastructure and renewable energy spending.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to the broader market for stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Diamondback Energy, Inc.	2.1%
2.	Mastercard, Inc., Class A	2.0
3.	Amazon.com, Inc.	1.8
4.	Alphabet, Inc., Class C	1.5
5.	Discovery, Inc., Class C	1.5
6.	Lyft, Inc., Class A	1.4
7.	Seagate Technology plc	1.4
8.	Stanley Black & Decker, Inc.	1.3
9.	Facebook, Inc., Class A	1.2
10.	Trane Technologies plc	1.2

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Kroger Co. (The)	2.4%
2.	Walmart, Inc.	2.1
3.	Take-Two Interactive Software, Inc.	2.1
4.	Discovery, Inc., Class A	2.0
5.	Intel Corp.	1.9
6.	Enbridge, Inc. (Canada)	1.8
7.	Interpublic Group of Cos., Inc. (The)	1.7
8.	Amgen, Inc.	1.7
9.	HP, Inc.	1.6
10.	3M Co.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	14.7%
Industrials	14.6
Consumer Discretionary	11.4
Health Care	9.2
Communication Services	9.2
Financials	8.3
Energy	6.3
Materials	4.4
Utilities	3.1
Real Estate	3.0
Consumer Staples	2.5
Short-Term Investments	13.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Industrials	14.8%
Information Technology	14.0
Communication Services	13.1
Financials	12.0
Consumer Staples	10.9
Health Care	8.9
Energy	7.6
Materials	5.0
Real Estate	4.9
Utilities	4.6
Consumer Discretionary	4.2

10	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge**		(3.61)%	(0.85)%	3.20%	1.05%
Without Sales Charge		1.73	4.64	4.33	1.60
CLASS C SHARES	November 2, 2009
With CDSC***		0.46	3.04	3.80	1.20
Without CDSC		1.46	4.04	3.80	1.20
CLASS I SHARES	November 2, 2009	1.85	4.90	4.59	1.86

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/11 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Research Market Neutral Fund and ICE BofAML 3-Month US Treasury Bill Index from April 30, 2011 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 64.2%

Banks — 7.3%

First Republic Bank	1		148

HDFC Bank Ltd., ADR (India) *	6		432

Huntington Bancshares, Inc.	9		141

PNC Financial Services Group, Inc. (The)	1		212

Sberbank of Russia PJSC, ADR (Russia)	15		236

Signature Bank	—	(a)	122

			1,291

Building Products — 0.6%

Trane Technologies plc	1		114

Capital Markets — 1.3%

Bank of New York Mellon Corp. (The)	2		113

S&P Global, Inc.	—	(a)	123

			236

Electric Utilities — 3.3%

EDP — Energias de Portugal SA (Portugal)	16		87

Enel SpA (Italy)	20		201

Iberdrola SA (Spain)	11		150

Orsted A/S (Denmark)(b)	1		139

			577

Electrical Equipment — 1.7%

Rockwell Automation, Inc.	1		159

Schneider Electric SE (France)	1		147

			306

Entertainment — 2.6%

Netflix, Inc. *	—	(a)	222

Walt Disney Co. (The) *	1		231

			453

Health Care Equipment & Supplies — 1.5%

Abbott Laboratories	1		109

Medtronic plc	1		157

			266

Household Durables — 1.8%

DR Horton, Inc.	2		164

Lennar Corp., Class A	2		160

			324

Insurance — 3.3%

AIA Group Ltd. (Hong Kong)	18		231

Aon plc, Class A	1		162

Ping An Insurance Group Co. of China Ltd., Class H (China)	18		191

			584

INVESTMENTS	SHARES (000)		VALUE ($000)

Interactive Media & Services — 2.2%

Alphabet, Inc., Class A *	—	(a)	388

Internet & Direct Marketing Retail — 3.9%

Alibaba Group Holding Ltd. (China) *	11		314

Amazon.com, Inc. *	—	(a)	374

			688

IT Services — 4.5%

Mastercard, Inc., Class A	1		280

PayPal Holdings, Inc. *	1		200

Visa, Inc., Class A	1		311

			791

Life Sciences Tools & Services — 1.5%

Thermo Fisher Scientific, Inc.	1		267

Machinery — 1.5%

Stanley Black & Decker, Inc.	1		110

Volvo AB, Class B (Sweden)	7		162

			272

Multi-Utilities — 0.5%

RWE AG (Germany)	2		84

Oil, Gas & Consumable Fuels — 1.7%

ConocoPhillips	2		93

EOG Resources, Inc.	1		108

Pioneer Natural Resources Co.	1		94

			295

Personal Products — 1.1%

Estee Lauder Cos., Inc. (The), Class A	1		198

Pharmaceuticals — 2.9%

AstraZeneca plc (United Kingdom)	2		223

Eli Lilly & Co.	1		113

Novo Nordisk A/S, Class B (Denmark)	2		170

			506

Semiconductors & Semiconductor Equipment — 9.1%

Analog Devices, Inc.	1		216

Applied Materials, Inc.	2		234

Lam Research Corp.	—	(a)	202

Microchip Technology, Inc.	1		209

Micron Technology, Inc. *	3		225

NVIDIA Corp.	—	(a)	121

SK Hynix, Inc. (South Korea)	2		216

Texas Instruments, Inc.	1		194

			1,617

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)			VALUE ($000)
Common Stocks — continued

Software — 4.1%

Adobe, Inc. *		—	(a)	80

Atlassian Corp. plc, Class A *		—	(a)	84

Microsoft Corp.		1		321

salesforce.com, Inc. *		1		170

ServiceNow, Inc. *		—	(a)	78

				733

Specialty Retail — 2.1%

Burlington Stores, Inc. *		—	(a)	124

TJX Cos., Inc. (The)		3		247

				371

Technology Hardware, Storage & Peripherals — 1.4%

Samsung Electronics Co. Ltd. (South Korea)		3		249

Textiles, Apparel & Luxury Goods — 4.3%

Lululemon Athletica, Inc. *		1		224

LVMH Moet Hennessy Louis Vuitton SE (France)		—	(a)	313

NIKE, Inc., Class B		2		227

				764

Total Common Stocks (Cost $8,678)				11,374

	PRINCIPAL AMOUNT ($000)
Foreign Government Securities — 1.4%

Republic of South Africa (South Africa) 8.00%, 1/31/2030	ZAR	1,296		82

Romania Government Bond (Romania) 2.75%, 2/26/2026 (b)	EUR	60		79

3.62%, 5/26/2030 (b)	EUR	58		81

Total Foreign Government Securities (Cost $232)				242

	NO. OF CONTRACTS
Options Purchased — 1.3%

Call Options Purchased — 1.2%

Aerospace & Defense — 0.1%

Airbus SE (France) 12/17/2021 at EUR 100.00, American Style Notional Amount: EUR 91 Exchange-Traded *	EUR	9		11

Boeing Co. (The) 1/21/2022 at USD 300.00, American Style Notional Amount: USD 70 Exchange-Traded *		3		3

INVESTMENTS	NO. OF CONTRACTS		VALUE ($000)

Aerospace & Defense — continued

Safran SA (France) 3/18/2022 at EUR 140.00, American Style Notional Amount: EUR 62 Exchange-Traded *	EUR	5	4

			18

Banks — 0.6%

Natwest Group plc (United Kingdom) 12/17/2021 at GBP 160.00, American Style Notional Amount: GBP 1 Exchange-Traded *	GBP	29	17

Signature Bank 9/17/2021 at USD 250.00, American Style Notional Amount: USD 201 Exchange-Traded *		8	21

Societe Generale SA (France) 12/17/2021 at EUR 20.00, American Style Notional Amount: EUR 118 Exchange-Traded *	EUR	50	26

UniCredit SpA (Germany) 12/16/2021 at EUR 10.00, American Style Notional Amount: EUR 97 Exchange-Traded *	EUR	113	6

Wells Fargo & Co. 1/21/2022 at USD 40.00, American Style Notional Amount: USD 90 Exchange-Traded *		20	15

			85

Beverages — 0.0% (c)

Heineken NV (Netherlands) 3/18/2022 at EUR 95.00, American Style Notional Amount: EUR 68 Exchange-Traded *	EUR	7	7

Construction & Engineering — 0.0% (c)

Vinci SA (France) 3/18/2022 at EUR 100.00, American Style Notional Amount: EUR 64 Exchange-Traded *	EUR	7	4

	PRINCIPAL AMOUNT ($000)

Foreign Exchange Currency Options — 0.0% (c)

Foreign Exchange USD/RUB 5/14/2021 at USD 80.25, Vanilla, European Style Notional Amount: USD 530 Counterparty: Citibank, NA *		530	—	(a)

	NO. OF CONTRACTS

Hotels, Restaurants & Leisure — 0.1%

Compass Group plc (United Kingdom) 3/18/2022 at GBP 1,700.00, American Style Notional Amount: GBP 1 Exchange-Traded *	GBP	3	5

Las Vegas Sands Corp. 1/21/2022 at USD 72.50, American Style Notional Amount: USD 67 Exchange-Traded *		11	4

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	NO. OF CONTRACTS		VALUE ($000)
Options Purchased — continued

Hotels, Restaurants & Leisure — continued

Marriott International, Inc. 1/21/2022 at USD 170.00, American Style Notional Amount: USD 74 Exchange-Traded *		5	4

Planet Fitness, Inc. 1/21/2022 at USD 95.00, American Style Notional Amount: USD 76 Exchange-Traded *		9	9

			22

Index Funds — 0.4%

EURO STOXX 50 Index (Germany) 8/20/2021 at EUR 4,050.00, European Style Notional Amount: EUR 715 Exchange-Traded *	EUR	18	18

S&P 500 Index 7/30/2021 at USD 4,250.00, European Style Notional Amount: USD 2,508 Exchange-Traded *		6	55

			73

Total Call Options Purchased			209

Put Options Purchased — 0.1%

Index Funds — 0.1%

S&P 500 Index 5/14/2021 at USD 4,100.00, European Style Notional Amount: USD 2,509 Exchange-Traded * (Cost $14)		6	13

Total Options Purchased (Cost $197)			222

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 25.2%

Foreign Government Treasury Bills — 10.9%

Japan Treasury Bills (Japan)

(0.10)%, 5/24/2021 (d)	JPY	89,900	822

(0.10)%, 6/21/2021 (d)	JPY	86,100	788

Letras do Tesouro Nacional (Brazil) 4.83%, 7/1/2023 (d)	BRL	2,000	318

Total Foreign Government Treasury Bills (Cost $1,984)			1,928

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment Companies — 14.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.09% (e) (f) (Cost $2,542)	2,541	2,542

Total Short-Term Investments (Cost $4,526)		4,470

Total Investments — 92.1% (Cost $13,633)		16,308
Other Assets Less Liabilities — 7.9%		1,398

NET ASSETS — 100.0%		17,706

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
PJSC	Public Joint Stock Company
USD	United States Dollar
ZAR	South African Rand
(a)	Amount rounds to less than one thousand.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	The rate shown is the effective yield as of April 30, 2021.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

Futures contracts outstanding as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	10	06/2021	AUD	1,074	4
E-Mini Industrial Select Sector	3	06/2021	USD	307	17
Euro-BTP	2	06/2021	EUR	354	(5)
STOXX 600 Banks Index	51	06/2021	EUR	406	14
STOXX 600 Insurance Index	16	06/2021	EUR	287	(1)

					29

Short Contracts
EURO STOXX 50 Index	(28)	06/2021	EUR	(1,324)	(35)
Euro-Bund	(2)	06/2021	EUR	(409)	4
MSCI Emerging Markets E-Mini Index	(7)	06/2021	USD	(468)	5
S&P 500 E-Mini Index	(14)	06/2021	USD	(2,922)	(126)
U.S. Treasury 10 Year Note	(42)	06/2021	USD	(5,548)	44
XAP Consumer Staples Index	(4)	06/2021	USD	(279)	(15)
XAU Utilities Index	(1)	06/2021	USD	(67)	(4)
XAV Health Care Index	(1)	06/2021	USD	(122)	(11)

					(138)

					(109)

Abbreviations

AUD	Australian Dollar
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of April 30, 2021 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
CNY	5,473	USD	841	Goldman Sachs International**	5/10/2021	4
TWD	23,791	USD	836	Citibank, NA**	5/10/2021	16
USD	861	TWD	23,791	Goldman Sachs International**	5/10/2021	9
BRL	1,007	USD	179	Goldman Sachs International**	5/27/2021	6
RUB	5,005	USD	66	Barclays Bank plc**	5/27/2021	1
USD	778	HKD	6,041	Citibank, NA	5/27/2021	—	(a)
USD	37	INR	2,713	Citibank, NA**	5/27/2021	—	(a)
USD	179	MXN	3,612	Barclays Bank plc	5/27/2021	1
CNY	5,704	USD	865	Citibank, NA**	7/13/2021	12
NOK	5,883	USD	701	Goldman Sachs International	7/27/2021	6
USD	899	AUD	1,164	Goldman Sachs International	7/27/2021	2
USD	1,611	JPY	175,503	Goldman Sachs International	7/27/2021	4
USD	179	SEK	1,514	Goldman Sachs International	7/27/2021	—	(a)

Total unrealized appreciation						61

USD	834	CNY	5,473	Citibank, NA**	5/10/2021	(12)
HKD	300	USD	39	Citibank, NA	5/27/2021	—	(a)
HKD	321	USD	41	TD Bank Financial Group	5/27/2021	—	(a)
KRW	64,161	USD	58	Goldman Sachs International**	5/27/2021	—	(a)
MXN	3,547	USD	178	Barclays Bank plc	5/27/2021	(3)
USD	469	BRL	2,692	Goldman Sachs International**	5/27/2021	(25)
USD	321	DKK	1,996	TD Bank Financial Group	5/27/2021	(2)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Amounts in thousands)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	36	HKD	278	TD Bank Financial Group	5/27/2021	— (a)
USD	45	INR	3,337	Barclays Bank plc**	5/27/2021	— (a)
USD	361	INR	27,266	Goldman Sachs International**	5/27/2021	(6)
USD	530	KRW	591,381	Citibank, NA**	5/27/2021	(2)
USD	291	RUB	22,083	Citibank, NA**	5/27/2021	(2)
USD	617	ZAR	8,987	Merrill Lynch International	5/27/2021	— (a)
ZAR	7,653	USD	534	Goldman Sachs International	5/27/2021	(8)
USD	841	TWD	23,791	Citibank, NA**	7/13/2021	(11)
USD	38	TWD	1,082	Goldman Sachs International**	7/13/2021	(1)
AUD	1,162	USD	898	Goldman Sachs International	7/27/2021	(2)
EUR	53	USD	64	Goldman Sachs International	7/27/2021	— (a)
USD	2,076	EUR	1,738	Goldman Sachs International	7/27/2021	(18)
USD	227	GBP	165	Goldman Sachs International	7/27/2021	— (a)

Total unrealized depreciation						(92)

Net unrealized depreciation						(31)

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CNY	China Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Republic Won
MXN	Mexican Peso
NOK	Norwegian Krone
RUB	Russian Ruble
SEK	Swedish Krona
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

Written Call Options Contracts as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
Foreign Exchange USD/RUB	Citibank, NA	530,000	USD 530	USD 80.25	5/14/2021	—(a)

Total Written Options Contracts (Premiums Received $2)						—(a)

Abbreviations

RUB	Russian Ruble
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — 105.4%

Common Stocks — 105.1%

Airlines — 1.6%

United Airlines Holdings, Inc. * (a)	185		10,072

Automobiles — 8.2%

Ferrari NV (Italy)	122		25,991

Tesla, Inc. * (a)	39		27,413

			53,404

Capital Markets — 5.9%

Blackstone Group, Inc. (The) (a)	298		26,404

Open Lending Corp., Class A *	312		12,197

			38,601

Communications Equipment — 2.0%

Motorola Solutions, Inc.	69		13,001

Diversified Financial Services — 4.1%

Berkshire Hathaway, Inc., Class B * (a)	96		26,350

Electric Utilities — 0.1%

NextEra Energy, Inc. (a)	8		622

Entertainment — 0.0% (b)

Netflix, Inc. * (a)	—	(c)	61

Food Products — 2.9%

Hershey Co. (The)	113		18,599

Health Care Providers & Services — 16.8%

Cigna Corp. (a)	213		53,007

UnitedHealth Group, Inc. (a)	140		55,773

			108,780

Hotels, Restaurants & Leisure — 3.1%

Norwegian Cruise Line Holdings Ltd. *	24		742

Royal Caribbean Cruises Ltd. *	224		19,439

			20,181

Interactive Media & Services — 4.8%

Alphabet, Inc., Class A *	—	(c)	71

Match Group, Inc. *	202		31,365

			31,436

Internet & Direct Marketing Retail — 0.0% (b)

Amazon.com, Inc. * (a)	—	(c)	69

IT Services — 25.1%

Fidelity National Information Services, Inc. (a)	399		61,051

Fiserv, Inc. * (a)	466		55,977

Mastercard, Inc., Class A	106		40,382

Twilio, Inc., Class A *	2		618

Visa, Inc., Class A (a)	20		4,664

			162,692

INVESTMENTS	SHARES (000)	VALUE ($000)

Life Sciences Tools & Services — 0.0% (b)

Thermo Fisher Scientific, Inc.	— (c)	67

Media — 15.3%

Altice USA, Inc., Class A *	654	23,731

Charter Communications, Inc., Class A * (a)	49	32,871

Liberty Media Corp.-Liberty SiriusXM, Class A * (a)	473	21,381

Liberty Media Corp.-Liberty SiriusXM, Class C * (a)	472	21,340

		99,323

Road & Rail — 3.0%

Canadian Pacific Railway Ltd. (Canada)	2	656

Lyft, Inc., Class A *	328	18,232

Uber Technologies, Inc. *	11	589

		19,477

Semiconductors & Semiconductor Equipment — 3.9%

NVIDIA Corp. (a)	1	632

NXP Semiconductors NV (Netherlands)	129	24,857

		25,489

Software — 8.3%

RingCentral, Inc., Class A * (a)	— (c)	61

Zscaler, Inc. * (a)	287	53,938

		53,999

Technology Hardware, Storage & Peripherals — 0.0% (b)

Apple, Inc. (a)	1	66

Total Common Stocks (Cost $585,265)		682,289

Short-Term Investments — 0.3%

Investment Companies — 0.3%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (d) (e) (Cost $2,093)	2,092	2,093

Total Long Positions (Cost $587,358)		684,382

Short Positions — (38.1)%

Common Stocks — (33.2)%

Electric Utilities — (2.1)%

Entergy Corp.	(34)	(3,749)

Pinnacle West Capital Corp.	(113)	(9,559)

		(13,308)

Food Products — (2.0)%

Hormel Foods Corp.	(52)	(2,416)

Kellogg Co.	(174)	(10,847)

		(13,263)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Health Care Providers & Services — (4.9)%

Magellan Health, Inc. *	(338)	(31,851)

Household Products — (2.0)%

Clorox Co. (The)	(17)	(3,086)

Colgate-Palmolive Co.	(40)	(3,224)

Kimberly-Clark Corp.	(24)	(3,152)

Procter & Gamble Co. (The)	(24)	(3,241)

		(12,703)

IT Services — (11.1)%

Cardtronics plc, Class A *	(922)	(35,812)

Perspecta, Inc.	(1,249)	(36,571)

		(72,383)

Machinery — (5.6)%

Navistar International Corp. *	(814)	(36,041)

Media — (5.5)%

Sirius XM Holdings, Inc.	(5,836)	(35,599)

Total Common Stocks (Proceeds $(212,270))		(215,148)

Exchange-Traded Funds — (4.9)%

U.S. Equity — (4.9)%

SPDR S&P 500 ETF Trust (Proceeds $(29,679))	(76)	(31,869)

Total Short Positions (Proceeds $(241,949))		(247,017)

Total Investments — 67.3% (Cost $345,409)		437,365
Other Assets Less Liabilities — 32.7%		211,661

NET ASSETS — 100.0%		649,026

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
SPDR	Standard & Poor’s Depository Receipts

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $169,898 and $246,822 respectively.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — 100.0%

Common Stocks — 86.6%

Aerospace & Defense — 1.4%

Howmet Aerospace, Inc. *	5		150

Northrop Grumman Corp.	1		337

Raytheon Technologies Corp.	10		817

			1,304

Air Freight & Logistics — 0.7%

FedEx Corp.	1		350

United Parcel Service, Inc., Class B	1		276

			626

Airlines — 0.1%

American Airlines Group, Inc. *	2		52

Auto Components — 0.6%

Aptiv plc *	—	(a)	49

Lear Corp.	—	(a)	68

Magna International, Inc. (Canada)	5		431

			548

Automobiles — 0.1%

General Motors Co. *	1		48

Banks — 3.1%

Bank of America Corp.	11		457

SVB Financial Group *	2		925

Truist Financial Corp.	8		480

Wells Fargo & Co.	23		1,045

			2,907

Beverages — 0.9%

Coca-Cola Co. (The)	4		202

Constellation Brands, Inc., Class A	1		168

PepsiCo, Inc.	4		516

			886

Biotechnology — 2.8%

AbbVie, Inc.	8		933

Biogen, Inc. *	2		451

BioMarin Pharmaceutical, Inc. *	2		194

Regeneron Pharmaceuticals, Inc. *	1		510

Vertex Pharmaceuticals, Inc. *	2		532

			2,620

Building Products — 1.9%

Carrier Global Corp.	7		318

Fortune Brands Home & Security, Inc.	1		139

Johnson Controls International plc	3		186

Trane Technologies plc	6		1,103

			1,746

INVESTMENTS	SHARES (000)		VALUE ($000)

Capital Markets — 2.4%

Ameriprise Financial, Inc.	—	(a)	56

Charles Schwab Corp. (The)	10		672

CME Group, Inc.	1		202

Intercontinental Exchange, Inc.	2		222

Morgan Stanley	5		437

State Street Corp.	6		511

T. Rowe Price Group, Inc.	1		187

			2,287

Chemicals — 3.9%

Air Products and Chemicals, Inc. (b)	1		222

Celanese Corp.	3		469

Corteva, Inc.	3		166

DuPont de Nemours, Inc.	14		1,069

Eastman Chemical Co. (b)	6		647

Linde plc (United Kingdom)	2		490

PPG Industries, Inc.	4		619

			3,682

Consumer Finance — 1.4%

American Express Co.	1		182

Capital One Financial Corp. (b)	7		1,092

			1,274

Containers & Packaging — 0.1%

Crown Holdings, Inc.	1		125

Diversified Financial Services — 0.2%

Voya Financial, Inc.	3		230

Electric Utilities — 1.7%

Evergy, Inc.	7		435

FirstEnergy Corp.	21		792

NextEra Energy, Inc.	4		281

Xcel Energy, Inc. (b)	2		124

			1,632

Electrical Equipment — 0.8%

AMETEK, Inc.	—	(a)	57

Eaton Corp. plc	5		684

			741

Electronic Equipment, Instruments & Components — 0.1%

TE Connectivity Ltd.	1		132

Energy Equipment & Services — 0.5%

Baker Hughes Co.	23		458

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Entertainment — 2.2%

Electronic Arts, Inc.	6		847

Endeavor Group Holdings, Inc., Class A *	22		611

Netflix, Inc. * (b)	1		655

			2,113

Equity Real Estate Investment Trusts (REITs) — 3.0%

Brixmor Property Group, Inc.	19		432

Camden Property Trust	3		354

Cousins Properties, Inc.	8		308

Equity LifeStyle Properties, Inc.	5		335

Host Hotels & Resorts, Inc. *	10		188

Invitation Homes, Inc.	3		102

Kimco Realty Corp.	12		248

Prologis, Inc.	2		252

SBA Communications Corp.	—	(a)	62

Sun Communities, Inc.	—	(a)	74

UDR, Inc.	7		314

Ventas, Inc.	1		69

WP Carey, Inc.	1		82

			2,820

Food Products — 0.5%

Hershey Co. (The)	1		176

Mondelez International, Inc., Class A	4		266

			442

Health Care Equipment & Supplies — 2.8%

Becton Dickinson and Co.	2		490

Boston Scientific Corp. *	10		415

Danaher Corp.	1		193

Medtronic plc	6		789

Teleflex, Inc.	—	(a)	181

Zimmer Biomet Holdings, Inc.	3		614

			2,682

Health Care Providers & Services — 2.1%

Centene Corp. *	8		486

Cigna Corp. (b)	2		575

CVS Health Corp.	7		509

UnitedHealth Group, Inc. (b)	1		392

			1,962

Hotels, Restaurants & Leisure — 2.8%

Booking Holdings, Inc. *	—	(a)	476

Darden Restaurants, Inc.	3		424

Hilton Worldwide Holdings, Inc. *	1		95

INVESTMENTS	SHARES (000)		VALUE ($000)

Hotels, Restaurants & Leisure — continued

Las Vegas Sands Corp. *	3		196

McDonald’s Corp.	3		822

Yum! Brands, Inc. (b)	6		662

			2,675

Household Durables — 1.0%

KB Home	8		400

Lennar Corp., Class A	1		126

Mohawk Industries, Inc. *	—	(a)	78

Toll Brothers, Inc.	5		300

			904

Household Products — 0.2%

Kimberly-Clark Corp.	—	(a)	30

Procter & Gamble Co. (The)	1		157

			187

Industrial Conglomerates — 0.0% (c)

Roper Technologies, Inc.	—	(a)	45

Insurance — 1.2%

Chubb Ltd.	1		189

Hartford Financial Services Group, Inc. (The)	4		281

Lincoln National Corp.	1		66

Marsh & McLennan Cos., Inc.	1		81

Progressive Corp. (The)	1		74

Prudential Financial, Inc.	4		384

RenaissanceRe Holdings Ltd. (Bermuda)	—	(a)	68

			1,143

Interactive Media & Services — 3.4%

Alphabet, Inc., Class A *	—	(a)	198

Alphabet, Inc., Class C * (b)	1		1,421

Facebook, Inc., Class A *	4		1,147

ZoomInfo Technologies, Inc., Class A *	8		409

			3,175

Internet & Direct Marketing Retail — 2.1%

Amazon.com, Inc. * (b)	—	(a)	1,647

DoorDash, Inc., Class A *	3		366

			2,013

IT Services —4.0%

Fiserv, Inc. * (b)	3		412

FleetCor Technologies, Inc. *	2		702

Mastercard, Inc., Class A (b)	5		1,906

Shopify, Inc., Class A (Canada) *	—	(a)	294

WEX, Inc. *	2		459

			3,773

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued

Life Sciences Tools & Services — 0.4%

Thermo Fisher Scientific, Inc.	1	373

Machinery — 3.7%

Deere & Co.	2	902

Ingersoll Rand, Inc. *	16	786

Parker-Hannifin Corp. (b)	2	602

Stanley Black & Decker, Inc. (b)	6	1,242

		3,532

Media — 2.8%

Charter Communications, Inc., Class A *	1	652

Comcast Corp., Class A	11	606

Discovery, Inc., Class C *	42	1,372

		2,630

Metals & Mining — 0.3%

Freeport-McMoRan, Inc.	9	324

Multiline Retail — 0.3%

Dollar General Corp.	1	144

Dollar Tree, Inc. *	1	137

		281

Multi-Utilities — 1.4%

CenterPoint Energy, Inc.	33	806

Sempra Energy	4	500

		1,306

Oil, Gas & Consumable Fuels — 5.8%

Cabot Oil & Gas Corp.	8	129

Cheniere Energy, Inc. *	8	649

Cimarex Energy Co.	4	236

ConocoPhillips	17	872

Diamondback Energy, Inc.	24	1,985

EOG Resources, Inc.	3	198

Pioneer Natural Resources Co. (b)	6	989

TC Energy Corp. (Canada)	4	190

Williams Cos., Inc. (The)	11	277

		5,525

Personal Products — 0.9%

Estee Lauder Cos., Inc. (The), Class A	3	820

Pharmaceuticals — 1.1%

Bristol-Myers Squibb Co.	9	561

Elanco Animal Health, Inc. *	4	139

Eli Lilly & Co.	2	373

		1,073

INVESTMENTS	SHARES (000)		VALUE ($000)

Professional Services — 1.7%

Booz Allen Hamilton Holding Corp.	3		262

IHS Markit Ltd.	6		658

Leidos Holdings, Inc. (b)	7		685

			1,605

Road & Rail — 4.3%

Canadian Pacific Railway Ltd. (Canada)	1		282

CSX Corp.	5		523

Lyft, Inc., Class A *	24		1,324

Norfolk Southern Corp. (b)	4		995

Old Dominion Freight Line, Inc.	1		381

Uber Technologies, Inc. * (b)	6		318

Union Pacific Corp.	1		265

			4,088

Semiconductors & Semiconductor Equipment — 5.3%

Advanced Micro Devices, Inc. * (b)	7		605

Analog Devices, Inc. (b)	5		752

Applied Materials, Inc.	1		143

Lam Research Corp. (b)	1		656

Marvell Technology, Inc.	6		288

Microchip Technology, Inc.	1		137

Micron Technology, Inc. *	8		730

NXP Semiconductors NV (Netherlands)	5		1,052

ON Semiconductor Corp. *	6		242

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	1		96

Texas Instruments, Inc.	2		284

			4,985

Software — 3.3%

Ceridian HCM Holding, Inc. *	11		1,084

Coupa Software, Inc. *	1		264

Intuit, Inc. (b)	1		538

Microsoft Corp. (b)	3		794

Paylocity Holding Corp. *	—	(a)	78

Workday, Inc., Class A *	1		320

			3,078

Specialty Retail — 3.7%

AutoZone, Inc. *	—	(a)	647

Best Buy Co., Inc.	2		283

Burlington Stores, Inc. *	1		305

Home Depot, Inc. (The)	1		207

Lowe’s Cos., Inc. (b)	6		1,082

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	21

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued

Specialty Retail — continued

O’Reilly Automotive, Inc. * (b)	2	952

Ross Stores, Inc.	— (a)	26

TJX Cos., Inc. (The)	— (a)	34

		3,536

Technology Hardware, Storage & Peripherals — 2.0%

Hewlett Packard Enterprise Co.	39	632

Seagate Technology plc	14	1,282

		1,914

Textiles, Apparel & Luxury Goods — 0.8%

Carter’s, Inc. *	1	130

NIKE, Inc., Class B	4	578

		708

Wireless Telecommunication Services — 0.8%

T-Mobile US, Inc. * (b)	5	724

Total Common Stocks (Cost $54,766)		81,734

Short-Term Investments — 13.4%

Investment Companies — 13.4%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (d) (e) (Cost $12,593)	12,590	12,596

Total Long Positions (Cost $67,359)		94,330

Short Positions — (75.6)%

Common Stocks — (75.6)%

Aerospace & Defense — (1.8)%

Boeing Co. (The) *	(2)	(396)

HEICO Corp.	(1)	(202)

Hexcel Corp. *	(2)	(109)

Huntington Ingalls Industries, Inc.	(2)	(480)

L3Harris Technologies, Inc.	(1)	(116)

Lockheed Martin Corp.	— (a)	(110)

Textron, Inc.	(5)	(299)

		(1,712)

Air Freight & Logistics — (0.7)%

CH Robinson Worldwide, Inc.	(3)	(288)

Expeditors International of Washington, Inc.	(3)	(357)

		(645)

Airlines — (0.1)%

United Airlines Holdings, Inc. *	(1)	(51)

INVESTMENTS	SHARES (000)	VALUE ($000)

Auto Components — (0.4)%

Autoliv, Inc. (Sweden) *	(4)	(380)

Automobiles — (0.2)%

Ford Motor Co. *	(5)	(60)

Harley-Davidson, Inc.	(2)	(93)

		(153)

Banks — (3.2)%

Associated Banc-Corp.	(3)	(66)

Citizens Financial Group, Inc.	(8)	(371)

First Republic Bank	(2)	(395)

Huntington Bancshares, Inc.	(35)	(529)

KeyCorp	(23)	(491)

PNC Financial Services Group, Inc. (The)	(5)	(887)

US Bancorp	(5)	(290)

		(3,029)

Beverages — (0.1)%

Brown-Forman Corp., Class B	(1)	(64)

Biotechnology — (2.3)%

Amgen, Inc.	(5)	(1,189)

Gilead Sciences, Inc.	(15)	(971)

		(2,160)

Building Products — (0.3)%

Lennox International, Inc.	(1)	(187)

Masco Corp.	(1)	(66)

		(253)

Capital Markets — (3.9)%

BlackRock, Inc.	(1)	(800)

Franklin Resources, Inc.	(7)	(197)

Moody’s Corp.	(2)	(775)

MSCI, Inc.	(1)	(713)

Nasdaq, Inc.	(3)	(504)

Northern Trust Corp.	(6)	(668)

		(3,657)

Chemicals — (0.9)%

Albemarle Corp.	— (a)	(52)

Dow, Inc.	(4)	(281)

Ecolab, Inc.	— (a)	(85)

RPM International, Inc.	(3)	(284)

Sherwin-Williams Co. (The)	— (a)	(111)

		(813)

Commercial Services & Supplies — (0.6)%

Republic Services, Inc.	(5)	(531)

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Construction Materials — (0.1)%

Martin Marietta Materials, Inc.	— (a)	(92)

Vulcan Materials Co.	— (a)	(37)

		(129)

Consumer Finance — (0.3)%

Discover Financial Services	(3)	(302)

Containers & Packaging — (2.4)%

Avery Dennison Corp.	— (a)	(60)

Ball Corp.	(3)	(312)

International Paper Co.	(14)	(783)

Packaging Corp. of America	(1)	(89)

Sealed Air Corp.	(6)	(275)

Silgan Holdings, Inc.	(6)	(258)

Sonoco Products Co.	(8)	(519)

		(2,296)

Diversified Telecommunication Services — (2.0)%

AT&T, Inc.	(29)	(922)

Lumen Technologies, Inc.	(44)	(568)

Verizon Communications, Inc.	(6)	(372)

		(1,862)

Electric Utilities — (1.4)%

American Electric Power Co., Inc.	(7)	(617)

Southern Co. (The)	(11)	(698)

		(1,315)

Electrical Equipment — (1.5)%

Acuity Brands, Inc.	(6)	(1,033)

Hubbell, Inc.	(2)	(291)

Rockwell Automation, Inc.	— (a)	(94)

		(1,418)

Electronic Equipment, Instruments & Components — (0.2)%

Cognex Corp.	(2)	(194)

Energy Equipment & Services — (1.0)%

Halliburton Co.	(32)	(633)

Schlumberger NV	(11)	(294)

		(927)

Entertainment — (3.1)%

AMC Entertainment Holdings, Inc., Class A *	(42)	(426)

Spotify Technology SA *	(4)	(971)

Take-Two Interactive Software, Inc. *	(8)	(1,490)

		(2,887)

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — (3.7)%

AvalonBay Communities, Inc.	(1)	(239)

Crown Castle International Corp.	(1)	(281)

Duke Realty Corp.	(5)	(243)

Equity Residential	(5)	(351)

Iron Mountain, Inc.	(20)	(790)

National Retail Properties, Inc.	(10)	(459)

Simon Property Group, Inc.	(6)	(756)

SL Green Realty Corp.	(4)	(271)

Vornado Realty Trust	(2)	(108)

		(3,498)

Food & Staples Retailing — (4.8)%

Costco Wholesale Corp.	(1)	(262)

Kroger Co. (The)	(47)	(1,710)

Sysco Corp.	(3)	(223)

Walgreens Boots Alliance, Inc.	(18)	(941)

Walmart, Inc.	(11)	(1,493)

		(4,629)

Food Products — (1.7)%

Campbell Soup Co.	(8)	(385)

Conagra Brands, Inc.	(8)	(309)

General Mills, Inc.	(5)	(317)

Kellogg Co.	(10)	(615)

		(1,626)

Gas Utilities — (0.1)%

National Fuel Gas Co.	(2)	(124)

Health Care Equipment & Supplies — (1.9)%

Abbott Laboratories	(4)	(485)

Baxter International, Inc.	(4)	(372)

Stryker Corp.	(3)	(905)

		(1,762)

Health Care Providers & Services — (0.2)%

Henry Schein, Inc. *	(3)	(208)

Health Care Technology — (0.4)%

Cerner Corp.	(5)	(392)

Hotels, Restaurants & Leisure — (0.8)%

Chipotle Mexican Grill, Inc. *	— (a)	(194)

Marriott International, Inc., Class A *	(1)	(82)

Starbucks Corp.	(4)	(475)

		(751)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	23

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Household Durables — (0.4)%

NVR, Inc. *	— (a)	(135)

PulteGroup, Inc.	(4)	(228)

		(363)

Household Products — (1.4)%

Clorox Co. (The)	(6)	(1,016)

Colgate-Palmolive Co.	(4)	(305)

		(1,321)

Industrial Conglomerates — (2.3)%

3M Co.	(6)	(1,090)

General Electric Co.	(83)	(1,089)

		(2,179)

Insurance — (1.7)%

Aflac, Inc.	(4)	(232)

Allstate Corp. (The)	(5)	(614)

Axis Capital Holdings Ltd.	(2)	(121)

Globe Life, Inc.	(1)	(91)

MetLife, Inc.	(2)	(107)

Travelers Cos., Inc. (The)	(3)	(428)

		(1,593)

Internet & Direct Marketing Retail — (0.2)%

eBay, Inc.	(3)	(156)

IT Services — (3.1)%

Automatic Data Processing, Inc.	— (a)	(87)

Cognizant Technology Solutions Corp., Class A	(3)	(268)

EPAM Systems, Inc. *	— (a)	(130)

Global Payments, Inc.	(1)	(225)

Infosys Ltd., ADR (India)	(16)	(296)

International Business Machines Corp.	(1)	(151)

Paychex, Inc.	(6)	(605)

PayPal Holdings, Inc. *	(1)	(142)

Snowflake, Inc., Class A *	(1)	(276)

Western Union Co. (The)	(28)	(719)

		(2,899)

Life Sciences Tools & Services — (0.3)%

Agilent Technologies, Inc.	(2)	(311)

Machinery — (1.9)%

Caterpillar, Inc.	(3)	(742)

Illinois Tool Works, Inc.	(3)	(706)

PACCAR, Inc.	(4)	(359)

		(1,807)

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — (4.8)%

Discovery, Inc., Class A *	(38)	(1,448)

Interpublic Group of Cos., Inc. (The)	(39)	(1,226)

Omnicom Group, Inc.	(12)	(982)

ViacomCBS, Inc.	(22)	(921)

		(4,577)

Multiline Retail — (0.9)%

Macy’s, Inc. *	(38)	(636)

Nordstrom, Inc. *	(5)	(193)

		(829)

Multi-Utilities — (1.6)%

Consolidated Edison, Inc.	(12)	(944)

Dominion Energy, Inc.	(7)	(575)

		(1,519)

Oil, Gas & Consumable Fuels — (4.7)%

APA Corp.	(9)	(189)

Devon Energy Corp.	(25)	(580)

Enbridge, Inc. (Canada)	(33)	(1,290)

Exxon Mobil Corp.	(18)	(1,056)

Hess Corp.	(11)	(855)

HollyFrontier Corp.	(5)	(160)

Marathon Oil Corp.	(35)	(392)

		(4,522)

Paper & Forest Products — (0.3)%

Domtar Corp. *	(7)	(294)

Personal Products — (0.1)%

Coty, Inc., Class A *	(13)	(132)

Pharmaceuticals — (1.6)%

Johnson & Johnson	(4)	(586)

Pfizer, Inc.	(24)	(917)

Viatris, Inc. *	(1)	(10)

		(1,513)

Professional Services — (0.4)%

TransUnion	(4)	(398)

Road & Rail — (1.4)%

Canadian National Railway Co. (Canada)	(2)	(226)

Heartland Express, Inc.	(16)	(299)

JB Hunt Transport Services, Inc.	(2)	(358)

Werner Enterprises, Inc.	(9)	(394)

		(1,277)

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Semiconductors & Semiconductor Equipment — (3.4)%

Broadcom, Inc.	(2)	(1,047)

Intel Corp.	(24)	(1,377)

QUALCOMM, Inc.	(6)	(786)

		(3,210)

Software — (1.0)%

Adobe, Inc. *	(1)	(259)

Anaplan, Inc. *	(2)	(96)

Citrix Systems, Inc.	(2)	(206)

Palantir Technologies, Inc., Class A *	(9)	(203)

VMware, Inc., Class A *	(1)	(143)

		(907)

Specialty Retail — (0.2)%

Ulta Beauty, Inc. *	— (a)	(51)

Williams-Sonoma, Inc.	(1)	(183)

		(234)

Technology Hardware, Storage & Peripherals — (3.0)%

Apple, Inc.	(8)	(1,052)

HP, Inc.	(33)	(1,125)

Western Digital Corp. *	(7)	(514)

Xerox Holdings Corp.	(4)	(95)

		(2,786)

Textiles, Apparel & Luxury Goods — (0.2)%

Lululemon Athletica, Inc. *	— (a)	(44)

VF Corp.	(1)	(120)

		(164)

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — (0.3)%

Fastenal Co.	(6)	(288)

Water Utilities — (0.3)%

Essential Utilities, Inc.	(6)	(306)

Total Common Stocks (Proceeds $(65,774))		(71,353)

Total Short Positions (Proceeds $(65,774))		(71,353)

Total Investments — 24.4% (Cost $1,585)		22,977
Other Assets Less Liabilities — 75.6%		71,346

NET ASSETS — 100.0%		94,323

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt

(a)	Amount rounds to less than one thousand.
(b)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $18,431 and $71,488 respectively.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
S&P 500 E-Mini Index	(10)	06/2021	USD	(2,087)	3

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Macro Opportunities Fund		JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$13,544		$682,289		$81,734
Investments in affiliates, at value	2,542		2,093		12,596
Options purchased, at value	222		—		—
Restricted cash for exchange-traded options	759		—		—
Cash	258		4		—	(a)
Foreign currency, at value	138		—		—
Deposits at broker for futures contracts	—		—		142
Deposits at broker for securities sold short	—		246,822		71,488
Receivables:
Investment securities sold	—		30,293		1,809
Fund shares sold	—		846		48
Interest from non-affiliates	4		—		—
Dividends from non-affiliates	11		410		40
Dividends from affiliates	—	(a)	—	(a)	1
Tax reclaims	2		—		—
Securities lending income (See Note 2.C.)	—	(a)	—		—
Variation margin on futures contracts	385		—		17
Unrealized appreciation on forward foreign currency exchange contracts	61		—		—
Due from adviser	9		—		—

Total Assets	17,935		962,757		167,875

LIABILITIES:
Payables:
Securities sold short, at value	—		247,017		71,353
Dividend expense to non-affiliates on securities sold short	—		94		60
Investment securities purchased	29		65,344		1,892
Interest expense to non-affiliates on securities sold short	—		242		10
Fund shares redeemed	—		215		111
Unrealized depreciation on forward foreign currency exchange contracts	92		—		—
Outstanding options written, at fair value	—	(a)	—		—
Accrued liabilities:
Investment advisory fees	—		626		13
Administration fees	—		39		—
Distribution fees	—	(a)	10		4
Service fees	4		75		19
Custodian and accounting fees	7		8		11
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Other	97		61		79

Total Liabilities	229		313,731		73,552

Net Assets	$17,706		$649,026		$94,323

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

	JPMorgan Macro Opportunities Fund	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$15,629	$522,668	$112,740
Total distributable earnings (loss)	2,077	126,358	(18,417)

Total Net Assets	$17,706	$649,026	$94,323

Net Assets:
Class A	$50	$28,818	$13,709
Class C	22	6,377	1,559
Class I	17,612	337,882	79,055
Class R6	22	275,949	—

Total	$17,706	$649,026	$94,323

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3	1,265	1,116
Class C	1	290	141
Class I	1,048	14,588	6,023
Class R6	1	11,732	—

Net Asset Value (a):
Class A — Redemption price per share	$16.76	$22.78	$12.29
Class C — Offering price per share (b)	16.68	21.97	11.00
Class I — Offering and redemption price per share	16.81	23.16	13.13
Class R6 — Offering and redemption price per share	16.83	23.52	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.69	$24.04	$12.97

Cost of investments in non-affiliates	$10,894	$585,265	$54,766
Cost of investments in affiliates	2,542	2,093	12,593
Cost of options purchased	197	—	—
Cost of foreign currency	139	—	—
Proceeds from securities sold short	—	241,949	65,774
Premiums received from options written	2	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

(Amounts in thousands)

	JPMorgan Macro Opportunities Fund		JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$16		$—	$—
Dividend income from non-affiliates	73		1,980	702
Dividend income from affiliates	1		7	4
Income from securities lending (net) (See Note 2.C.)	—	(a)	—	—
Foreign taxes withheld (net)	(8)		—	—

Total investment income	82		1,987	706

EXPENSES:
Investment advisory fees	50		3,446	190
Administration fees	6		215	41
Distribution fees:
Class A	—	(a)	32	19
Class C	—	(a)	21	7
Service fees:
Class A	—	(a)	32	19
Class C	—	(a)	7	2
Class I	21		356	115
Custodian and accounting fees	22		20	18
Interest expense to affiliates	—	(a)	—	—
Professional fees	86		49	29
Trustees’ and Chief Compliance Officer’s fees	13		14	12
Printing and mailing costs	—	(a)	19	1
Registration and filing fees	56		43	33
Transfer agency fees (See Note 2.H.)	—	(a)	5	3
Offering costs (See Note 2.F.)	10		—	—
Dividend expense to non-affiliates on securities sold short	—		2,903	1,054
Interest expense to non-affiliates on securities sold short	—		764	87
Other	5		7	3

Total expenses	269		7,933	1,633

Less fees waived	(58)		(19)	(101)
Less expense reimbursements	(131)		—	—

Net expenses	80		7,914	1,532

Net investment income (loss)	2		(5,927)	(826)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	731		87,572	20,995
Investments in affiliates	—	(a)	1	3
Options purchased	(317)		(1,180)	—
Futures contracts	(473)		—	(555)
Securities sold short	—		(28,527)	(18,371)
Foreign currency transactions	60		—	—
Forward foreign currency exchange contracts	51		—	—
Options written	132		84	—

Net realized gain (loss)	184		57,950	2,072

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,532		33,785	14,117
Investments in affiliates	—	(a)	— (a)	(3)
Options purchased	94		—	—
Futures contracts	(327)		—	(82)
Securities sold short	—		(5,936)	(14,057)
Foreign currency translations	—	(a)	—	—
Forward foreign currency exchange contracts	(51)		—	—
Options written	2		—	—

Change in net unrealized appreciation/depreciation	1,250		27,849	(25)

Net realized/unrealized gains (losses)	1,434		85,799	2,047

Change in net assets resulting from operations	$1,436		$79,872	$1,221

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Macro Opportunities Fund		JPMorgan Opportunistic Equity Long/Short Fund
	Six Months Ended April 30, 2021 (Unaudited)	Period Ended October 31, 2020 (a)	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2	$6	$(5,927)	$(4,527)
Net realized gain (loss)	184	(892)	57,950	29,177
Change in net unrealized appreciation/depreciation	1,250	1,287	27,849	40,552

Change in net assets resulting from operations	1,436	401	79,872	65,202

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	—	(917)	—
Class C	—	—	(222)	—
Class I	—	—	(10,332)	(191)
Class R6 (b)	—	—	(9,872)	(727)

Total distributions to shareholders	—	—	(21,343)	(918)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	838	15,031	104,981	102,197

NET ASSETS:
Change in net assets	2,274	15,432	163,510	166,481
Beginning of period	15,432	—	485,516	319,035

End of period	$17,706	$15,432	$649,026	$485,516

(a)	Commencement of operations was April 15, 2020.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan Macro Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(826)	$(1,092)
Net realized gain (loss)	2,072	4,294
Change in net unrealized appreciation/depreciation	(25)	4,263

Change in net assets resulting from operations	1,221	7,465

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,124)	(1,559)
Class C	(159)	(450)
Class I	(6,901)	(2,527)
Class L (a)	—	(1,689)

Total distributions to shareholders	(8,184)	(6,225)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(40,153)	77,802

NET ASSETS:
Change in net assets	(47,116)	79,042
Beginning of period	141,439	62,397

End of period	$94,323	$141,439

(a)	On July 2, 2020, the Fund’s Class L Shares were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

	JPMorgan Macro Opportunities Fund			JPMorgan Opportunistic Equity Long/Short Fund
	Six Months Ended April 30, 2021 (Unaudited)	Period Ended October 31, 2020 (a)		Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$89	$33		$9,261	$10,155
Distributions reinvested	—	—		911	—
Cost of shares redeemed	(69)	(7)		(4,729)	(11,256)

Change in net assets resulting from Class A capital transactions	20	26		5,443	(1,101)

Class C
Proceeds from shares issued	—	20		1,361	2,177
Distributions reinvested	—	—		218	—
Cost of shares redeemed	—	—		(331)	(684)

Change in net assets resulting from Class C capital transactions	—	20		1,248	1,493

Class I
Proceeds from shares issued	823	14,965		144,298	180,729
Distributions reinvested	—	—		10,185	185
Cost of shares redeemed	(5)	—		(71,275)	(115,513)

Change in net assets resulting from Class I capital transactions	818	14,965		83,208	65,401

Class R6 (b)
Proceeds from shares issued	—	20		37,339	93,501
Distributions reinvested	—	—		2,262	131
Cost of shares redeemed	—	—		(24,519)	(57,228)

Change in net assets resulting from Class R6 capital transactions	—	20		15,082	36,404

Total change in net assets resulting from capital transactions	$838	$15,031		$104,981	$102,197

SHARE TRANSACTIONS:
Class A
Issued	5	2		419	515
Reinvested	—	—		43	—
Redeemed	(4)	—	(c)	(215)	(613)

Change in Class A Shares	1	2		247	(98)

Class C
Issued	—	1		64	115
Reinvested	—	—		10	—
Redeemed	—	—		(15)	(38)

Change in Class C Shares	—	1		59	77

Class I
Issued	51	998		6,478	9,392
Reinvested	—	—		471	11
Redeemed	(1)	—		(3,206)	(6,104)

Change in Class I Shares	50	998		3,743	3,299

Class R6 (b)
Issued	—	1		1,646	4,846
Reinvested	—	—		103	7
Redeemed	—	—		(1,090)	(3,003)

Change in Class R6 Shares	—	1		659	1,850

(a)	Commencement of operations was April 15, 2020.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan Macro Opportunities Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,200	$10,274
Distributions reinvested	1,075	1,461
Cost of shares redeemed	(6,857)	(7,858)

Change in net assets resulting from Class A capital transactions	(3,582)	3,877

Class C
Proceeds from shares issued	313	1,554
Distributions reinvested	159	426
Cost of shares redeemed	(721)	(3,621)

Change in net assets resulting from Class C capital transactions	(249)	(1,641)

Class I
Proceeds from shares issued	28,134	128,845
Distributions reinvested	6,758	2,418
Cost of shares redeemed	(71,214)	(65,906)
Conversion from Class L Shares	—	26,571

Change in net assets resulting from Class I capital transactions	(36,322)	91,928

Class L (a)
Proceeds from shares issued	—	17,165
Distributions reinvested	—	1,660
Cost of shares redeemed	—	(8,616)
Conversion to Class I Shares	—	(26,571)

Change in net assets resulting from Class L capital transactions	—	(16,362)

Total change in net assets resulting from capital transactions	$(40,153)	$77,802

SHARE TRANSACTIONS:
Class A
Issued	179	812
Reinvested	90	126
Redeemed	(552)	(628)

Change in Class A Shares	(283)	310

Class C
Issued	27	136
Reinvested	15	40
Redeemed	(67)	(319)

Change in Class C Shares	(25)	(143)

Class I
Issued	2,149	9,519
Reinvested	532	197
Redeemed	(5,436)	(4,916)
Conversion from Class L Shares	—	1,971

Change in Class I Shares	(2,755)	6,771

Class L (a)
Issued	—	1,254
Reinvested	—	132
Redeemed	—	(651)
Conversion to Class I Shares	—	(1,917)

Change in Class L Shares	—	(1,182)

(a)	On July 2, 2020, the Fund’s Class L Shares were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations
JPMorgan Macro Opportunities Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$15.38	$(0.02)	$1.40	$1.38
April 15, 2020 (g) through October 31, 2020	15.00	(0.01)	0.39	0.38

Class C
Six Months Ended April 30, 2021 (Unaudited)	15.34	(0.06)	1.40	1.34
April 15, 2020 (g) through October 31, 2020	15.00	(0.06)	0.40	0.34

Class I
Six Months Ended April 30, 2021 (Unaudited)	15.40	— (h)	1.41	1.41
April 15, 2020 (g) through October 31, 2020	15.00	— (h)	0.40	0.40

Class R6
Six Months Ended April 30, 2021 (Unaudited)	15.41	0.02	1.40	1.42
September 30, 2020 (i) through October 31, 2020	15.35	0.01	0.05	0.06

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)

$16.76	8.97%	$50	1.21%	(0.24)%	3.42%	60%
15.38	2.53	27	1.20	(0.18)	5.12	49

16.68	8.74	22	1.71	(0.73)	3.93	60
15.34	2.27	20	1.70	(0.70)	5.76	49

16.81	9.16	17,612	0.96	0.02	3.15	60
15.40	2.67	15,365	0.95	0.05	4.24	49

16.83	9.21	22	0.71	0.27	2.91	60
15.41	0.39	20	0.77	0.84	7.24	49

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$20.54	$(0.26)	$3.39	$3.13	$—	$(0.89)	$(0.89)
Year Ended October 31, 2020	17.34	(0.29)	3.49	3.20	—	—	—
Year Ended October 31, 2019	18.22	— (h)	(0.55)	(0.55)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.13	(0.21)	0.53	0.32	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.12	(0.19)	2.46	2.27	—	(1.26)	(1.26)
Year Ended October 31, 2016	17.37	(0.16)	0.07	(0.09)	—	(0.16)	(0.16)

Class C
Six Months Ended April 30, 2021 (Unaudited)	19.88	(0.31)	3.29	2.98	—	(0.89)	(0.89)
Year Ended October 31, 2020	16.87	(0.39)	3.40	3.01	—	—	—
Year Ended October 31, 2019	17.83	(0.08)	(0.55)	(0.63)	—	(0.33)	(0.33)
Year Ended October 31, 2018	17.83	(0.29)	0.52	0.23	—	(0.23)	(0.23)
Year Ended October 31, 2017	16.94	(0.27)	2.42	2.15	—	(1.26)	(1.26)
Year Ended October 31, 2016	17.27	(0.24)	0.07	(0.17)	—	(0.16)	(0.16)

Class I
Six Months Ended April 30, 2021 (Unaudited)	20.84	(0.24)	3.45	3.21	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.58	(0.27)	3.56	3.29	(0.03)	—	(0.03)
Year Ended October 31, 2019	18.43	0.07	(0.59)	(0.52)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.28	(0.16)	0.54	0.38	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.21	(0.14)	2.47	2.33	—	(1.26)	(1.26)
Year Ended October 31, 2016	17.42	(0.12)	0.07	(0.05)	—	(0.16)	(0.16)

Class R6
Six Months Ended April 30, 2021 (Unaudited)	21.13	(0.21)	3.49	3.28	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.83	(0.21)	3.59	3.38	(0.08)	—	(0.08)
Year Ended October 31, 2019	18.63	0.17	(0.64)	(0.47)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.44	(0.12)	0.54	0.42	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.31	(0.10)	2.49	2.39	—	(1.26)	(1.26)
Year Ended October 31, 2016	17.48	(0.08)	0.07	(0.01)	—	(0.16)	(0.16)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.82% and 1.83% for the six months ended April 30, 2021, 1.81% and 1.86% for the year ended October 31, 2020, 1.79% and 1.90% for the year ended October 31, 2019, 1.82% and 1.90% for the year ended October 31, 2018, 1.83% and 2.02% for the year ended October 31, 2017 and 1.80% and 2.07% for the year ended October 31, 2016; for Class C are 2.32% and 2.33% for the six months ended April 30, 2021, 2.32% and 2.38% for the year ended October 31, 2020, 2.28% and 2.39% for the year ended October 31, 2019, 2.32% and 2.40% for the year ended October 31, 2018, 2.31% and 2.52% for the year ended October 31, 2017 and 2.29% and 2.52% for the year ended October 31, 2016; for Class I are 1.57% and 1.58% for the six months ended April 30, 2021, 1.57% and 1.61% for the year ended October 31, 2020, 1.53% and 1.64% for the year ended October 31, 2019, 1.57% and 1.65% for the year ended October 31, 2018, 1.56% and 1.73% for the year ended October 31, 2017 and 1.54% and 1.71% for the year ended October 31, 2016; for Class R6 are 1.32% and 1.33% for the six months ended April 30, 2021, 1.31% and 1.35% for the year ended October 31, 2020, 1.29% and 1.39% for the year ended October 31, 2019, 1.32% and 1.38% for the year ended October 31, 2018, 1.31% and 1.47% for the year ended October 31, 2017 and 1.29% and 1.60% for the year ended October 31, 2016, respectively.

(g)	Interest expense on securities sold short is 0.27%.
(h)	Amount rounds to less than $0.005.
(i)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)

$22.78	15.52%	$28,818	3.10	%(g)	(2.40)%	3.11%	261%	477%
20.54	18.45	20,914	2.28		(1.54)	2.33	511	1,058
17.34	(3.10)	19,352	2.25		0.00 (i)	2.36	636	1,232
18.22	1.80	50,803	2.55		(1.11)	2.63	548	995
18.13	13.58	49,338	2.42		(1.05)	2.61	493	795
17.12	(0.53)	43,298	2.26		(0.96)	2.53	463	749

21.97	15.27	6,377	3.60	(g)	(2.91)	3.61	261	477
19.88	17.84	4,596	2.79		(2.12)	2.85	511	1,058
16.87	(3.62)	2,599	2.74		(0.45)	2.85	636	1,232
17.83	1.32	3,544	3.05		(1.61)	3.13	548	995
17.83	13.00	2,594	2.90		(1.53)	3.11	493	795
16.94	(1.00)	3,273	2.75		(1.46)	2.98	463	749

23.16	15.68	337,882	2.85	(g)	(2.16)	2.86	261	477
20.84	18.71	226,048	2.04		(1.38)	2.08	511	1,058
17.58	(2.89)	132,665	1.99		0.40	2.10	636	1,232
18.43	2.12	151,261	2.30		(0.87)	2.38	548	995
18.28	13.86	103,091	2.15		(0.81)	2.32	493	795
17.21	(0.29)	158,589	2.00		(0.69)	2.17	463	749

23.52	15.80	275,949	2.60	(g)	(1.91)	2.61	261	477
21.13	19.01	233,958	1.78		(1.09)	1.82	511	1,058
17.83	(2.59)	164,419	1.75		0.91	1.85	636	1,232
18.63	2.32	56,436	2.05		(0.66)	2.11	548	995
18.44	14.13	6,350	1.90		(0.56)	2.06	493	795
17.31	(0.06)	8,432	1.75		(0.45)	2.06	463	749

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Research Market Neutral Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$13.01	$(0.11)	$0.30	$0.19	$(0.91)
Year Ended October 31, 2020	13.11	(0.20)	1.59	1.39	(1.49)
Year Ended October 31, 2019	14.29	(0.04)	0.31	0.27	(1.45)
Year Ended October 31, 2018	14.69	(0.11)	0.10	(0.01)	(0.39)
Year Ended October 31, 2017	13.84	(0.22)	1.07	0.85	—
Year Ended October 31, 2016	14.25	(0.28)	(0.13)	(0.41)	—

Class C
Six Months Ended April 30, 2021 (Unaudited)	11.77	(0.12)	0.26	0.14	(0.91)
Year Ended October 31, 2020	12.06	(0.23)	1.43	1.20	(1.49)
Year Ended October 31, 2019	13.32	(0.10)	0.29	0.19	(1.45)
Year Ended October 31, 2018	13.79	(0.17)	0.09	(0.08)	(0.39)
Year Ended October 31, 2017	13.06	(0.27)	1.00	0.73	—
Year Ended October 31, 2016	13.51	(0.32)	(0.13)	(0.45)	—

Class I
Six Months Ended April 30, 2021 (Unaudited)	13.82	(0.10)	0.32	0.22	(0.91)
Year Ended October 31, 2020	13.80	(0.19)	1.70	1.51	(1.49)
Year Ended October 31, 2019	14.93	— (h)	0.32	0.32	(1.45)
Year Ended October 31, 2018	15.30	(0.07)	0.09	0.02	(0.39)
Year Ended October 31, 2017	14.37	(0.18)	1.11	0.93	—
Year Ended October 31, 2016	14.76	(0.25)	(0.14)	(0.39)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 0.94% and 1.13% for the six months ended April 30, 2021, 1.08% and 1.46% for the year ended October 31, 2020, 1.22% and 1.62% for the year ended October 31, 2019, 1.22% and 1.55% for the year ended October 31, 2018, 1.24% and 1.53% for the year ended October 31, 2017 and 1.22% and 1.53% for the year ended October 31, 2016; for Class C are 1.44% and 1.63% for the six months ended April 30, 2021, 1.60% and 1.95% for the year ended October 31, 2020, 1.73% and 2.09% for the year ended October 31, 2019, 1.73% and 2.02% for the year ended October 31, 2018, 1.72% and 2.07% for the year ended October 31, 2017 and 1.72% and 2.02% for the year ended October 31, 2016; for Class I are 0.68% and 0.86% for the six months ended April 30, 2021, 0.76% and 1.13% for the year ended October 31, 2020, 0.96% and 1.32% for the year ended October 31, 2019, 0.96% and 1.25% for the year ended October 31, 2018, 0.96% and 1.25% for the year ended October 31, 2017 and 0.96% and 1.27% for the year ended October 31, 2016, respectively.

(g)	Interest expense on securities sold short is 0.16%.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)

$12.29	1.73%	$13,709	3.04	%(g)	(1.76)%	3.23%	71%	204%
13.01	11.97	18,205	3.23		(1.57)	3.61	224	531
13.11	2.01	14,276	3.69		(0.26)	4.09	125	356
14.29	(0.01)	14,973	3.50		(0.73)	3.83	131	252
14.69	6.14	17,932	3.66		(1.51)	3.95	109	278
13.84	(2.88)	25,393	3.33		(2.07)	3.64	133	298

11.00	1.46	1,559	3.54	(g)	(2.25)	3.73	71	204
11.77	11.36	1,949	3.75		(2.00)	4.10	224	531
12.06	1.52	3,731	4.20		(0.74)	4.56	125	356
13.32	(0.53)	6,155	4.01		(1.26)	4.30	131	252
13.79	5.59	10,920	4.14		(2.01)	4.49	109	278
13.06	(3.33)	15,003	3.83		(2.53)	4.13	133	298

13.13	1.85	79,055	2.78	(g)	(1.48)	2.96	71	204
13.82	12.26	121,285	2.91		(1.42)	3.28	224	531
13.80	2.27	27,694	3.43		0.01	3.79	125	356
14.93	0.20	34,927	3.24		(0.47)	3.53	131	252
15.30	6.47	44,219	3.37		(1.24)	3.68	109	278
14.37	(2.64)	53,221	3.07		(1.82)	3.38	133	298

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 3 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Macro Opportunities Fund(1)	Class A, Class C, Class I and Class R6(2)	JPM IV	Diversified
JPMorgan Opportunistic Equity Long/Short Fund	Class A, Class C, Class I and Class R6	JPM I	Non-Diversified
JPMorgan Research Market Neutral Fund	Class A, Class C and Class I(3)	JPM I	Diversified

(1)	Commenced operations on April 15, 2020.
(2)	Commenced operations on September 30, 2020.
(3)	On July 2, 2020, Class L Shares were converted into Class I Shares. Additionally, as of July 2, 2020, Class L Shares are no longer offered.

The investment objective of JPMorgan Macro Opportunities Fund (“Macro Opportunities Fund”) is to seek to provide long-term capital appreciation.

The investment objective of JPMorgan Opportunistic Equity Long/Short Fund (“Opportunistic Equity Long/Short Fund”) is to seek capital appreciation.

The investment objective of JPMorgan Research Market Neutral Fund (“Research Market Neutral Fund”) is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments are

40	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Macro Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Banks	$1,291	$—	$—	$1,291
Building Products	114	—	—	114
Capital Markets	236	—	—	236
Electric Utilities	87	490	—	577
Electrical Equipment	159	147	—	306
Entertainment	453	—	—	453
Health Care Equipment & Supplies	266	—	—	266
Household Durables	324	—	—	324
Insurance	162	422	—	584
Interactive Media & Services	388	—	—	388
Internet & Direct Marketing Retail	374	314	—	688
IT Services	791	—	—	791
Life Sciences Tools & Services	267	—	—	267
Machinery	110	162	—	272
Multi-Utilities	—	84	—	84
Oil, Gas & Consumable Fuels	295	—	—	295
Personal Products	198	—	—	198
Pharmaceuticals	113	393	—	506
Semiconductors & Semiconductor Equipment	1,401	216	—	1,617
Software	733	—	—	733
Specialty Retail	371	—	—	371
Technology Hardware, Storage & Peripherals	—	249	—	249
Textiles, Apparel & Luxury Goods	451	313	—	764

Total Common Stocks	8,584	2,790	—	11,374

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Macro Opportunities Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Foreign Government Securities	$—	$242	$—	$242
Options Purchased
Call Options Purchased	129	80	—	209
Put Options Purchased	13	—	—	13

Total Options Purchased	142	80	—	222

Short-Term Investments
Foreign Government Treasury Bills	—	1,928	—	1,928
Investment Companies	2,542	—	—	2,542

Total Short-Term Investments	2,542	1,928	—	4,470

Total Investments in Securities	$11,268	$5,040	$—	$16,308

Appreciation in Other Financial Instruments
Forward Currency Contracts	$—	$61	$—	$61
Futures Contracts	88	—	—	88
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(92)	—	(92)
Futures Contracts	(197)	—	—	(197)
Options Written
Call Options Written	—	— (a)	—	— (a)

Total Net Appreciation/ Depreciation in Other Financial Instruments	$(109)	$(31)	$—	$(140)

(a) Amount rounds to less than one thousand.

Opportunistic Equity Long/Short Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$684,382	$—	$—	$684,382

Total Liabilities for Securities Sold Short (a)	$(247,017)	$—	$—	$(247,017)

(a) Please refer to the SOI for specifics of portfolio holdings.

Research Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$94,330	$—	$—	$94,330

Total Liabilities for Securities Sold Short (a)	$(71,353)	$—	$—	$(71,353)

Appreciation in Other Financial Instruments
Futures Contracts (a)	$3	$—	$—	$3

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of April 30, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

42	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the JPMorgan U.S. Government Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

Opportunistic Equity Long/Short Fund and Research Market Neutral Fund did not lend out any securities during the six months ended April 30, 2021. Macro Opportunities Fund did not have any securities out on loan at April 30, 2021.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below.

Macro Opportunities Fund

	For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at April 30, 2021	Shares at April 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.09% (a) (b)	$2,356	$5,128	$4,942	$—	(c)	$—	(c)	$2,542	2,541	$1	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
(c)	Amount rounds to less than one thousand.

Opportunistic Equity Long/Short Fund

	For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at April 30, 2021	Shares at April 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (a) (b)	$114,889	$417,751	$530,548	$1	$—	(c)	$2,093	2,092	$7	$—

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
(c)	Amount rounds to less than one thousand.

Research Market Neutral Fund

	For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2021	Shares at April 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (a) (b)	$23,773	$85,825	$97,002	$3	$(3)	$12,596	12,590	$4	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Derivatives — The Funds used derivative instruments including options, futures contracts and forward foreign currency exchange contracts in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to effectively manage the long and short equity exposures in the portfolio, manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Funds.

Notes F(1) — F(3) below describe the various derivatives used by the Funds.

44	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

(1). Options — Macro Opportunities Fund and Opportunistic Equity Long/Short Fund purchased and/or sold (“wrote”) put and call options on various instruments including currencies, futures, securities, options on indices and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds’ exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Funds’ over-the-counter (“OTC”) options are subject to master netting agreements.

The Funds may be required to post or receive collateral for OTC options. Cash collateral posted by the Funds is considered restricted.

(2). Futures Contracts — Macro Opportunities Fund and Research Market Neutral Fund used index, interest rate, treasury or other financial futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

(3). Forward Foreign Currency Exchange Contracts — Macro Opportunities Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Summary of Derivatives Information

The following tables present the value of derivatives held as of April 30, 2021 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

	Macro Opportunities Fund	Research Market Neutral Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$36	$3
Purchased Options at Market Value	222	—
Unrealized Depreciation on Futures Contracts*	(192)	—

Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	61	—
Purchased Options at Market Value	— (a)	—
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(92)	—
Written Options at Market Value	— (a)	—

Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	52	—
Unrealized Depreciation on Futures Contracts*	(5)	—

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	(109)	3
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	(31)	—
Purchased Options at Market Value	222	—
Written Options at Market Value	— (a)	—

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(a)	Amount rounds to less than one thousand.

46	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

The following tables present the Funds’ gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2021:

Macro Opportunities Fund

Counterparty	Gross Amount of Derivative Assets subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)		Derivatives Available for offset	Collateral Received	Net Amount Due from Counterparty (Not less than zero)
Barclays Bank plc	$2		$(2)	$—	$—
Citibank, NA	28		(27)	—	1
Goldman Sachs International	31		(31)	—	—

	$61		$(60)	$—	$1

Counterparty	Gross Amount of Derivative Liabilities subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)		Derivatives Available for offset	Collateral Posted	Net Amount Due to Counterparty (Not less than zero)
Barclays Bank plc	$3		$(2)	$—	$1
Citibank, NA	27		(27)	—	—
Goldman Sachs International	60		(31)	—	29
Merrill Lynch International	—	(b)	—	—	—	(b)
TD Bank Financial Group	2		—	—	2

	$92		$(60)	$—	$32

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.
(b)	Amount rounds to less than one thousand.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2021, by primary underlying risk exposure:

	Macro Opportunities Fund	Opportunistic Equity Long/ Short Fund	Research Market Neutral Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(499)	$—	$(555)
Purchased Options	(222)	(1,180)	—
Written Options	108	84	—

Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	51	—	—
Purchased Options	(95)	—	—
Written Options	24	—	—

Interest Rate Risk Exposure:
Futures Contracts	26	—	—

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(370)	—	(82)
Purchased Options	99	—	—

Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	(51)	—	—
Purchased Options	(5)	—	—
Written Options	2	—	—

Interest Rate Risk Exposure:
Futures Contracts	43	—	—

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Derivatives Volume

The table below discloses the volume of the Funds’ options, futures contracts and forward foreign currency exchange contracts activity during the six months ended April 30, 2021. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

	Macro Opportunities Fund		Opportunistic Equity Long/ Short Fund	Research Market Neutral Fund
Futures Contracts — Equity:
Average Notional Balance Long	$907		$—	$—
Average Notional Balance Short	4,859		—	2,077
Ending Notional Balance Long	1,000		—	—
Ending Notional Balance Short	5,182		—	2,087

Futures Contracts — Interest Rate:
Average Notional Balance Long	$2,527		—	—
Average Notional Balance Short	1,877		—	—
Ending Notional Balance Long	1,428		—	—
Ending Notional Balance Short	5,957		—	—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$4,942		—	—
Average Settlement Value Sold	10,644		—	—
Ending Settlement Value Purchased	5,300		—	—
Ending Settlement Value Sold	11,230		—	—

Exchange-Traded Options:
Average Number of Contracts Purchased	302		42	—
Average Number of Contracts Written	4		—	—
Ending Number of Contracts Purchased	309		—	—

OTC Options:
Average Notional Balance Purchased	$2,591	(a)	—	—
Average Notional Balance Written	575		—	—
Ending Notional Balance Purchased	530		—	—
Ending Notional Balance Written	530		—	—

(a)	For the period December 1, 2020 through April 30, 2021.

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC options and non-deliverable forward foreign currency exchange contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.F.), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds.

The Funds’ derivatives contracts held at April 30, 2021 are not accounted for as hedging instruments under GAAP.

E. Short Sales — Opportunistic Equity Long/Short Fund and Research Market Neutral Fund engaged in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Funds’ custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

48	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Funds are obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of April 30, 2021, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund had outstanding short sales as listed on their SOIs.

F. Offering and Organization Costs — Total offering costs of $21,000 incurred in connection with the offering of shares of Macro Opportunities Fund’s are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations. For the six months ended April 30, 2021, total offering costs amortized were $10,000.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended April 30, 2021 are as follows:

	Class A		Class C		Class I		Class R6		Total
Macro Opportunities Fund
Transfer agency fees	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$—	(a)
Opportunistic Equity Long/Short Fund
Transfer agency fees	1		—	(a)	4		—	(a)	5
Research Market Neutral Fund
Transfer agency fees	2		—	(a)	1		n/a		3

(a)	Amount rounds to less than one thousand.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Opportunistic Equity Long/Short Fund’s and Research Market Neutral Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. When filed, Macro Opportunities Fund’s Federal tax return since inception will be subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

L. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Macro Opportunities Fund	0.60%
Opportunistic Equity Long/Short Fund	1.20
Research Market Neutral Fund	0.35

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2021, the effective annualized rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Macro Opportunities Fund	0.25%	0.75%
Opportunistic Equity Long/Short Fund	0.25	0.75
Research Market Neutral Fund	0.25	0.75

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2021, JPMDS retained the following:

	Front-End Sales Charge		CDSC
Macro Opportunities Fund	$—	(a)	$—
Opportunistic Equity Long/Short Fund	7		—
Research Market Neutral Fund	—	(a)	—

(a)	Amount rounds to less than one thousand.

50	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Macro Opportunities Fund	0.25%	0.25%	0.25%
Opportunistic Equity Long/Short Fund	0.25	0.25	0.25
Research Market Neutral Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I		Class R6
Macro Opportunities Fund	1.20%	1.70%	0.95%		0.70%
Opportunistic Equity Long/Short Fund	1.85	2.35	1.60		1.35
Research Market Neutral Fund	0.95	1.45	0.69	(1)	n/a

(1)	The contractual expense percentage in the table above is in place until at least May 31, 2022.

Except as noted above, the expense limitation agreements were in effect for the six months ended April 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2022.

For the six months ended April 30, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees		Total	Contractual Reimbursements
Macro Opportunities Fund	$51	$6	$—	(a)	$57	$131
Research Market Neutral Fund	56	34	1		91	—

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2021 were as follows:

Macro Opportunities Fund	$1
Opportunistic Equity Long/Short Fund	19
Research Market Neutral Fund	10

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2021, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

Investment Transactions

During the six months ended April 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Macro Opportunities Fund	$6,710	$6,815	$—	$—
Opportunistic Equity Long/Short Fund	1,636,356	1,473,420	1,223,245	1,161,837
Research Market Neutral Fund	67,552	131,432	65,257	126,246
During the six months ended April 30, 2021, there were no purchases or sales of U.S. Government securities.

Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Macro Opportunities Fund	$13,631	$2,944	$407	$2,537
Opportunistic Equity Long/Short Fund*	345,409	98,272	6,316	91,956
Research Market Neutral Fund*	1,585	29,517	8,122	21,395

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

At October 31, 2020, the following Funds had net capital loss carryforwards which are available to offset future realized gains:

	Capital Loss Carryforward
	Short-Term		Long-Term
Macro Opportunities Fund	$—		$408
Research Market Neutral Fund	31,380	*	—

*	Amount includes capital loss carry forwards which are limited in future years under Internal Revenue Code sections 381-384.

During the year ended October 31, 2020, the following Funds utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Opportunistic Equity Long/Short Fund	$14,015	$—
Research Market Neutral Fund	2,302	—

Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current

52	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended April 30, 2021.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2021.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the six months ended April 30, 2021.

Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Macro Opportunities Fund	1	95.1%	—	—%
Opportunistic Equity Long/Short Fund	—	—	3	63.4
Research Market Neutral Fund	—	—	2	47.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Macro Opportunities Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2021, a significant portion of Macro Opportunities Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as option contracts and forward foreign currency exchange contracts.

Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

As of April 30, 2021, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund pledged substantially all of their assets to Citigroup Global Markets, Inc. for securities sold short. For the Funds, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

54	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2020, and continued to hold your shares at the end of the reporting period, April 30, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Macro Opportunities Fund
Class A
Actual	$1,000.00	$1,089.70	$6.27	1.21%
Hypothetical	1,000.00	1,018.79	6.06	1.21
Class C
Actual	1,000.00	1,087.40	8.85	1.71
Hypothetical	1,000.00	1,016.31	8.55	1.71
Class I
Actual	1,000.00	1,091.60	4.98	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class R6
Actual	1,000.00	1,092.10	3.68	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71

JPMorgan Opportunistic Equity Long/Short Fund
Class A
Actual	1,000.00	1,155.20	16.57	3.10
Hypothetical	1,000.00	1,009.42	15.45	3.10
Class C
Actual	1,000.00	1,152.70	19.22	3.60
Hypothetical	1,000.00	1,006.94	17.91	3.60
Class I
Actual	1,000.00	1,156.80	15.24	2.85
Hypothetical	1,000.00	1,010.66	14.21	2.85
Class R6
Actual	1,000.00	1,158.00	13.91	2.60
Hypothetical	1,000.00	1,011.90	12.97	2.60

JPMorgan Research Market Neutral Fund
Class A
Actual	1,000.00	1,017.30	15.21	3.04
Hypothetical	1,000.00	1,009.72	15.15	3.04
Class C
Actual	1,000.00	1,014.60	17.68	3.54
Hypothetical	1,000.00	1,007.24	17.62	3.54
Class I
Actual	1,000.00	1,018.50	13.91	2.78
Hypothetical	1,000.00	1,011.01	13.86	2.78

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	55

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board of Trustees reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (5) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (6) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of each Fund’s investments; and (2) perform additional stress testing. The Report noted that each Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

56	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. April 2021.	SAN-SPEC-421

J.P. Morgan Funds

Semi-Annual Report

April 30, 2021 (Unaudited)

JPMorgan International Equity Plus Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategy and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

June 16, 2021 (Unaudited)

“In the year ahead, J.P. Morgan Asset Management will continue to strive to adapt to new challenges and provide investors with innovative and durable solutions that are backed by our deep experience in risk management.”

- Andrea L. Lisher

Dear Shareholders,

This year has brought a large measure of relief, hope and reflection on the pandemic and its impact on our families, our jobs and our world. It has also witnessed a remarkable rally in global equity markets, driven initially by investor expectations for an accelerated economic expansion and extended by surging corporate earnings and consumer spending.

As leading central banks maintained ultra-low interest rates and governments continued to provide or increase massive fiscal stimulus and recovery programs, many investors sought opportunities for higher returns in global equity markets. For the six months ended April 30, 2021, the MSCI EAFE Index returned 29.13%, the S&P 500 Index returned 28.85% and the MSCI Emerging Markets Index returned 23.09%. Within fixed income markets, Bloomberg Barclays High Yield Index returned 7.97%, the Bloomberg Barclays Emerging Markets Index returned 2.33% and the Bloomberg Barclays U.S. Aggregate Index returned -1.52%.

The prospects for a diminishing pandemic have brightened in 2021, particularly in the U.S. and Western Europe where vaccination rates have accelerated. However, a surge of infections of COVID-19 and its variants in Brazil, India and elsewhere demonstrated that the global crisis is ongoing and spurred leading industrialized nations together to pledge to provide one billon doses of vaccine to emerging market nations. Meanwhile, the accelerating economic rebound in the U.S. has raised investor concerns about the potential for rising inflation and supply chain disruptions, though U.S. Federal Reserve Chairman Jerome Powell has sought to reassure financial markets that upward pressure on prices -- while stronger than expected -- remains likely to be temporary.

At this point, it’s worth reflecting on the fact that many of those who remained fully invested in the face of unprecedented uncertainty in 2020 likely benefitted fully from the ensuing rally in global equity markets. In the year ahead, J.P. Morgan Asset Management will continue to strive to adapt to new challenges and provide investors with innovative and durable solutions that are backed by our deep experience in risk management. We will continue to seek to operate under the same fundamental practices and principles that have driven our success for more than a century and focus on the financial needs of our clients.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JPMorgan International Equity Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	25.61%
MSCI EAFE Index (net of foreign withholding taxes)	28.84%
Net Assets as of 4/30/2021(In Thousands)	$12,183

INVESTMENT OBJECTIVE** AND STRATEGIES

The JPMorgan International Equity Plus Fund seeks to provide long-term capital appreciation. Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will be invested in, or have exposure to, equity investments and derivatives tied to those equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund’s assets are invested primarily in long and short positions of equity securities of companies from developed countries other than the United States. Developed countries include Australia, Canada, Japan, New Zealand, Hong Kong, Singapore, Israel, the United Kingdom, and most of the countries of Western Europe.

PERCENT OF
TOP TEN EQUITY HOLDINGS OF THE	TOTAL
PORTFOLIO AS OF APRIL 30, 2021	INVESTMENTS

1. Nestle SA (Registered) (Switzerland)	2.9%
2. ASML Holding NV (Netherlands)	2.7
3. LVMH Moet Hennessy Louis Vuitton SE (France)	2.5
4. AIA Group Ltd. (Hong Kong)	2.1
5. Novo Nordisk A/S, Class B (Denmark)	2.0
6. Diageo plc (United Kingdom)	1.9
7. TOTAL SE (France)	1.9
8. BHP Group Ltd. (Australia)	1.8
9. Sony Group Corp. (Japan)	1.7
10. Commonwealth Bank of Australia (Australia)	1.6

PERCENT OF
TOTAL
PORTFOLIO COMPOSITION BY COUNTRY AS OF APRIL 30, 2021	INVESTMENTS

Japan	16.7%
France	15.9
United Kingdom	12.4
Germany	7.5
Switzerland	6.8
Australia	5.0
Netherlands	4.1
Denmark	4.1
Sweden	3.8
China	3.2
Hong Kong	3.2
Spain	3.2
South Korea	2.3
Taiwan	1.8
South Africa	1.3
Belgium	1.2
Singapore	1.2
United States	1.1
Finland	1.0
Others (each less than 1.0%)	2.4
Short-Term Investments	1.8

JPMorgan International Equity Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JPMorgan International Equity Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021
	INCEPTION DATE OF			SINCE
	CLASS	6 MONTH*	1 YEAR	INCEPTION
CLASS A SHARES	June 25, 2019	0	0	0
With Sales Charge**		18.85%	30.29%	7.79%
Without Sales Charge		25.44	37.52	10.98
CLASS C SHARES	June 25, 2019	0	0	0
With CDSC***		24.20	35.88	10.44
Without CDSC		25.20	36.88	10.44
CLASS I SHARES	June 25, 2019	25.61	37.88	11.25

* Not annualized.

** Sales Charge for Class A Shares is 5.25%.

*** Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and the one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/25/19 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

JPMorgan International Equity Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

The Fund commenced operations on June 25, 2019.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan

International Equity Plus Fund and the MSCI EAFE Index (net of foreign withholding taxes) from June 25, 2019 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

Investments	Shares (000)		Value ($000)

COMMON STOCKS - 98.3%

Australia - 5.0%
BHP Group Ltd.	6		221
Commonwealth Bank of Australia	3		195
Rio Tinto Ltd.	2		195

			611

Austria - 0.8%
Erste Group Bank AG	3		98

Belgium - 1.2%
KBC Group NV*	2		152

China - 3.2%
Alibaba Group Holding Ltd.*	3		87

Ping An Insurance Group Co. of
China Ltd., Class H	10		109
Prosus NV*	1		80
Tencent Holdings Ltd.	2		119

			395

Denmark - 4.1%
Carlsberg A/S, Class B	1		163
Novo Nordisk A/S, Class B	3		243
Orsted A/S(a)	1		90

			496

Finland - 1.0%
Kone OYJ, Class B	2		128

France - 15.9%
AXA SA	5		150
BNP Paribas SA*	2		140
Capgemini SE	1		189
Kering SA	—	(b)	165
L’Oreal SA	—	(b)	162
LVMH Moet Hennessy Louis Vuitton SE	—	(b)	307
Pernod Ricard SA	1		125
Safran SA	1		143
Schneider Electric SE	1		151
TOTAL SE	5		232
Vinci SA	2		179

			1,943

Germany - 7.5%
adidas AG*	—	(b)	151
Allianz SE (Registered)	1		194
Deutsche Boerse AG	1		88
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	—	(b)	116
RWE AG	3		104
Symrise AG	1		125
Volkswagen AG (Preference)	1		137

			915

Hong Kong - 3.2%
AIA Group Ltd.	20		259
Hong Kong Exchanges & Clearing Ltd.	2		133

			392

Investments	Shares (000)		Value ($000)
India - 0.8%
HDFC Bank Ltd., ADR*	1		102

Japan - 16.8%
Daikin Industries Ltd.	1		141
FANUC Corp.	1		115
Hoya Corp.	1		136
Kao Corp.	2		109
Keyence Corp.	—	(b)	192
Kubota Corp.	6		132
Kyowa Kirin Co. Ltd.	1		37
Makita Corp.	2		86
Nidec Corp.	1		104
Nintendo Co. Ltd.	—	(b)	115
Recruit Holdings Co. Ltd.	4		162
Shin-Etsu Chemical Co. Ltd.	1		152
SMC Corp.	—	(b)	116
Sony Group Corp.	2		210

Sysmex Corp.	1		100
Tokyo Electron Ltd.	—	(b)	136

			2,043

Macau - 0.8%
Sands China Ltd.*	21		100

Netherlands - 4.1%
ASML Holding NV	1		324
ING Groep NV	14		178

			502

Singapore - 1.2%
DBS Group Holdings Ltd.	6		144

South Africa - 1.3%
Anglo American plc	4		154

South Korea - 2.3%
Delivery Hero SE*(a)	1		115
Samsung Electronics Co. Ltd., GDR(a)	—	(b)	163

			278

Spain - 3.2%
Cellnex Telecom SA(a)	2		93
Iberdrola SA	12		156
Industria de Diseno Textil SA	4		136

			385

Sweden - 3.8%
Assa Abloy AB, Class B	5		139
Atlas Copco AB, Class A	3		156
Svenska Handelsbanken AB, Class A	14		163

			458

Switzerland - 6.8%
LafargeHolcim Ltd. (Registered)*	2		154
Lonza Group AG (Registered)	—	(b)	154
Nestle SA (Registered)	3		359
SGS SA (Registered)	—	(b)	124
Straumann Holding AG (Registered)	—	(b)	34

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

Investments	Shares (000)		Value ($000)
			825

Taiwan - 1.8%
Sea Ltd., ADR*	—	(b)	97
Taiwan Semiconductor
Manufacturing Co. Ltd., ADR	1		120

			217

United Kingdom - 12.4%
Diageo plc	5		233
GlaxoSmithKline plc	9		158
InterContinental Hotels Group plc*	1		99
Legal & General Group plc	31		117
Linde plc	1		146
London Stock Exchange Group plc	1		89
Persimmon plc	3		127
Prudential plc	7		141
Reckitt Benckiser Group plc	2		151
RELX plc	5		138
Smith & Nephew plc	5		111

			1,510

United States - 1.1%
Ferguson plc	1		137

TOTAL COMMON STOCKS (Cost $9,896)			11,985

Investments	Shares (000)		Value ($000)

SHORT-TERM INVESTMENTS - 1.8%

INVESTMENT COMPANIES - 1.8%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01%(c)(d)(Cost $215)	215		215

Total Investments - 100.1% (Cost $10,111)			12,200
Liabilities in Excess of Other Assets - (0.1)%			(17)

Net Assets - 100.0%			12,183

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

PERCENT OF
TOTAL
INDUSTRY	INVESTMENTS

Banks	9.6%
Insurance	8.9
Machinery	6.0
Textiles, Apparel & Luxury Goods	5.1
Semiconductors & Semiconductor Equipment	4.8
Metals & Mining	4.7
Beverages	4.3
Pharmaceuticals	3.6
Professional Services	3.5
Chemicals	3.5
Health Care Equipment & Supplies	3.1
Food Products	2.9
Household Durables	2.8
Capital Markets	2.5
Internet & Direct Marketing Retail	2.3
Building Products	2.3
Personal Products	2.2
Electrical Equipment	2.1
Electric Utilities	2.0
Oil, Gas & Consumable Fuels	1.9
Entertainment	1.7
Hotels, Restaurants & Leisure	1.6
Electronic Equipment, Instruments & Components	1.6
IT Services	1.5
Construction & Engineering	1.5
Technology Hardware, Storage & Peripherals	1.3
Life Sciences Tools & Services	1.3
Construction Materials	1.3
Household Products	1.2
Aerospace & Defense	1.2
Trading Companies & Distributors	1.1
Automobiles	1.1
Specialty Retail	1.1
Interactive Media & Services	1.0
Others (each less than 1.0%)	1.6
Short-Term Investments	1.8

Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

Over-the-Counter (“OTC”) Total Return Basket Swaps Outstanding at April 30, 2021 (amounts in thousands):

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.16)% to 0.15%), which is denominated in GBP based on the local currencies of the positions within the swaps.	8/3/2021	$(154)	$(1)	$–	$(1)

			NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)

Long Positions

Common Stock
United Kingdom
Lloyds Banking Group plc	278	175	–(a)	0.0(b)
Next plc	1	58	–(a)	0.0(b)
Prudential plc	4	84	–(a)	0.0(b)
RELX plc	4	107	–(a)	0.0(b)
Taylor Wimpey plc	87	216	–(a)	0.0(b)
Wm Morrison Supermarkets plc	33	80	–(a)	0.0(b)
Total Long Positions of Total Return Basket Swap	407	720	–(a)	0.0(b)

Short Positions

Common Stock
United Kingdom
Barratt Developments plc	(8)	(85)	–(a)	0.0(b)
British Land Co. plc (The)	(23)	(166)	–(a)	0.0(b)
Hargreaves Lansdown plc	(4)	(102)	–(a)	0.0(b)
National Grid plc	(8)	(99)	(1)	0.0(b)
Pearson plc	(19)	(221)	–(a)	0.0(b)
Sage Group plc (The)	(16)	(143)	–(a)	0.0(b)
WH Smith plc	(2)	(58)	–(a)	0.0(b)
Total Short Positions of Total Return Basket Swap	(80)	(874)	(1)	0.0(b)
Total of Long and Short Positions of Total Return Basket Swap	327	(154)	(1)	0.0(b)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month EURIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.74)% to 0.15%), which is denominated in EUR based on the local currencies of the positions within the swaps.	8/3/2021	$457	$–(a)	$–	$–(a)

			NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)

Long Positions

Common Stock
United States
Stellantis NV	5	82	–(a)	0.0(b)

Spain
CaixaBank SA	39	124	–(a)	0.0(b)
Endesa SA	6	147	–(a)	0.0(b)
Iberdrola SA	9	123	–(a)	0.0(b)
Industria de Diseno Textil SA	2	60	–(a)	0.0(b)
	56	454	–(a)	0.0(b)

Germany
adidas AG	–(a)	89	–(a)	0.0(b)
Deutsche Boerse AG	1	93	–(a)	0.0(b)
Deutsche Telekom AG (Registered)	4	68	–(a)	0.0(b)
E.ON SE	8	99	–(a)	0.0(b)
RWE AG	1	31	–(a)	0.0(b)
Vonovia SE	1	84	–(a)	0.0(b)
	15	464	–(a)	0.0(b)

France
Capgemini SE	–(a)	81	–(a)	0.0(b)
Kering SA	–(a)	78	–(a)	0.0(b)
L’Oreal SA	–(a)	91	1	0.0(b)
LVMH Moet Hennessy Louis Vuitton SE	–(a)	47	–(a)	0.0(b)
Schneider Electric SE	1	89	–(a)	0.0(b)
Vinci SA	1	92	–(a)	0.0(b)
	2	478	1	0.0(b)

Italy
Snam SpA	8	46	–(a)	0.0(b)
China
Prosus NV	1	76	–(a)	0.0(b)
Netherlands
ASML Holding NV	–(a)	63	–(a)	0.0(b)
Total Long Positions of Total Return Basket Swap	87	1,663	1	0.0(b)

Short Positions

Common Stock
Germany
Bayerische Motoren Werke AG	(1)	(91)	–(a)	0.0(b)
Telefonica Deutschland Holding AG	(23)	(68)	–(a)	0.0(b)
	(24)	(159)	–(a)	0.0(b)

France
Aeroports de Paris	–(a)	(40)	–(a)	0.0(b)
Credit Agricole SA	(7)	(108)	–(a)	0.0(b)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

			NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)
Remy Cointreau SA	–(a)	(85)	–(a)	0.0(b)
	(7)	(233)	–(a)	0.0(b)

Italy
Banco BPM SpA	(38)	(109)	–(a)	0.0(b)
Salvatore Ferragamo SpA*	(4)	(82)	–(a)	0.0(b)
Terna Rete Elettrica Nazionale SpA	(6)	(47)	–(a)	0.0(b)
	(48)	(238)	–(a)	0.0(b)

Spain
Aena SME SA*(c)	–(a)	(54)	–(a)	0.0(b)
Bankinter SA	(22)	(123)	(1)	0.0(b)
Red Electrica Corp. SA	(8)	(152)	–(a)	0.0(b)
	(30)	(329)	(1)	0.0(b)

Netherlands
Heineken NV	(1)	(91)	–(a)	0.0(b)
Portugal
EDP - Energias de Portugal SA	(13)	(72)	–(a)	0.0(b)
Belgium
Etablissements Franz Colruyt NV	(1)	(84)	–	0.0
Total Short Positions of Total Return Basket Swap	(124)	(1,206)	(1)	0.0(b)
Total of Long and Short Positions of Total Return Basket Swap	(37)	457	–(a)	0.0(b)

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.30)% to 0.30%), which is denominated in JPY based on the local currencies of the positions within the swaps.	7/29/2021	$(51)	$3	$–	$3

			NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)

Long Positions

Common Stock
Japan
Daito Trust Construction Co. Ltd.	1	74	–(a)	0.0(b)
Hoya Corp.	1	114	–(a)	0.0(b)
Isuzu Motors Ltd.	5	55	–(a)	0.0(b)
Kyowa Kirin Co. Ltd.	3	82	–(a)	0.0(b)
Nippon Telegraph & Telephone Corp.	2	50	–(a)	0.0(b)
ORIX Corp.	6	94	1	0.0(b)
Tokyo Electron Ltd.	–(a)	136	3	0.0(b)
Toyota Motor Corp.	2	127	1	0.0(b)
Total Long Positions of Total Return Basket Swap	20	732	5	0.0(b)

Short Positions

Common Stock
Japan
Brother Industries Ltd.	(5)	(114)	–(a)	0.0(b)
Concordia Financial Group Ltd.	(24)	(91)	–(a)	0.0(b)
Hino Motors Ltd.	(7)	(55)	–(a)	0.0(b)
Mazda Motor Corp.	(19)	(146)	(1)	0.0(b)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

			NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)
Seiko Epson Corp.	(7)	(125)	(1)	0.0(b)
SoftBank Corp.	(4)	(49)	–(a)	0.0(b)
Takashimaya Co. Ltd.	(7)	(78)	–(a)	0.0(b)
Yamada Holdings Co. Ltd.	(12)	(58)	–(a)	0.0(b)
Yamazaki Baking Co. Ltd.	(4)	(67)	–(a)	0.0(b)
Total Short Positions of Total Return Basket Swap	(89)	(783)	(2)	0.0(b)
Total of Long and Short Positions of Total Return Basket Swap	(69)	(51)	3	0.0(b)

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month CIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.15)% to 0.15%), which is denominated in DKK based on the local currencies of the positions within the swaps.	9/6/2021	$96	$–(a)	$–	$–(a)

			NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)

Long Positions

Common Stock
Denmark
Carlsberg A/S	1	90	–(a)	0.0(b)
Orsted A/S(c)	–(a)	69	–(a)	0.0(b)
Total Long Positions of Total Return Basket Swap	1	159	–(a)	0.0(b)

Short Positions

Common Stock
Denmark
H Lundbeck A/S	(2)	(63)	–(a)	0.0(b)
Total of Long and Short Positions of Total Return Basket Swap	(1)	96	–(a)	0.0(b)

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one month LIBOR on short positions, plus or minus a specified spread of (0.15)%, which is denominated in CHF based on the local currencies of the positions within the swaps.	8/3/2021	$(381)	$–(a)	$–	$–(a)

NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)

Short Positions
Common Stock
Switzerland
ABB Ltd. (Registered)	(3)	(87)	–(a)	0.0(b)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

				NET UNREALIZED
			NOTIONAL	APPRECIATION		PERCENTAGE
			VALUE	(DEPRECIATION)		OF NET
REFERENCE ENTITY	SHARES		($)(1)	($)(2)		ASSETS (%)
Swatch Group AG (The)	–	(a)	(123)	–	(a)	0.0(b)
Swiss Life Holding AG (Registered)	–	(a)	(81)	–	(a)	0.0(b)
Swisscom AG (Registered)	–	(a)	(90)	–	(a)	0.0(b)
Total Short Positions of Total Return Basket Swap		(3)	(381)	–	(a)	0.0(b)

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month STIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.15)% to 0.15%), which is denominated in SEK based on the local currencies of the positions within the swaps.	8/3/2021	$(152)	$–(a)	$–	$–(a)

			NET UNREALIZED
		NOTIONAL	APPRECIATION		PERCENTAGE
		VALUE	(DEPRECIATION)		OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)		ASSETS (%)

Long Positions

Common Stock
Sweden
Svenska Handelsbanken AB	9	102	–	(a)	0.0(b)

Short Positions

Common Stock
Sweden
Skanska AB	(3)	(77)	–	(a)	0.0(b)
Telefonaktiebolaget LM Ericsson	(4)	(61)	–	(a)	0.0(b)
Telia Co. AB	(28)	(116)	–	(a)	0.0(b)
Total Short Positions of Total Return Basket Swap	(35)	(254)	–	(a)	0.0(b)
Total of Long and Short Positions of Total Return Basket Swap	(26)	(152)	–	(a)	0.0(b)

NET CASH
				NET UNREALIZED		AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION		RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)		(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one month NIBOR on short positions, plus or minus a specified spread of (0.15)%, which is denominated in NOK based on the local currencies of the positions within the swaps.	8/3/2021	$(57)	$–	(a)	$–	$–(a)

NET UNREALIZED
		NOTIONAL	APPRECIATION		PERCENTAGE
		VALUE	(DEPRECIATION)		OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)		ASSETS (%)

Short Positions

Common Stock
Norway
DNB ASA	(3)	(57)	–	(a)	0.0(b)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month HIBOR on long positions, plus or minus a specified spread of 0.30% which is denominated in HKD based on the local currencies of the positions within the swaps.	9/27/2021	$217	$(1)	$–	$(1)

			NET UNREALIZED
		NOTIONAL	APPRECIATION		PERCENTAGE
		VALUE	(DEPRECIATION)		OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)		ASSETS (%)

Long Positions

Common Stock
China
Alibaba Group Holding Ltd.*	5	142		(1)	0.0(b)
Budweiser Brewing Co. APAC Ltd.(c)	24	75	–	(a)	0.0(b)
Total Long Positions of Total Return Basket Swap	29	217		(1)	0.0(b)

The following reference rates, and their values as of period-end, are used for security descriptions:
Value
CHF LIBOR	(0.80)%
CIBOR	(0.25)
EURIBOR	(0.56)
GBP LIBOR	0.05
HIBOR	0.09
JPY LIBOR	(0.07)
NIBOR	0.20
STIBOR	(0.06)

Summary of total OTC swap contracts outstanding as of April 30, 2021 (amounts in thousands):

	Net Upfront
	Payments
	(Receipts) ($)	Value ($)
Assets
OTC Total return basket swap contracts outstanding	—	3

Liabilities
OTC Total return basket swap contracts outstanding	—	(2)

Abbreviations
CHF	Swiss Franc
CIBOR	Copenhagen Interbank offered Rate
DKK	Danish Krone
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
HIBOR	Hong Kong Interbank offered Rate
HKD	Hong Kong Dollar
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate
NOK	Norwegian Krone
SEK	Swedish Krona
STIBOR	Stockholm Interbank Offered Rate

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(a)	Amount rounds to less than one thousand.
(b)	Amount rounds to less than 0.1% of net assets.
(c)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(1)	Notional value represents market value as of April 30, 2021 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	Unrealized appreciation (depreciation) represents the unrealized gain (loss) of the positions subsequent to the swap reset.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan International Equity Plus Fund
ASSETS:
Investments in non-affiliates, at value	$11,985
Investments in affiliates, at value	215
Cash	94
Foreign currency, at value	3
Receivables:
Investment securities sold	12
Dividends from non-affiliates	36
Tax reclaims	24
Outstanding OTC swap contracts, at value	3

Total Assets	12,372

LIABILITIES:
Payables:
Investment securities purchased	106
Due to counterparty for swap contracts	6
Outstanding OTC swap contracts, at value	2
Accrued liabilities:
Investment advisory fees	8
Distribution fees	—	(a)
Service fees	2
Custodian and accounting fees	4
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	61

Total Liabilities	189

Net Assets	$12,183

NET ASSETS:
Paid-in-Capital	$10,458
Total distributable earnings (loss)	1,725

Total Net Assets	$12,183

Net Assets:
Class A	$24
Class C	24
Class I	12,135

Total	$12,183

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2
Class C	1
Class I	692

Net Asset Value (b):
Class A - Redemption price per share	$17.50
Class C - Offering price per share (c)	17.44
Class I - Offering and redemption price per share	17.54
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.47

Cost of investments in non-affiliates	$9,896
Cost of investments in affiliates	215
Cost of foreign currency	3

(a) Amount rounds to less than one thousand.

(b) Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(c) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

(Amounts in thousands)

	JPMorgan International Equity Plus Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$148
Foreign taxes withheld (net)	(13)

Total investment income	135

EXPENSES:
Investment advisory fees	35
Administration fees	4
Distribution fees:
Class A	—	(a)
Class C	—	(a)
Service fees:
Class A	—	(a)
Class C	—	(a)
Class I	14
Custodian and accounting fees	20
Interest expense to affiliates	—	(a)
Professional fees	37
Trustees’ and Chief Compliance Officer’s fees	13
Printing and mailing costs	3
Registration and filing fees	—	(a)
Transfer agency fees (See Note 2.H.)	1
Other	1

Total expenses	128

Less fees waived	(52)
Less expense reimbursements	(32)

Net expenses	44

Net investment income (loss)	91

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	197
Foreign currency transactions	4
Swaps	(60)

Net realized gain (loss)	141

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,252
Foreign currency translations	—	(a)
Swaps	2

Change in net unrealized appreciation/depreciation	2,254

Net realized/unrealized gains (losses)	2,395

Change in net assets resulting from operations	$2,486

(a) Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan International Equity Plus Fund
	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$91		$147
Net realized gain (loss)	141		(417)
Change in net unrealized appreciation/depreciation	2,254		(383)

Change in net assets resulting from operations	2,486		(653)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(a)	(1)
Class C	—	(a)	—	(a)
Class I	(254)		(203)

Total distributions to shareholders	(254)		(204)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	254		204

NET ASSETS:
Change in net assets	2,486		(653)
Beginning of period	9,697		10,350

End of period	$12,183		$9,697

CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$—	(a)	$1

Change in net assets resulting from Class A capital transactions	—	(a)	1

Class C
Distributions reinvested	—	(a)	—	(a)

Change in net assets resulting from Class C capital transactions	—	(a)	—	(a)

Class I
Distributions reinvested	254		203

Change in net assets resulting from Class I capital transactions	254		203

Total change in net assets resulting from capital transactions	$254		$204

SHARE TRANSACTIONS:
Class A
Reinvested	1		—	(a)

Change in Class A Shares	1		—	(a)

Class C
Reinvested	—	(a)	—	(a)

Change in Class C Shares	—	(a)	—	(a)

Class I
Reinvested	15		13

Change in Class I Shares	15		13

(a) Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)
JPMorgan International Equity Plus Fund

Class A
Six Months Ended April 30, 2021 (Unaudited)	$14.24	$0.11	$3.49	$3.60	$(0.34)	$17.50	25.44%	$24	1.00%	1.33%	4.02%	16%
Year Ended October 31, 2020	15.51	0.18	(1.16)	(0.98)	(0.29)	14.24	(6.52)	19	1.00	1.24	2.93	84
June 25, 2019 (f) through October 31, 2019	15.00	0.09	0.42	0.51	—	15.51	3.40	21	1.00(g)	1.79 (g)	6.86(g)	8

Class C
Six Months Ended April 30, 2021 (Unaudited)	14.17	0.07	3.49	3.56	(0.29)	17.44	25.20	24	1.50	0.82	5.07	16
Year Ended October 31, 2020	15.48	0.11	(1.16)	(1.05)	(0.26)	14.17	(6.99)	19	1.50	0.74	3.62	84
June 25, 2019 (f) through October 31, 2019	15.00	0.07	0.41	0.48	—	15.48	3.20	21	1.50(g)	1.29 (g)	7.37(g)	8

Class I
Six Months Ended April 30, 2021 (Unaudited)	14.27	0.13	3.51	3.64	(0.37)	17.54	25.68	12,135	0.75	1.58	2.20	16
Year Ended October 31, 2020	15.53	0.22	(1.17)	(0.95)	(0.31)	14.27	(6.35)	9,659	0.75	1.49	2.70	84
June 25, 2019 (f) through October 31, 2019	15.00	0.11	0.42	0.53	—	15.53	3.53	10,309	0.74(g)	2.04 (g)	4.30(g)	8

(a)	Annualized for periods less than one year, unless otherwise noted.

(b)	Calculated based upon average shares outstanding.

(c)	Not annualized for periods less than one year.

(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

(f)	Commencement of operations.

(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan International Equity Plus Fund	Class A, Class C and Class I	Diversified

Currently, the Fund is not publicly offered for investment.

The investment objective of the Fund is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge

(“CDSC”). No sales charges are assessed with respect to Class I Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial

Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

• Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

• Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

• Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$–	$611	$–	$611
Austria	–	98	–	98
Belgium	–	152	–	152
China	–	395	–	395
Denmark	–	496	–	496
Finland	–	128	–	128
France	–	1,943	–	1,943
Germany	–	915	–	915
Hong Kong	–	392	–	392
India	102	–	–	102
Japan	–	2,043	–	2,043
Macau	–	100	–	100
Netherlands	–	502	–	502
Singapore	–	144	–	144

South Africa	–	154	–	154
South Korea	163	115	–	278
Spain	–	385	–	385
Sweden	–	458	–	458
Switzerland	–	825	–	825
Taiwan	217	–	–	217
United Kingdom	–	1,510	–	1,510
United States	–	137	–	137

Total Common Stocks	482	11,503	–	11,985

Short-Term Investments
Investment Companies	215	–	–	215

Total Investments in Securities	$697	$11,503	$–	$12,200

Appreciation in Other Financial Instruments
Swaps	$–	$3	$–	$3
Depreciation in Other Financial Instruments
Swaps	–	(2)	–	$(2)

Total Net Appreciation/
Depreciation in Other Financial
Instruments	$–	$1	$–	$1

B. Restricted Securities - Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Fund.

As of April 30, 2021, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending - The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the six months ended April 30, 2021.

D. Investment Transactions with Affiliates - The Fund invested in an Underlying Fund which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the six months ended April 30, 2021

Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2021	Shares at April 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01%(a)(b)	$—	$215	$—	$—	$—	$215	215	$—	$—

(a) Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

(b) The rate shown is the current yield as of April 30, 2021.

E. Foreign Currency Translation - The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Swaps - The Fund engaged in various swap transactions to manage total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

Total Return Basket Swaps

The Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity.

Under the terms of the agreement, each swap is designed to function as a portfolio of direct investments in long and/or short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within each swap, accrued financing costs and net dividends, are part of the periodic reset. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty on swap contract on the Statement of Assets and Liabilities and as Net realized gain (loss) on transactions from swaps on the Statement of Operations.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with one counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the Statement of Assets and Liabilities).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of each swap is reflected on the Statement of Assets and Liabilities as Outstanding swap contracts, at value. Changes in the value of the swap are recognized as Change in net unrealized appreciation/depreciation on swaps on the Statement of Operations.

Derivatives Volume

The table below discloses the volume of the Fund’s swaps activity during the six months ended April 30, 2021.

Total Return Basket Swaps:
Average Notional Balance Long	$3,339
Average Notional Balance Short	3,362
Ending Notional Balance Long	3,593
Ending Notional Balance Short	3,618

G. Security Transactions and Investment Income - Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses - Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the six months ended April 30, 2021 are as follows:

Class A	Class C	Class I		Total
$–(a)	$1	$	–(a)	$1

(a) Amount rounds to less than one thousand.

I. Federal Income Taxes - The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2021, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes - The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gains tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

L. Distributions to Shareholders - Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

M. Recent Accounting Pronouncement - In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Fund’s financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee - Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee - Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. For the six months ended April 30, 2021, the effective annualized rate was 0.07% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees - Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2021, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees - The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I
0.25%	0.25%	0.25%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees - JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements - The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I
1.00%	1.50%	0.75%

The expense limitation agreement was in effect for the six months ended April 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2022.

For the six months ended April 30, 2021, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers

Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$35	$4	$13	$52	$32

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

The Fund did not have any waivers resulting from investments in the money market fund for the six months ended April 30, 2021.

G. Other - Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,816	$1,871

During the six months ended April 30, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$10,111	$2,247	$157	$2,090

At October 31, 2020, the Fund had net capital loss carryforwards which are available to offset future realized gains:

Capital Loss Carryforward Character
Short-Term	Long-Term
$259	$315

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the

Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the six months ended April 30, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2021, all of the Fund’s shares were held by the Adviser.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2021, the Fund had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

France	15.9%
Japan	16.7
United Kingdom	12.4

As of April 30, 2021, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Fund is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2020, and continued to hold your shares at the end of the reporting period, April 30, 2021.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio

JPMorgan International Equity Plus Fund
Class A

Actual	$1,000.00	$1,254.40	$5.59	1.00%

Hypothetical	1,000.00	1,019.84	5.01	1.00
Class C

Actual	1,000.00	1,252.00	8.38	1.50

Hypothetical	1,000.00	1,017.36	7.50	1.50
Class I

Actual	1,000.00	1,256.80	4.20	0.75

Hypothetical	1,000.00	1,021.08	3.76	0.75

* Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Fund has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the

Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board of Trustees reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the

Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of the Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether the Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), as well as whether an HLIM should be established for the Fund (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the J.P. Morgan Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether the Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (5) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (6) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of the Fund’s investments; and (2) perform additional stress testing. The Report noted that the Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Fund during the Program Reporting Period.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
July 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
July 1, 2021

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
July 1, 2021